As filed with the Securities and Exchange Commission on February 28, 2022
File Nos. 333‑120338
811‑21668

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
PRE‑EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 38	☒
And
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 40	☒

COHEN & STEERS
ALTERNATIVE INCOME FUND, INC.
(Exact Name Of Registrant As Specified In Charter)
280 Park Avenue, New York, NY 10017
(Address Of Principal Executive Office)
Registrant’s Telephone Number, including Area Code: (212) 832‑3232
Dana A. DeVivo
Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, New York 10017
(Name And Address Of Agent Of Service Of Process)

With copies to:
Michael G. Doherty, Esq.
Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on March 1, 2022, pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Cohen & Steers Alternative Income Fund, Inc.

CLASS A (DVFAX), CLASS C (DVFCX), CLASS F (DVVFX), CLASS I (DVFIX), CLASS R (DVFRX) AND CLASS Z (DVFZX) SHARES

280 PARK AVENUE
NEW YORK, NEW YORK 10017
PROSPECTUS
Advisor
Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, New York 10017
Telephone: (212) 832‑3232
Transfer Agent
DST Asset Manager Solutions, Inc.
P.O. Box 219953
Kansas City, MO 64121-9953
Telephone: (800) 437‑9912

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE FUND’S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO INDICATES OTHERWISE IS COMMITTING A CRIME.
MARCH 1, 2022

COHEN & STEERS ALTERNATIVE INCOME FUND, INC

SUMMARY SECTION

INVESTMENT OBJECTIVES
The investment objectives of Cohen & Steers Alternative Income Fund, Inc. (the “Fund”) are to seek a high level of current income and capital appreciation.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you could pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Cohen & Steers funds. More information about these and other discounts is available from your financial intermediary and in “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best for You” in the Fund’s prospectus (the “Prospectus”), in the Appendix to this Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries” (the “Appendix”), and “Reducing the Initial Sales Charge on Class A Shares” in the Fund’s Statement of Additional Information (the “SAI”). If you purchase Class I or Class Z shares through a financial intermediary acting as an agent on behalf of its customers, that financial intermediary may charge you a commission. Such commissions, if any, are not charged by the Fund and are not reflected in the fee table or expense example below. Class F shares are currently not available for purchase.

	Class A	Class C	Class F(1)	Class I	Class R	Class Z
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed On Purchases (as % of offering price)	4.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00%(2)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution (12b‑1) Fees	0.25%	0.75%	None	None	0.50%	None
Other Expenses	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Shareholder Service Fee	0.10%	0.25%	None	0.06%(4)	None	None

Total Other Expenses	0.72%	0.87%	0.62%	0.68%	0.62%	0.62%

Total Annual Fund Operating Expenses	1.67%	2.32%	1.32%	1.38%	1.82%	1.32%

Fee Waiver/Expense Reimbursement(5)	(0.66)%	(0.66)%	(0.66)%	(0.72)%	(0.66)%	(0.66)%

Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement)(5)	1.01%	1.66%	0.66%(6)	0.66%	1.16%	0.66%

(1)	Class F shares are currently not available for purchase.

(2)	For Class C shares, the maximum deferred sales charge does not apply after one year.

(3)
The Fund may invest a portion of its assets in other investment companies (the “Acquired Funds”). The Fund’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Fund invests. “Acquired Fund Fees and Expenses” in the table is an estimate of those expenses. The estimate for the fiscal year ended October 31, 2021 is based upon the average allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) as disclosed in each Acquired Funds’ most recent prospectus. Actual Acquired Fund Fees and Expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect the fees and expenses of the Acquired Funds. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

(4)	The maximum shareholder service fee for Class I shares is 0.10%.

(5)
Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”), has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2023 so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class F shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

(6)	The total annual fund operating expenses for Class F shares are estimated.
EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimburse expenses after June 30, 2023 (through June 30, 2023, expenses are based on the net amount pursuant to the fee waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$548	$870	$1,236	$2,266
Class C Shares
Assuming redemption at the end of the period	$269	$639	$1,159	$2,587
Assuming no redemption at the end of the period	$169	$639	$1,159	$2,587
Class F Shares	$67	$330	$638	$1,512
Class I Shares	$67	$341	$662	$1,573
Class R Shares	$118	$486	$902	$2,064
Class Z Shares	$67	$330	$638	$1,512
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 138% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve high current income and capital appreciation through a diversified portfolio of income-producing equity, preferred and debt securities. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing primarily in U.S. and non‑U.S. investments providing exposure to the following asset classes: (i) preferred and debt securities; (ii) real estate companies, including real estate investment trusts (“REITs”); and (iii) infrastructure companies. In addition to those aforementioned asset classes, the Fund may invest up to 15% of its assets in other types of investments, including but not limited to master limited partnerships (“MLPs”) and midstream energy companies, natural resource companies, renewable companies and digital infrastructure companies. The Fund may obtain investment exposure to any of the above asset classes directly or indirectly, such as by investing in investment companies (such as open‑end funds, closed‑end funds, exchange-traded funds (“ETFs”) and other types of pooled investment funds) and derivatives.
The Fund is actively managed by Cohen & Steers Capital Management, Inc., the Fund’s investment Advisor (the “Advisor”). To pursue its goal, the Fund combines a top‑down approach, focused on identifying relative value across multiple asset classes, with bottom‑up security selection based on fundamental research concentrated at the sector-, industry-, and security-levels.
PREFERRED AND DEBT SECURITIES
The Fund will invest in preferred and debt securities issued by U.S. and non‑U.S. companies, including traditional preferred securities; hybrid preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating rate preferred securities; corporate debt securities; convertible securities; contingent capital securities (“CoCos”); and securities of other open‑end funds, closed‑end funds or exchange-traded funds (“ETFs”) that invest primarily in preferred and/or debt securities as described herein. The Fund may also invest in certain restricted securities including securities that are only eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) (referred to as Rule 144A Securities) and securities of U.S. and non‑U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission (the “SEC”) pursuant to Regulation S under the Securities Act. The Fund will not seek to achieve specific environmental, social or governance (“ESG”) outcomes through its portfolio of investments, nor will it pursue an overall impact or sustainable investment strategy. However, the Advisor will incorporate consideration of relevant ESG factors into its investment decision-making. For example, although the Advisor does not generally exclude investments based on ESG factors alone, when considering an investment opportunity with material exposure to carbon emissions regulation, this risk may be considered as one factor in the Advisor’s holistic review process.
The Fund may invest in preferred and debt securities of any maturity or credit rating, including investment grade securities, below investment grade securities and unrated securities. Although not required to do so, the Fund will generally seek to maintain a minimum weighted average senior debt rating of companies in which it invests of BBB‑, which the Fund considers to be investment grade. Although a company’s senior debt rating may be BBB‑, an underlying security issued by such company in which the Fund invests may have a lower rating than BBB‑. If the Fund cannot access a company’s average senior debt rating, the Fund may look to the rating of the underlying security issued by such company. Below investment grade securities are also known as “high yield” or “junk” securities and are regarded as having more speculative characteristics with respect to the payment of interest and repayment of principal. The maturities of debt securities in which the Fund will invest generally will be longer-term (ten years or more); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term debt securities.
REAL ESTATE SECURITIES/REITS
The Fund will gain exposure to real estate by investing in securities issued by U.S. and non‑U.S. real estate companies, including REITs and similar REIT-like entities. Some investments in other asset classes have similar underlying characteristics which may cause the Fund’s real estate allocation range to be exceeded.

3

A real estate company is one that (i) derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) has at least 50% of its assets invested in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders. Foreign REITs and REIT-like entities are organized outside of the U.S. and have operations and receive tax treatment in their respective countries similar to that of U.S. REITs in their respective countries. The Fund retains the ability to invest in real estate companies of any market capitalization.
Securities of real estate companies may include common stocks and other equity securities, preferred securities and debt securities (including convertible securities). The Fund may invest in real estate companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund considers a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. as doing a substantial amount of business outside the U.S. The non‑U.S. companies in which the Fund invests may include those domiciled in emerging market countries. The Fund may invest in real estate companies of any market capitalization, including small- and medium‑sized companies (e.g., companies with a market capitalization of $10 billion or less), and in any geographic region.
The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may participate in the initial public offering (“IPO”) market of securities issued by real estate companies.
INFRASTRUCTURE COMPANIES
The Fund will invest in U.S. and non‑U.S. common stocks and other equity securities, preferred securities and income securities issued by infrastructure companies. Infrastructure companies are companies that derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the management, ownership, operation, construction, development or financing of assets used in connection with: the generation, production, transmission, sale or distribution of electric energy, natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources; the distribution, purification and treatment of water; provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media; or the provision of transportation services, including toll roads, airports, railroads or marine ports. Infrastructure companies also include companies organized as MLPs and their affiliates, and the Fund may invest in these energy-related MLPs and their affiliates.
The Fund may participate in the IPO market of securities issued by infrastructure companies. The Fund may invest in infrastructure companies of any market capitalization and in any geographic region.
Some investments in other asset classes, such as MLPs and midstream energy companies, have similar underlying characteristics which may cause the Fund’s infrastructure allocation range to be exceeded.
MASTER LIMITED PARTNERSHIPS (MLPS) AND MIDSTREAM ENERGY COMPANIES
The Fund may invest in MLPs and midstream energy companies of any market capitalization. MLPs are energy-related master limited partnerships and limited liability companies that are publicly traded and treated as partnerships for U.S. federal income tax purposes. Direct investments in MLPs may take the form of debt or equity, including, without limitation, common units, preferred units and convertible

4

subordinated units. MLPs are considered to be “energy related” if they own or otherwise engage in activities related to energy infrastructure in the U.S., such as assets related to exploration, development, mining, production, processing, refining, storage, gathering, distribution, marketing, and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. For purposes of the Fund’s investment policies, restrictions and limitations, MLPs may include affiliates of MLPs that are not treated as C corporations for U.S federal income tax purposes.
Midstream energy companies include securities of companies other than MLPs that derive at least 50% of their revenues or operating income from the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil or refined petroleum products, coal or other energy sources. The Fund can also invest in securities of exchange-traded, open‑end or closed‑end funds that invest primarily in MLPs or their affiliates; and instruments that provide economic exposure to MLPs or midstream energy companies, including derivative instruments such as, among others, forward contracts, futures and options thereon, options and swaps. The Fund may participate in the IPO market of MLPs and securities issued by midstream energy companies.
The Fund may invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets directly in MLPs that are “qualified publicly traded partnerships” (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes and are defined more specifically in the provisions applicable to regulated investment companies (“RICs”).
NATURAL RESOURCE EQUITY SECURITIES
The Fund will gain exposure to natural resource equity securities by investing in securities of U.S. and non‑ U.S. companies with substantial natural resource assets or whose business activities are related to natural resource assets. Such securities may include, for example, common stocks and other equity securities, preferred securities and debt securities, or other securities or instruments. Natural resources may include materials with economic value that are derived from natural sources, either directly or indirectly, such as precious metals (e.g., gold, platinum, palladium or silver), non‑precious metals (e.g., copper, zinc or iron ore), fuels (e.g., oil, natural gas or coal), minerals, timber and forestry products, food and agricultural products (e.g., fertilizer), farm machinery and chemicals. Natural resource companies will primarily be involved in exploring for, mining, extracting, producing, processing, transporting, or otherwise developing or providing goods and services with respect to, a natural resource. Natural resource companies may also include companies which provide services to such companies (e.g., equipment manufacturers).
The Fund may invest in natural resource companies of any market capitalization and in any geographic region. The Fund may participate in the IPO market of securities issued by natural resource companies.
Some investments in other asset classes have similar underlying characteristics which may cause the Fund’s natural resources allocation range to be exceeded.
OTHER INVESTMENT COMPANIES
The Fund may invest in securities of other open- or closed‑end investment companies, including ETFs, to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”). ETFs and many closed‑end funds trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. Most ETFs hold a portfolio of common stocks or bonds designed to track the performance of a securities index, including industry, sector, country and region indexes, but an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF.

5

The Fund may also invest a portion of its assets in pooled investment vehicles (other than investment companies). As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). The Fund will also incur brokerage costs when purchasing and selling shares of ETFs and closed‑end funds.
RENEWABLE COMPANIES
The Fund may invest in common stocks and other equity securities, preferred securities and income securities of U.S. and non‑U.S. renewable companies. Renewable companies are owners or operators of “clean” assets, as well as those developing technologies, products, processes and services relating to more efficient or cleaner, use, storage, delivery, management, conservation or conversion of natural resources or products derived therefrom or the transition to cleaner and more efficient use of natural resources or products derived therefrom. This includes companies that generate significant exposure from any of the following, among others: generation and supply of clean energy, development and manufacturing of resource efficient materials, hardware and equipment, sustainable production and distribution of food and water, and protection of the environment.
Specific types of renewable companies that the Fund may invest in, include but are not limited to, owners and operators of renewable energy production and storage facilities; electric grid operators; smart meter manufacturers; renewable energy material suppliers; sustainable transport manufacturers and developers; efficiency technology companies; sustainable food and agricultural producers; water utilities; pollution control companies; and recycling services.
The Fund may invest in renewable companies of any market capitalization and in any geographic region. The Fund may also invest in securities of renewable companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may participate in the IPO market of securities issued by renewable companies.
Some investments in renewable companies have similar underlying characteristics of other asset classes, which may cause the Fund’s allocation range to such asset class to be exceeded.
DIGITAL INFRASTRUCTURE COMPANIES
The Fund may invest in common stocks and other equity securities, preferred securities and income securities of U.S. and non‑U.S. digital infrastructure companies. Digital infrastructure companies are the owners, operators or manufacturers of physical assets and developers or providers of supply chain or software solutions that facilitate, and often enhance, the flow of information and payments between parties. These companies generally have meaningful exposure and cash flows tied to the following sub‑sectors:

•
Infrastructure—Owners and operators of structures that house data storage, networking, and transmission assets, as well as assets involved in physical distribution. Such companies may include industrial REITs, tower REITs, data center REITs, telecommunications and internet services & infrastructure companies.

•
Hardware—Manufacturers of devices that capture data and facilitate secure connections between service providers and end users. Such companies may include networking, technology hardware, electronic equipment and semiconductors companies.

6

•
Software—Creators and operators of software applications that analyze, secure, process, and create insights from data or otherwise support related services. Such companies may include cloud computing, database management, internet and data security, payment processing and e‑commerce companies.

The Fund may invest in digital infrastructure companies of any market capitalization and in any geographic region. The Fund may also invest in securities of digital infrastructure companies in the form of ADRs, GDRs and EDRs. The Fund may participate in the IPO market of securities issued by digital infrastructure companies.
Some investments in digital infrastructure companies have similar underlying characteristics of other asset classes, which may cause the Fund’s allocation range to such asset class to be exceeded.
ADDITIONAL INVESTMENTS
The Fund is authorized to purchase, sell or enter into any derivative contract or option on a derivative contract, transaction or instrument, without limitation, including various interest rate transactions such as swaps, caps, floors or collars, and foreign currency transactions such as foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions. The Fund’s primary use of derivative contracts will be to enter into interest rate and currency hedging transactions in order to reduce the interest rate and foreign currency risk inherent in the Fund’s investments, however the Fund may use derivatives for a variety of other purposes including as a substitute for purchasing or selling securities or to increase the Fund’s return as a non‑hedging strategy that may be considered speculative.
ASSET ALLOCATION
When making allocation decisions, the Advisor conducts quantitative and qualitative analysis, aiming to optimize the balance between relative return potential and risk across asset classes. The goal of this process is to establish a target asset allocation for the Fund intended to meet its objective while maintaining a risk/return profile that is consistent with the Fund’s investment objectives. In choosing investments at the asset class level, the Advisor, through its specialized investment teams, follows an active fundamental approach focused on identifying what are believed to be securities or trading strategies possessing superior yield and risk-adjusted return profiles. For each asset class, the Advisor seeks to outperform a passive allocation to that asset class over a full market cycle. While the Fund is not constrained to allocate its investments among asset classes according to specific ranges, under normal circumstances the Advisor expects the Fund’s assets to be allocated to each asset class within the allocation ranges set forth in the table below. In addition, the Advisor has appointed a committee (the “Asset Allocation Committee”) consisting of a select group of the Advisor’s senior investment professionals, to periodically review the Fund’s asset allocation ranges and allocation targets. Actual allocations may vary at any time and may move and remain outside of these ranges for a variety of reasons, including, but not limited to, changes in investment outlook, market movements, cash flows into or out of the Fund and other factors.

Asset Class(1)	Allocation Range
Preferred and Debt Securities	40‑60%
Real Estate Companies/REITs	10‑30%
Infrastructure Companies	20‑40%

(1)
Certain investments may count towards more than one of the above asset class categories. For example, a preferred security issued by an infrastructure company may be counted in one or both of the Preferred and Debt Securities and Infrastructure Companies asset classes. Investments in pooled investment vehicles and derivatives may count towards any of the above categories, depending on the nature of the investment.

7

In addition to those aforementioned asset classes, the Fund may invest up to 15% of its assets in other types of investments, including but not limited to MLPs and midstream energy companies, natural resource companies, renewable companies and digital infrastructure companies. The Fund may obtain investment exposure to any of the above asset classes directly or indirectly, such as by investing in investment companies (such as open‑end funds, closed‑end funds, ETFs and other types of pooled investment funds) and derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
INVESTMENT RISK
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
MARKET RISK
Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.
ASSET ALLOCATION RISK
The Fund is subject to the risk that its asset allocations may not achieve the desired risk-return characteristic or that they result in the Fund underperforming other similar funds or cause an investor to lose money. Asset allocations are subject to change without notice and may be greater than the specified allocation ranges at any given time due to similar characteristics of underlying holdings within each asset class.
PREFERRED SECURITIES RISK
There are various risks associated with investing in preferred securities. These risks include deferral and omission of distributions; credit risk; subordination to bonds and other debt securities in a company’s capital structure; interest rate risk; prepayment and extension risk; call, reinvestment and income risk; liquidity risk; limited voting rights; and special redemption rights. In addition, the on‑going COVID‑19 outbreak has increased certain risks associated with investing in preferred securities. The impact of the COVID‑19 outbreak could persist for years to come and the full impact to financial markets is not yet known. See “Geopolitical Risk” below for additional information regarding the COVID‑19 outbreak.
DEBT SECURITIES RISK
Debt securities generally present various risks, including many of the risks described above under “Preferred Securities Risk.” These include interest rate risk, credit risk, call risk, prepayment and extension risk, convertible securities risk, and liquidity risk.
CONTINGENT CAPITAL SECURITIES RISK
CoCos, also referred to as contingent convertible securities, are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example, an automatic write-down of principal or a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances,

8

which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. If a CoCo provides for mandatory conversion of the security into common stock of the issuer under certain circumstances and such conversion event occurs, the Fund could experience a reduced income rate, potentially to zero, as a result of the issuer’s common stock not paying a dividend. In addition, a conversion event would likely be the result of or related to the deterioration of the issuer’s financial condition (e.g., such as a decrease in the issuer’s capital ratio) and status as a going concern, so the market price of the issuer’s common stock received by the Fund may have declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s net asset value (“NAV”). Further, the issuer’s common stock would be subordinate to the issuer’s other security classes and therefore worsen the Fund’s standing in a bankruptcy proceeding. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment grade securities. See “Below Investment Grade Securities Risk” below.
BELOW INVESTMENT GRADE SECURITIES RISK
The Fund may invest in securities that are rated below investment grade or equivalent unrated securities. Below investment grade securities generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. It is reasonable to expect that any adverse economic condition could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
LIQUIDITY RISK
Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
CURRENT MARKET VOLATILITY RISK
The Fund’s strategy of investing in MLPs and midstream energy companies means that the performance of the Fund may be tied to the performance of the energy infrastructure industry. Recent market volatility in the energy markets has significantly affected the performance of the energy infrastructure industry, as well as the performance of the MLPs and midstream energy companies in

9

which the Fund invests. In addition, volatility in the energy markets may affect the ability of MLPs and midstream energy companies to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.
COMMON STOCK RISK
While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.
FINANCIALS SECTOR RISK
To the extent the Fund invests in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financial services, credit card and insurance industries.
REIT RISK
REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for favorable tax treatment under applicable tax law. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
REAL ESTATE MARKET RISK
Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs.
SMALL- AND MEDIUM-SIZED COMPANIES RISK
Real estate companies in the industry tend to be small- to medium‑sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

10

FOREIGN (NON-U.S.) AND EMERGING MARKET SECURITIES RISK
Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding or other taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets, exchanges and economies and, in some countries, less mature governments and governmental institutions. Foreign securities markets and exchanges may be less liquid, more volatile and less subject to governmental supervision than in the United States. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes, exchange controls, the imposition of restrictions on foreign investment, the lack of hedging instruments, restrictions on repatriation of capital invested or from problems in security registration or settlement and custody. Furthermore, custody practices and regulations abroad may offer less protection to investors, such as the Fund and the Fund may be limited in its ability to enforce contractual rights or obligations. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future. The economies of many emerging market countries may be heavily dependent on international trade and have thus been, and may continue to be, adversely affected by trade barriers, foreign exchange controls and other protectionist measures imposed or negotiated by the countries with which they wish to trade.
FOREIGN CURRENCY RISK
Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.
DERIVATIVES AND HEDGING TRANSACTIONS RISK
The use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, financial leverage risk, liquidity risk, over‑the‑counter (“OTC”) trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, the use of derivatives to hedge the Fund’s foreign currency risks may reduce returns or increase volatility, perhaps substantially.

11

The U.S. government has enacted legislation that provides for regulation of the derivatives market, including minimum margin and capital, clearing and trade execution requirements. The European Union (and some other countries) is implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. These regulations have the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objectives through the use of such instruments.
The Securities and Exchange Commission (“SEC”) recently adopted Rule 18f‑4 under the 1940 Act relating to a registered investment company’s use of derivatives and certain financing transactions (such as reverse repurchase transactions) that could potentially require the Fund to observe more stringent requirements than are currently imposed by the 1940 Act. Among other things, Rule 18f‑4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f‑4. In connection with the adoption of Rule 18f‑4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Rule 18f‑4 may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals. Compliance with Rule 18f‑4 will not be required until August 2022. As the Fund comes into compliance, the approach to asset segregation and coverage requirements described in this prospectus will be impacted.
MASTER LIMITED PARTNERSHIP RISK
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or industry sector (for example, the energy sector) or a particular geographic region are subject to risks associated with such industry, sector or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.
ENERGY SECTOR RISKS
There are several specific risks associated with investments in the energy sector, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.

•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of MLPs and Related Companies.

•	Slowdowns in new construction and acquisitions can limit growth potential.

•	A sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect revenues and cash flows.

12

•	Depletion of the natural gas reserves or other commodities which, if not replaced, could impact the ability of MLPs and Related Companies to make distributions.

•	Changes in the regulatory environment could adversely affect the profitability of MLPs and Related Companies.

•	Extreme weather or other natural disasters could impact the value of MLPs and Related Companies.

•	Rising interest rates could result in a higher cost of capital and divert investors into other investment opportunities.

•	Threats of attack by terrorists on energy assets could impact the market for MLPs and Related Companies.

•
Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

INTEREST RATE RISK TO MLPS AND RELATED COMPANIES
Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.
INDUSTRY SPECIFIC RISKS
MLPs and other entities operating in the energy sector are also subject to risks that are specific to the industry within that sector they serve. These sectors include pipelines, gathering and processing, midstream, exploration and production, propane, coal and marine shipping.
TAX RISK
The Fund intends to qualify each year as a RIC for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet certain asset diversification requirements, including that, at the close of each quarter of its taxable year, no more than 25% of its total assets will be invested in the securities (other than U.S. government securities and the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or business or related trades or businesses, or (iii) any one or more QPTPs.
RULE 144A SECURITIES RISK
Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers. Institutional markets for Rule 144A Securities that exist or may develop may provide both readily ascertainable values for such securities and the ability to promptly sell such securities. However, if there are an insufficient number of qualified institutional buyers interested in purchasing Rule 144A Securities held by the Fund, the Fund will be subject to liquidity risk and thus may not be able to sell the Rule 144A Securities at a desirable time or price.

13

REGULATION S SECURITIES RISK
Regulation S securities are offered through private offerings without registration with the SEC pursuant to Regulation S of the Securities Act. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. Because Regulation S securities are generally less liquid than registered securities, the Fund may take longer to liquidate these positions than publicly traded securities or may not be able to sell them at the price desired. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded or otherwise offered in the United States. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in losses to the Fund.
INFRASTRUCTURE COMPANIES RISK
Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to:

•	high interest costs in connection with capital construction and improvement programs;

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

•	costs associated with compliance with and changes in environmental and other regulations;

•	regulation or adverse actions by various government authorities;

•	government regulation of rates charged to customers;

•	service interruption due to environmental, operational or other mishaps;

•	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards;

•	technological innovations that may render existing plants, equipment or products obsolete; and

•	general changes in market sentiment towards infrastructure and utilities assets.
NATURAL RESOURCES RISK
The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic

14

natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
GEOPOLITICAL RISK
Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID‑19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
The outbreak of COVID‑19 and efforts to contain its spread have resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID‑19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre‑existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to generally less established health care systems and supply chains. Public health crises caused by the COVID‑19 outbreak may exacerbate other pre‑existing political, social and economic risks in certain countries or globally. The duration of the COVID‑19 outbreak and its effects cannot be determined with certainty. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.
On January 31, 2020, the United Kingdom (“UK”) withdrew from the European Union (“EU”) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU‑UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (“TCA”), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.
Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non‑U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

15

REGULATORY RISK
The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
LIBOR RISK
Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) announced that most LIBOR settings will no longer be published after the end of 2021 and that a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non‑representative of the underlying market. Alternatives to LIBOR are in development in many major financial markets, including a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, which is intended to replace U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate “SONIA” in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.
There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.
LARGE SHAREHOLDER RISK
The Fund may have one or more large shareholders or a group of shareholders investing in classes of Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a

16

significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.
CYBER SECURITY RISK
With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the Advisor and Subadvisors) may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial‑of‑service. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisor, the Subadvisors, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.
Each of the Fund, the Advisor and the Subadvisors may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.
OTHER INVESTMENT COMPANIES RISK
To the extent the Fund invests a portion of its assets in investment companies, including open‑end funds, closed‑end funds, ETFs and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment funds’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment funds. Risks associated with investments in closed‑end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non‑diversification. In addition, restrictions under the 1940 Act may limit the Fund’s ability to invest in other investment companies to the extent desired.
The SEC adopted Rule 12d1‑4, which permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions, rescinded certain SEC exemptive orders permitting investments in excess of the statutory limits and withdrew certain related SEC staff no‑action letters effective January 19, 2022. Accordingly, an investment company can no longer rely on the aforementioned exemptive orders and no‑action letters, and is subject instead to Rule 12d1‑4 and other applicable rules under Section 12(d)(1), which could affect the Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.
RENEWABLE COMPANIES RISK
Renewable companies may be subject to a variety of factors that may adversely affect their business or operations, including costs and losses associated with environmental and other regulations and enforcement policies or changes thereto, obsolescence of its existing offerings, the effects of economic

17

slowdown, short production cycles, increased competition from other providers of services, the effects of energy conservation policies and other factors.
Because many renewable companies may be concentrated in a particular industry or industry sector (for example, the energy sector), they are subject to risks associated with such industry or sector. Renewable energy companies may be more volatile than companies operating in more established industries. Renewable energy companies and other companies operating in the renewable energy group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; the success of research or exploration projects, changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering resources; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain clean energy assets. Additionally, the industry also can be significantly affected by the supply of and demand for specific products or services, including the supply of and demand and price of traditional energy sources (e.g., oil and gas).
DIGITAL INFRASTRUCTURE COMPANIES RISK
Digital Infrastructure Companies are affected by supply and demand factors, such as changes in demand for communications infrastructure, consolidation of tower sites, and new technologies. Digital Infrastructure Companies are particularly affected by changes in demand for wireless infrastructure and wireless connectivity. Such demand is affected by numerous factors including, but not limited to, consumer demand for wireless connectivity; availability or capacity of wireless infrastructure or associated land interests; location of wireless infrastructure; financial condition of customers; increased use of network sharing, roaming, joint development, or resale agreements by customers; mergers or consolidations by and among customers; governmental regulations, including local or state restrictions on the proliferation of wireless infrastructure; and technological changes, including obsolescence of its offerings or decommissioning of certain existing wireless networks. Digital Infrastructure Companies are subject to risks relating to disruption of service caused by, among others, hardware, software or internal system failures or malfunctions, security breaches, interruptions or delays in service by third-parties on which they rely, natural disasters, supplier outages, or power surges. Such disruptions can lead to significant downtime, data loss, reputational harm and associated expenses and losses from which such company may not be able to recover. Digital Infrastructure Companies may be subject to other risks including, but not limited to, water supply and climate risk and data security risk. The digital infrastructure industry is rapidly growing, highly competitive and requires Digital Infrastructure Companies to invest significant amounts of research, software and product development. Such investments may not generate returns and may cause such company to incur significant losses. Companies may experience significant fluctuations in operating results and growth rates, which could result in significant gains and losses for such company and its securities to which the Fund has exposure. In addition, the impact of existing or future rules, regulations, taxes, and governmental or political actions relating to the collecting, moving, storing or processing of personal or sensitive data or payments has the potential to be financially impactful, and, to the extent that a Digital Infrastructure Company to which the Fund has exposure, becomes more extensively regulated there could be negative impacts to such company and the Fund. Banking regulation, consumer protection laws, anti-money laundering and/or other changes in regulation may negatively affect certain Digital Infrastructure Companies.
SECTOR FOCUS RISK
The Fund may invest a substantial portion of its assets within one or more sectors. To the extent the Fund focuses its investments in one or more sectors, market or economic factors impacting those sectors could

18

have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors.
PORTFOLIO TURNOVER RISK
The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains (including short-term capital gains, which are taxed at ordinary income tax rates for federal income tax purposes) or losses, as well as, with respect to the Fund’s investments in MLPs, gain that is characterized as ordinary income under the Internal Revenue Code of 1986 (the “Code”) recapture provisions, as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
ACTIVE MANAGEMENT RISK
As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Advisor’s investment techniques could fail to achieve the Fund’s investment objectives or negatively affect the Fund’s investment performance.
Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. Because Class F shares have not commenced investment operations, no performance information is provided for this share class. The Fund changed its investment objectives and principal investment strategies on July 1, 2019 and further modified the investment objectives, principal investment strategies and benchmark effective after the close of business on April 30, 2021. In connection with such change, the performance in the following bar chart and table reflects returns achieved pursuant to different investment objectives and principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different. The table shows how the Fund’s average annual returns compare with the performance of a selected broad-based market index, the Russell 1000 Value Index, over various time periods. In addition to the broad-based market index, the table shows performance of the S&P 500® Index. The table also shows the performance of a linked blended benchmark, which is represented by the performance of the Russell 1000 Value Index through June 30, 2019 and the blended benchmark consisting of 15% FTSE EPRA Nareit Developed Real Estate Index (Net), 15% Alerian MLP Index, 15% Dow Jones Brookfield Global Infrastructure Index, 10% S&P Global Natural Resource Index (Net), and 45% Preferred Blended Benchmark (consists of 60% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index and 20% Bloomberg Developed Market USD Contingent Capital Index) through April 30, 2021 and the blended benchmark consisting of 50% Preferred Blended Benchmark (consists of 60% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index and 20% Bloomberg Developed Market USD Contingent Capital Index), 30% Dow Jones Brookfield Global Infrastructure Index, and 20% FTSE EPRA Nareit Developed Real Estate Index (Net) thereafter. Past

19

performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance information, including the Fund’s NAV per share, is available at www.cohenandsteers.com or by calling (800) 330‑7348.
The Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe in the Russell 1000 Index that have lower price‑to‑book ratios and lower expected growth values. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of U.S. stock market performance. The FTSE EPRA Nareit Developed Real Estate Index (Net) is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity REITs and listed property companies from developed markets and is net of dividend withholding taxes. The Alerian MLP Index (Total Return), is a capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of the total Master Limited Partnership (MLP) float-adjusted market capitalization. The Dow Jones Brookfield Global Infrastructure Index is a float-adjusted market-capitalization-weighted index that measures performance of globally domiciled companies that derive more than 70% of their cash flows from infrastructure lines of business. The S&P Global Natural Resources Index (Net) includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market, excluding $1,000 par securities. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers.
The bar chart does not reflect the deduction of sales charges imposed on Class A shares; if these amounts were reflected, returns would be less than those shown. Absent any applicable fee waivers and/or expense limitation, performance would have been lower.
Class A Shares
Annual Total Returns(1),(2)

Highest quarterly return during this period:    17.22% (quarter ended June 30, 2020)
Lowest quarterly return during this period:    –29.21% (quarter ended March 31, 2020)

(1)
The annual total returns for Class C, I, R and Z shares of the Fund are substantially similar to the annual total returns of Class A shares because the assets of all classes are invested in the same portfolio of securities. The annual total returns differ only to the extent that the classes do not have the same expenses. Class F shares are currently not available for purchase.

(2)	Class A shares year‑to‑date return was ‑2.25% as of January 31, 2022.

20

Average Annual Total Returns
(for the periods ended December 31, 2021)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	14.05%	6.81%	10.14%
Return After Taxes on Distributions	13.14%	3.85%	7.60%
Return After Taxes on Distributions and Sale of Fund Shares	8.74%	4.60%	7.64%
Class C Shares
Return Before Taxes	17.60%	7.10%	9.93%
Class I Shares
Return Before Taxes	19.78%	8.18%	11.03%
Class R Shares
Return Before Taxes	19.21%	7.64%	N/A	(1)
Class Z Shares
Return Before Taxes	19.79%	8.17%	N/A	(1)
Linked Blended Benchmark (reflects no deduction for fees, expenses or taxes)	16.31%	7.61%	11.14%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	25.16%	11.17%	12.97%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.48%	16.55%

(1)
The inception date for Class R and Class Z shares is October 1, 2014. Since inception and through December 31, 2021, Class R shares and Class Z shares had a return before taxes of 7.37% and 7.91%, respectively.

After‑tax returns are shown for Class A shares only. After‑tax returns for Class C, I, R, and Z shares will vary. Class F shares are currently not available for purchase. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on the investor’s tax situation and may differ from those shown, and the after‑tax returns shown are not relevant to investors who hold their shares through tax‑advantaged arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGEMENT
ADVISOR
Cohen & Steers Capital Management, Inc.
SUBADVISORS
Cohen & Steers Asia Limited (“CNS Asia”)
Cohen & Steers UK Limited (“CNS UK”)
PORTFOLIO MANAGERS
The Fund’s portfolio managers are:
Jon Cheigh, global real estate asset class—Chief Investment Officer of the Advisor. Mr. Cheigh has been a portfolio manager of the Fund since 2019.
Vincent L. Childers, real assets strategy—Senior Vice President of the Advisor. Mr. Childers has been a portfolio manager of the Fund since 2019.

21

William F. Scapell, preferred and debt securities asset class—Executive Vice President of the Advisor. Mr. Scapell has been a portfolio manager of the Fund since 2019.
Elaine Zaharis-Nikas, preferred and debt securities asset class—Senior Vice President of the Advisor. Ms. Zaharis-Nikas has been a portfolio manager of the Fund since 2019.
Benjamin Morton, global listed infrastructure and MLPs and midstream energy asset classes—Executive Vice President of the Advisor. Mr. Morton has been a portfolio manager of the Fund since 2019.

PURCHASE AND SALE OF FUND SHARES

	Class A and C Shares	Class I Shares	Class F, R and Z Shares
Minimum Initial Investment	• No minimum	• $100,000 (aggregate for registered advisors)	• No minimum
Minimum Subsequent Investment	• No minimum • $100 for Automatic Investment Plans	• No minimum • $500 for Automatic Investment Plans	• No minimum • $50 for Automatic Investment Plans
Class F shares are currently not available for purchase. You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business, by written request, wire transfer (call (800) 437‑9912 for instructions) or telephone. You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through Cohen & Steers Securities, LLC, the Fund’s distributor (the “Distributor”). For accounts opened directly through the Distributor, a completed and signed Subscription Agreement is required for the initial account opened with the Fund.
Please mail the signed Subscription Agreement to:
DST Asset Manager Solutions, Inc.
Cohen & Steers Funds
P.O. Box 219953
Kansas City, MO 64121-9953
Phone: (800) 437‑9912

TAX INFORMATION
The Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non‑taxable return of capital, unless you are investing through a tax‑advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its Advisor or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial representative to recommend the Fund over another investment. Ask your individual financial representative or visit your financial intermediary’s website for more information.

22

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

OBJECTIVES
The investment objectives of the Fund are to seek a high level of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are not fundamental and may be changed by the Fund’s Board of Directors without shareholder approval, although there is no current intention to do so. Shareholders will be provided with at least 60 days’ prior written notice of any change to the Fund’s investment objectives.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve high current income and capital appreciation through a diversified portfolio of income-producing equity, preferred and debt securities. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing primarily in U.S. and non‑U.S. investments providing exposure to the following asset classes: (i) preferred and debt securities; (ii) real estate companies, including real estate investment trusts (“REITs”); and (iii) infrastructure companies. In addition to those aforementioned asset classes, the Fund may invest up to 15% of its assets in other types of investments, including but not limited to master limited partnerships (“MLPs”) and midstream energy companies, natural resource companies, renewable companies and digital infrastructure companies. The Fund may obtain investment exposure to any of the above asset classes directly or indirectly, such as by investing in investment companies (such as open‑end funds, closed‑end funds, exchange-traded funds (“ETFs”) and other types of pooled investment funds) and derivatives.
The Fund is actively managed by Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”). To pursue its goal, the Fund combines a top‑down approach, focused on identifying relative value across multiple asset classes, with bottom‑up security selection based on fundamental research concentrated at the sector-, industry-, and security-levels.
The following are the Fund’s principal investment strategies. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s investments are contained in the Fund’s SAI.
PREFERRED AND DEBT SECURITIES
The Advisor invests primarily in issues of preferred and debt securities that the Advisor believes are undervalued relative to credit quality and other investment characteristics. In making this determination, the Advisor evaluates the fundamental characteristics of an issuer, including an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Advisor considers not only fundamental analysis, but also an issuer’s corporate and capital structure and the placement of the preferred or debt securities within that structure. In evaluating relative value, the Advisor also takes into account call, conversion and other structural security features, in addition to such factors as the likely directions of credit ratings and relative value versus other income security classes. The Fund will not seek to achieve specific environmental, social or governance (“ESG”) outcomes through its portfolio of investments, nor will it pursue an overall impact or sustainable investment strategy. However, the Advisor will incorporate consideration of relevant ESG factors into its investment decision-making. For example, although the Advisor does not generally exclude investments based on ESG factors alone, when considering an investment opportunity with material exposure to carbon emissions regulation, this risk may be considered as one factor in the Advisor’s holistic review process.

23

REAL ESTATE SECURITIES/REITS
The Advisor adheres to an integrated, bottom‑up, relative value investment process when selecting publicly traded real estate securities. To guide the portfolio construction process, the Advisor utilizes a proprietary valuation model that quantifies relative valuation of real estate securities based on price‑to‑NAV and a dividend discount model (“DDM”). Analysts incorporate both quantitative and qualitative analysis in their NAV and DDM estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength, corporate structure and ESG factors. Judgments with respect to global macroeconomic factors, risk control, diversification, liquidity and other factors are considered along with the models’ output and drive the portfolio managers’ investment decisions.
INFRASTRUCTURE COMPANIES
In managing the Fund’s allocation to infrastructure companies, the Advisor relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return through a combination of current income and capital appreciation. The Advisor reviews each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio and corporate governance. The Advisor utilizes a value-oriented approach, and evaluates each company’s valuation on the basis of relative price/cash flow and price/earnings multiples, earnings growth rate, dividend yield, and price/book value, among other metrics.
MASTER LIMITED PARTNERSHIPS (MLPS) AND MIDSTREAM ENERGY COMPANIES
In making investment decisions with respect to securities purchased by the Fund, the Advisor relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive level of distributions. Their potential for capital appreciation is also evaluated. The Advisor reviews each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, distribution coverage ratio and ESG factors. The Advisor utilizes a value-oriented approach, and evaluates each company’s valuation on the basis of relative price to distributable cash flow multiples, distributable cash flow growth rate and distribution yield, among other metrics.
NATURAL RESOURCE EQUITY SECURITIES
In selecting the Fund’s investments in natural resource companies, the Advisor researches countries, industries, sectors and companies to identify potential investment targets. The Advisor applies quantitative and qualitative analysis to a universe of U.S. and non‑U.S. natural resource companies of any market capitalization, including those located in emerging market countries. Proprietary screening tools are used to identify quantitative characteristics such as return on capital, cash flows, balance sheet strength and ESG factors. The Advisor conducts in‑depth bottom‑up analysis on those companies which meet the initial criteria. The Advisor analyzes financial statements, evaluates management and corporate governance structures, and determines an outlook for a particular company or industry.
OTHER INVESTMENT COMPANIES
The Fund may invest in securities of other open- or closed‑end investment companies, including ETFs, to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”). ETFs and many closed‑end funds trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. Most ETFs hold a portfolio of common stocks or bonds designed to track the performance of a securities index, including industry, sector, country and region indexes, but an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF.

24

The Fund may also invest a portion of its assets in pooled investment vehicles (other than investment companies). As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). The Fund will also incur brokerage costs when purchasing and selling shares of ETFs and closed‑end funds.
RENEWABLE COMPANIES
The Fund may invest in common stocks and other equity securities, preferred securities and income securities of U.S. and non‑U.S. renewable companies. Renewable companies are owners or operators of “clean” assets, as well as those developing technologies, products, processes and services relating to more efficient or cleaner, use, storage, delivery, management, conservation or conversion of natural resources or products derived therefrom or the transition to cleaner and more efficient use of natural resources or products derived therefrom. This includes companies that generate significant exposure from any of the following, among others: generation and supply of clean energy, development and manufacturing of resource efficient materials, hardware and equipment, sustainable production and distribution of food and water, and protection of the environment.
Specific types of renewable companies that the Fund may invest in, include but are not limited to, owners and operators of renewable energy production and storage facilities; electric grid operators; smart meter manufacturers; renewable energy material suppliers; sustainable transport manufacturers and developers; efficiency technology companies; sustainable food and agricultural producers; water utilities; pollution control companies; and recycling services.
The Fund may invest in renewable companies of any market capitalization and in any geographic region. The Fund may also invest in securities of renewable companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may participate in the IPO market of securities issued by renewable companies.
Some investments in renewable companies have similar underlying characteristics of other asset classes, which may cause the Fund’s allocation range to such asset class to be exceeded.
DIGITAL INFRASTRUCTURE COMPANIES
The Fund may invest in common stocks and other equity securities, preferred securities and income securities of U.S. and non‑U.S. digital infrastructure companies. Digital infrastructure companies are the owners, operators or manufacturers of physical assets and developers or providers of supply chain or software solutions that facilitate, and often enhance, the flow of information and payments between parties. These companies generally have meaningful exposure and cash flows tied to the following sub‑sectors:

•
Infrastructure—Owners and operators of structures that house data storage, networking, and transmission assets, as well as assets involved in physical distribution. Such companies may include industrial REITs, tower REITs, data center REITs, telecommunications and internet services & infrastructure companies.

25

•
Hardware—Manufacturers of devices that capture data and facilitate secure connections between service providers and end users. Such companies may include networking, technology hardware, electronic equipment and semiconductors companies.

•
Software—Creators and operators of software applications that analyze, secure, process, and create insights from data or otherwise support related services. Such companies may include cloud computing, database management, internet and data security, payment processing and e‑commerce companies.

The Fund may invest in digital infrastructure companies of any market capitalization and in any geographic region. The Fund may also invest in securities of digital infrastructure companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may participate in the IPO market of securities issued by digital infrastructure companies.
Some investments in digital infrastructure companies have similar underlying characteristics of other asset classes, which may cause the Fund’s allocation range to such asset class to be exceeded.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS
The following provides additional information about the Principal Investment Strategies described in the Summary Section:
PREFERRED SECURITIES
There are two basic types of preferred securities, traditional preferred securities and hybrid-preferred securities. Traditional preferred securities are perpetual and equity-like in nature. They may be issued by an entity taxable as a corporation and pay fixed or floating rate dividends. “Preference” means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation or bankruptcy. However, these claims are subordinated to more senior creditors, including senior debt holders. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. Preferred securities share many investment characteristics with both common stock and bonds; therefore, the risks and potential rewards of investing in the Fund may at times be similar to the risks of investing in both equity funds and bond funds.
Hybrid-preferred securities are debt instruments that have characteristics similar to those of traditional preferred securities. Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities but subordinate to those of senior debt holders. Certain subordinated debt and senior debt issues that have preferred characteristics are also considered to be part of the broader preferred securities market.
The Fund intends to invest in both OTC and exchange-traded preferred securities. OTC issues are often referred to in the industry as “capital securities.”
Floating rate preferred securities provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon

26

an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the short-term interest rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rising interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
DEBT SECURITIES
Debt securities in which the Fund may invest include corporate debt securities issued by U.S. and non‑U.S. corporations, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations, U.S. dollar-denominated obligations of foreign issuers and debt obligations denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes, with the primary difference being their maturities and secured or unsecured status. Such corporate debt securities are fixed-income securities issued by businesses to finance their operations. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.
CONVERTIBLE SECURITIES
Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt or perpetual preferred securities that may be converted within a specified period of time into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. In some cases, conversion may be mandatory. They also include debt securities with warrants or common stock attached and hybrid and synthetic securities combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.
CONTINGENT CAPITAL SECURITIES
Convertible securities also include CoCos. CoCos are debt or preferred securities with loss absorption characteristics that provide for an automatic write-down of the principal amount or value of securities or the mandatory conversion into common shares of the issuer under certain circumstances. A mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor (worsening the Fund’s standing in a bankruptcy). In addition, some CoCos provide for an automatic write-down of capital under such circumstances.
REAL ESTATE COMPANIES
For purposes of the Fund’s investment policies, a real estate company is one that:

•	derives at least 50% of its revenues from ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or

•	has at least 50% of its assets invested in such real estate.
The Fund may invest in equity securities issued by real estate companies (including REITs and REIT-like entities) organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States. The

27

Fund considers a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. as doing a substantial amount of business outside the U.S. The Fund is not limited in the extent to which it may invest in real estate equity securities of companies domiciled in emerging market countries. The Fund may invest in real estate companies of any market capitalization, including small- and medium‑sized companies (e.g., companies with a market cap of $10 billion or less)
The equity securities in which the Fund invests can consist of:

•	common stocks;

•	rights or warrants to purchase common stocks;

•	securities convertible into common stocks where the conversion feature represents, in the view of the Advisor or a Subadvisor, a significant element of the securities’ value; and

•	preferred stocks.
REAL ESTATE INVESTMENT TRUSTS
REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders (other than net capital gains for each taxable year). As a result, U.S. REITs tend to pay relatively higher dividends than other types of companies. Dividends paid by U.S. REITs generally will not be eligible for the dividends-received deduction, and are generally not considered “qualified dividend income” (“QDI”) eligible for reduced rates of taxation for U.S. federal income tax purposes but may be considered to be “qualified REIT dividends” eligible for a 20% deduction for non‑corporate taxpayers. Between 2018 and 2025, “qualified REIT dividends” are treated as eligible for a 20% deduction by non‑corporate taxpayers. Qualified REIT dividends are dividends received from REITs that are neither capital gain dividends nor are eligible for treatment as qualified dividends. The Fund is permitted to pass through qualified REIT dividends to its shareholders, provided the shareholders meet certain holding period and other requirements with respect to their shares. See “Additional Information—Tax Considerations” in this Prospectus and “Taxation” in the SAI.
REITs can generally be classified as equity REITs or mortgage REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. The Fund invests primarily in equity REITs.
FOREIGN (NON-U.S.) SECURITIES AND DEPOSITARY RECEIPTS
The Fund may invest without limit in companies located outside of the U.S. or doing a substantial amount of business outside the U.S. and in securities of non‑U.S. companies, which may be non‑U.S. dollar denominated. The Fund is also not limited in the extent to which it may invest in emerging market companies and securities issued by companies in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries.

28

The Fund may also invest in non‑U.S. companies and securities of foreign companies in the form of ADRs, GDRs, and EDRs. Generally, ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designed for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.
INFRASTRUCTURE COMPANIES
The Fund may invest in the equity securities of infrastructure companies. The Fund will invest in infrastructure companies primarily in developed countries, but may invest in securities of infrastructure companies domiciled in emerging market countries. These equity securities can consist of:

•	common stocks;

•	rights or warrants to purchase common stocks;

•	securities convertible into common stocks where the conversion feature represents, in the Advisor’s view, a significant element of the securities’ value;

•	preferred stocks; and

•	equity units.
MASTER LIMITED PARTNERSHIPS
The Fund may invest up to 25% of its total assets in energy-related companies organized as MLPs taxed as partnerships and their affiliates. MLPs are generally publicly traded entities that are organized under state law as limited partnerships or limited liability companies and receive partnership or C corporation taxation treatment under the Code. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through and up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. The Fund may also participate in the IPO market of MLPs and securities issued by midstream energy companies.
NATURAL RESOURCE EQUITY SECURITIES
The Fund will gain exposure to natural resource equity securities by investing in securities of U.S. and non‑U.S. companies with substantial natural resource assets or whose business activities are related to natural resource assets. Such securities may include, for example, common stocks and other equity securities, preferred securities and debt securities, or other securities or instruments. Natural resources may include materials with economic value that are derived from natural sources, either directly or indirectly, such as precious metals (e.g., gold, platinum, palladium or silver), non‑precious metals (e.g., copper, zinc or iron ore), fuels (e.g., oil, natural gas or coal), minerals, timber and forestry products, food and agricultural products (e.g., fertilizer), farm machinery and chemicals. Natural resource companies will primarily be involved in exploring for, mining, extracting, producing, processing, transporting, or otherwise developing or providing goods and services with respect to, a natural resource. Natural resource companies may also include companies which provide services to such companies (e.g., equipment manufacturers).

29

The Fund may invest in natural resource companies of any market capitalization and in any geographic region. The Fund may participate in the IPO market of securities issued by natural resource companies.

ADDITIONAL INVESTMENTS
EQUITY SECURITIES
For purposes of the Fund’s investment strategies, the equity securities in which the Fund may invest can consist of (i) common stocks; (ii) rights or warrants to purchase common stocks; (iii) securities convertible into common stock; and (iv) preferred stocks.
RULE 144A SECURITIES
Certain securities in which the Fund may invest are Rule 144A Securities. Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers.
REGULATION S SECURITIES
The Fund may invest in the securities of U.S. and non‑U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act. Offerings of Regulation S securities may be conducted outside of the United States. Because Regulation S securities are subject to legal or contractual restrictions on resale, Regulation S securities may be considered illiquid. If a Regulation S security is determined to be illiquid, the Fund’s maximum limitation of 15% of net assets invested in illiquid securities will apply.
DERIVATIVES AND HEDGING TRANSACTIONS
The Fund is authorized to purchase, sell or enter into any derivative contract or option on a derivative contract, transaction or instrument including, without limitation, various interest rate transactions such as swaps, caps, floors or collars, and foreign currency transactions, such as foreign currency forward contracts, futures contracts, options, swaps and other similar transactions in connection with its investments in securities of non‑U.S. companies. The Fund may also enter into short sales. The Fund’s use of derivative contracts will be to enter into interest rate hedging transactions in order to reduce the interest rate risk inherent in the Fund’s investments, and foreign currency hedging transactions in order to reduce foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date). Derivative instruments, or “derivatives,” include instruments and contracts which are derived from and are valued in relation to one or more underlying interest rates, currencies, securities, financial benchmarks or indexes and include, without limitation, swap agreements (including credit default swaps), futures contracts, forward contracts, options on futures or forward contracts, and listed or OTC put or call options on, or linked to the value of, any security, index or basket of securities, commodity or index or basket of commodities or other reference asset. Derivatives typically allow an investor to hedge or speculate upon the price movements of a particular interest rate, currency, security, financial benchmark or index at a fraction of the cost of acquiring, borrowing or selling short the underlying asset. The value of a derivative depends largely upon price movements in the underlying asset.
An interest rate swap involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. In an interest rate cap, one party receives payments at the end of each period in which a specified

30

interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor, one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.
A foreign currency forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A foreign currency futures contract is an exchange-traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. A foreign currency swap is an agreement between two parties to exchange principal and interest payments on a loan made in one currency for principal and interest payments of a loan of equal value in another currency. The Fund may enter into a foreign currency forward contract, foreign currency futures contract or foreign currency swap, or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, the Fund may enter into a foreign currency forward contract, futures contract or swap or purchase a currency option in respect of a currency which acts as a proxy for a currency in which the Fund’s portfolio holdings or anticipated holdings are denominated. This second investment practice is generally referred to as “cross-hedging.” The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.
The Fund’s transactions in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions. To the extent any derivatives would be deemed to be illiquid, they will be included in the Fund’s maximum limitation of 15% of net assets invested in illiquid securities.
BELOW INVESTMENT GRADE SECURITIES
The Fund may invest in below investment grade securities. A security will be considered to be investment grade if it is rated as such by one NRSRO (for example minimum Baa3 or BBB‑ by Moody’s or S&P, respectively) or, if unrated, is judged to be investment grade by the Advisor. Below investment grade quality securities, or securities that are unrated but judged to be below investment grade by the Advisor, are commonly referred to as “high yield” or “junk” securities and are regarded as having more speculative characteristics with respect to the payment of interest and repayment of principal. In evaluating unrated securities, the Advisor also takes into account call, conversion and other structural security features, in addition to such factors as the likely directions of credit ratings and relative value versus other income security classes.
INVESTMENT RESTRICTIONS
Except as otherwise stated, all percentage restrictions referenced in this Prospectus or the SAI are measured at the time of investment. If a percentage restriction is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from market movements will not be considered a violation of the restriction.
ASSET ALLOCATION
When making allocation decisions, the Advisor conducts quantitative and qualitative analysis, aiming to optimize the balance between relative return potential and risk across asset classes. The goal of this process is to establish a target asset allocation for the Fund intended to meet its objective while maintaining a risk/return profile that is consistent with the Fund’s investment objectives. In choosing

31

investments at the asset class level, the Advisor, through its specialized investment teams, follows an active fundamental approach focused on identifying what are believed to be securities or trading strategies possessing superior yield and risk-adjusted return profiles. For each asset class, the Advisor seeks to outperform a passive allocation to that asset class over a full market cycle. While the Fund is not constrained to allocate its investments among asset classes according to specific ranges, under normal circumstances the Advisor expects the Fund’s assets to be allocated to each asset class within the allocation ranges set forth in the table below. In addition, the Advisor has appointed a committee (the “Asset Allocation Committee”) consisting of a select group of the Advisor’s senior investment professionals, to periodically review the Fund’s asset allocation ranges and allocation targets. Actual allocations may vary at any time and may move and remain outside of these ranges for a variety of reasons, including, but not limited to, changes in investment outlook, market movements, cash flows into or out of the Fund and other factors.

Asset Class(1)	Allocation Range
Preferred and Debt Securities	40‑60%
Real Estate Companies/REITs	10‑30%
Infrastructure Companies	20‑40%

(1)
Certain investments may count towards more than one of the above asset class categories. For example, a preferred security issued by an infrastructure company may be counted in one or both of the Preferred and Debt Securities and Infrastructure Companies asset classes.

PRINCIPAL RISKS OF INVESTING IN THE FUND
This section contains a discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its investment objectives or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.
INVESTMENT RISK
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
MARKET RISK
Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.
ASSET ALLOCATION RISK
The Fund is subject to the risk that its asset allocations may not achieve the desired risk-return characteristic or that they result in the Fund underperforming other similar funds or cause an investor to lose money. Asset allocations are subject to change without notice and may be greater than the specified allocation ranges at any given time due to similar characteristics of underlying holdings within each asset class.
PREFERRED SECURITIES RISK
There are various risks associated with investing in preferred securities. These risks include deferral and omission of distributions; credit risk; subordination to bonds and other debt securities in a company’s

32

capital structure; interest rate risk; prepayment and extension risk; call, reinvestment and income risk; liquidity risk; limited voting rights; special redemption rights and regulatory risk. In addition, the on‑going COVID‑19 outbreak has increased certain risks associated with investing in preferred securities. The impact of the COVID‑19 outbreak could persist for years to come and the full impact to financial markets is not yet known. See “Geopolitical Risk” below for additional information regarding the COVID‑19 outbreak.

•
Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

•
Credit and Subordination Risk. Credit risk is the risk that a preferred security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•
Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of government monetary policy initiatives and resulting market reaction to those initiatives. Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.

•
Prepayment and Extension Risk. Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a preferred security more quickly than expected, such that the Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.

•
Call, Reinvestment and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. Recent regulatory changes may increase call risk with respect to certain types of preferred securities. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem preferred securities if the issuer can refinance the preferred securities at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of a security. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market rates that are below the portfolio’s current earnings rate.

•	Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk

33

that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. During periods of high volatility, the Fund may experience increased redemptions, requiring it to liquidate securities when it is difficult to do so.

•
Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board of directors. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•
Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may have a negative impact on the return of the security held by the Fund. See “Call, Reinvestment and Income Risk” above and “Regulatory Risk” below.

•
New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Advisor believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

DEBT SECURITIES RISK
There are special risks associated with investing in debt securities, including:

•
Credit/Counterparty Risk. Credit/counterparty risk refers to the possibility that the issuer or guarantor of a security will not be able or willing to make payments of interest and principal when due because the issuer or guarantor of the security experiences a decline in its financial status. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

•
Interest Rate Risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of government monetary policy initiatives and resulting market reaction to those initiatives. Debt securities with longer periods before maturity may be more sensitive to interest rate changes.

•
Prepayment and Extension Risk. Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a debt security more quickly than expected, such that the Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.

•
Call Risk. Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

34

•
Liquidity Risk. Certain debt securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. During periods of high volatility, the Fund may experience increased redemptions, requiring it to liquidate securities when it is difficult to do so.

•
Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Because it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

CONTINGENT CAPITAL SECURITIES RISK
CoCos, also referred to as contingent convertible securities, may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. If a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances and such conversion event occurs, the Fund could experience a reduced income rate, potentially to zero, as a result of the issuer’s common shares not paying a dividend. In addition, a conversion event would likely be the result of or related to the deterioration of the issuer’s financial condition (e.g., such as a decrease in the issuer’s capital ratio) and status as a going concern, so the market price of the issuer’s common shares received by the Fund may have declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common shares would be subordinate to the issuer’s other security classes and therefore worsen the Fund’s standing in a bankruptcy proceeding. It will often be difficult to predict when, if at all, an automatic write-down or conversion event will occur. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of the CoCos. CoCos are a relatively new form of security and the full effects of an automatic write-down or conversion event have not been experienced broadly in the marketplace. The occurrence of an automatic write-down or conversion event may be unpredictable and the potential effects of such event on the Fund’s yield, NAV and/or market price may be adverse.
BELOW INVESTMENT GRADE SECURITIES RISK
The Fund may invest in securities that are rated below investment grade. Below investment grade securities generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely

35

interest and principal payments. It is reasonable to expect that any adverse economic condition could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
LIQUIDITY RISK
Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
CURRENT MARKET VOLATILITY RISK
The Fund’s strategy of investing in MLPs and Related Companies means that the performance of the Fund may be tied to the performance of the energy infrastructure industry. Recent market volatility in the energy markets, caused in part by the COVID‑19 pandemic, has significantly affected the performance of the energy infrastructure industry, as well as the performance of the MLPs and Related Companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of MLPs and Related Companies to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.
COMMON STOCK RISK
While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.
FINANCIALS SECTOR RISK
To the extent the Fund invests in the financials sector, which may include the bank, diversified financial services, credit card and insurance industries, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and

36

competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including:

•
Banking Industry Risk. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations which makes banks sensitive to changes in money market and general economic conditions. When a bank’s borrowers have financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are also highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce a bank’s profitability.

•
Insurance Industry Risk. The insurance industry is subject to extensive government regulation and can be significantly affected by changes in interest rates, general economic conditions, price and market competition, the imposition of premium rate caps or other changes in government regulation or tax law. Certain segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean‑up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

REIT RISK
In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
REAL ESTATE MARKET RISK
The Fund will not invest in real estate directly, but may invest in securities issued by real estate companies. Therefore, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws;

•	losses due to costs resulting from the clean‑up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

37

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants;

•	changes in interest rates;

•	falling home prices;

•	failure of borrowers to pay their loans;

•	early payment or restructuring of mortgage loans;

•	slower mortgage origination; and

•	rising construction costs.
Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.
SMALL- AND MEDIUM-SIZED COMPANIES RISK
Real estate companies in the industry tend to be small- to medium‑sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.
FOREIGN (NON-U.S.) SECURITIES AND EMERGING MARKETS RISK
Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	less governmental supervision;

•	regulation changes;

•	less publicly available information about foreign companies due to less rigorous disclosure and accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	foreign currency devaluation;

•	fluctuating interest rates; and

•	different accounting, auditing and financial record-keeping standards and requirements.
Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments

38

and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.
In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency; and

•	balance of payments position.
To the extent the Fund’s investments are focused in a geographic region or country, the Fund will be subject, to a greater extent than if the Fund’s assets were less geographically focused, to the risks of adverse changes in that region or country. In addition, certain investments in foreign securities also may be subject to foreign withholding or other taxes, which would reduce the Fund’s return on those securities.
Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past sometimes experienced substantial market disruptions and, accordingly, may do so in the future. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue

39

shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. The economies of many emerging market countries may be heavily dependent on international trade and have thus been, and may continue to be, adversely affected by trade barriers, foreign exchange controls and other protectionist measures imposed or negotiated by the countries with which they wish to trade. These economies also have been and may continue to be adversely affected by economic conditions of their international trading partners (including the United States). The reduction of foreign investment in the local economies or general declines in the international securities markets could have a significant adverse effect upon the securities markets of certain emerging market countries. In addition, the relatively high level of indebtedness of many emerging market countries and dependence on foreign borrowing also adds to the level of macroeconomic risk.
As a result of these potential risks, the Advisor or a Subadvisor may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Advisor, have had no or limited prior experience.
FOREIGN CURRENCY RISK
Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.
DERIVATIVES AND HEDGING TRANSACTIONS RISK
The use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, financial leverage risk, liquidity risk, over‑the‑counter (“OTC”) trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, the use of derivatives to hedge the Fund’s foreign currency risks may reduce returns or increase volatility, perhaps substantially.
The U.S. government has enacted legislation that provides for regulation of the derivatives market, including minimum margin and capital, clearing and trade execution requirements. The European Union (and some other countries) is implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. These regulations have the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objectives through the use of such instruments.

40

The SEC recently adopted Rule 18f‑4 under the 1940 Act relating to a registered investment company’s use of derivatives and certain financing transactions (such as reverse repurchase transactions) that could potentially require the Fund to observe more stringent requirements than are currently imposed by the 1940 Act. Among other things, Rule 18f‑4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f‑4. In connection with the adoption of Rule 18f‑4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Rule 18f‑4 may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals. Compliance with Rule 18f‑4 will not be required until August 2022. As the Fund comes into compliance, the approach to asset segregation and coverage requirements described in this prospectus will be impacted.
MASTER LIMITED PARTNERSHIP RISK
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or industry sector (for example, the energy sector) or a particular geographic region are subject to risks associated with such industry, sector or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.
ENERGY SECTOR RISKS
There are several specific risks associated with investments in the energy sector, including the following:

•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.

•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of MLPs and Related Companies.

•	Slowdowns in new construction and acquisitions can limit growth potential.

•	A sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect revenues and cash flows.

•	Depletion of the natural gas reserves or other commodities which, if not replaced, could impact the ability of MLPs and Related Companies to make distributions.

•	Changes in the regulatory environment could adversely affect the profitability of MLPs and Related Companies.

•	Extreme weather or other natural disasters could impact the value of MLPs and Related Companies.

•	Rising interest rates could result in a higher cost of capital and divert investors into other investment opportunities.

•	Threats of attack by terrorists on energy assets could impact the market for MLPs and Related Companies.

41

•
Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

INTEREST RATE RISK TO MLPS AND RELATED COMPANIES
Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.
INDUSTRY SPECIFIC RISKS
MLPs and other entities operating in the energy sector are also subject to risks that are specific to the industry within that sector they serve. These sectors include pipelines, gathering and processing, midstream, exploration and production, propane, coal and marine shipping.
TAX RISK
The Fund intends to qualify each year as a RIC for U.S. federal income tax purposes under Subchapter M of the the Code. For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet certain asset diversification requirements, including that, at the close of each quarter of its taxable year, no more than 25% of its total assets will be invested in the securities (other than U.S. government securities and the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or business or related trades or businesses, or (iii) any one or more QPTPs.
RULE 144A SECURITIES RISK
Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers. Institutional markets for Rule 144A Securities that exist or may develop may provide both readily ascertainable values for such securities and the ability to promptly sell such securities. However, if there are an insufficient number of qualified institutional buyers interested in purchasing Rule 144A Securities held by the Fund, the Fund will be subject to liquidity risk and thus may not be able to sell the Rule 144A Securities at a desirable time or price.
REGULATION S SECURITIES RISK
Regulation S securities are offered through private offerings without registration with the SEC pursuant to Regulation S of the Securities Act. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. Because Regulation S securities are generally less liquid than registered securities, the Fund may take longer to liquidate these positions than publicly traded securities or may not be able to sell them at the price desired. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded or otherwise offered in the United States. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in losses to the Fund.

42

INFRASTRUCTURE COMPANIES RISK
Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to:

•	high interest costs in connection with capital construction and improvement programs;

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

•	costs associated with compliance with and changes in environmental and other regulations;

•	regulation or adverse actions by various government authorities;

•	government regulation of rates charged to customers;

•	service interruption due to environmental, operational or other mishaps;

•	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards;

•	technological innovations that may render existing plants, equipment or products obsolete; and

•	general changes in market sentiment towards infrastructure and utilities assets.
NATURAL RESOURCES RISK
The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
GEOPOLITICAL RISK
Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID‑19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as

43

other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
The outbreak of COVID‑19 and efforts to contain its spread have resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID‑19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre‑existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to generally less established health care systems and supply chains. Public health crises caused by the COVID‑19 outbreak may exacerbate other pre‑existing political, social and economic risks in certain countries or globally. The duration of the COVID‑19 outbreak and its effects cannot be determined with certainty. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.
On January 31, 2020, the United Kingdom (“UK”) withdrew from the European Union (“EU”) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU‑UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (“TCA”), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.
Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non‑U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
LIBOR RISK
Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) announced that most LIBOR settings will no longer be published after the end of 2021 and that a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any

44

such publications would be considered non‑representative of the underlying market. Alternatives to LIBOR are in development in many major financial markets, including a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, which is intended to replace U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate “SONIA” in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.
There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.
REGULATORY RISK
The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
CYBER SECURITY RISK
With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the Advisor and Subadvisors) may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial‑of‑service. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisor, the Subadvisors, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to

45

calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Furthermore, as a result of breaches in cyber security or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or an entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. While the Fund has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Each of the Fund, the Advisor and the Subadvisors may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting each Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.
LARGE SHAREHOLDER RISK
The Fund may have one or more large shareholders or a group of shareholders investing in classes of Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.
OTHER INVESTMENT COMPANIES RISK
To the extent the Fund invests a portion of its assets in investment companies, including open‑end funds, closed‑end funds, ETFs and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment funds’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment funds. Risks associated with investments in closed‑end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non‑diversification. In addition, restrictions under the 1940 Act may limit the Fund’s ability to invest in other investment companies to the extent desired.
The SEC adopted Rule 12d1‑4, which permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions, rescinded certain SEC exemptive orders permitting investments in excess of the statutory limits and withdrew certain related SEC staff no‑action letters effective January 19, 2022. Accordingly, an investment company can no longer rely on the aforementioned exemptive orders and no‑action letters, and is subject instead to Rule 12d1‑4 and other applicable rules under Section 12(d)(1), which could affect the Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

46

RENEWABLE COMPANIES RISK
Renewable companies may be subject to a variety of factors that may adversely affect their business or operations, including costs and losses associated with environmental and other regulations and enforcement policies or changes thereto, obsolescence of its existing offerings, the effects of economic slowdown, short production cycles, increased competition from other providers of services, the effects of energy conservation policies and other factors.
Because many renewable companies may be concentrated in a particular industry or industry sector (for example, the energy sector), they are subject to risks associated with such industry or sector. Renewable energy companies may be more volatile than companies operating in more established industries. Renewable energy companies and other companies operating in the renewable energy group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; the success of research or exploration projects, changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering resources; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain clean energy assets. Additionally, the industry also can be significantly affected by the supply of and demand for specific products or services, including the supply of and demand and price of traditional energy sources (e.g., oil and gas).
DIGITAL INFRASTRUCTURE COMPANIES RISK
Digital Infrastructure Companies are affected by supply and demand factors, such as changes in demand for communications infrastructure, consolidation of tower sites, and new technologies. Digital Infrastructure Companies are particularly affected by changes in demand for wireless infrastructure and wireless connectivity. Such demand is affected by numerous factors including, but not limited to, consumer demand for wireless connectivity; availability or capacity of wireless infrastructure or associated land interests; location of wireless infrastructure; financial condition of customers; increased use of network sharing, roaming, joint development, or resale agreements by customers; mergers or consolidations by and among customers; governmental regulations, including local or state restrictions on the proliferation of wireless infrastructure; and technological changes, including obsolescence of its offerings or decommissioning of certain existing wireless networks. Digital Infrastructure Companies are subject to risks relating to disruption of service caused by, among others, hardware, software or internal system failures or malfunctions, security breaches, interruptions or delays in service by third-parties on which they rely, natural disasters, supplier outages, or power surges. Such disruptions can lead to significant downtime, data loss, reputational harm and associated expenses and losses from which such company may not be able to recover. Digital Infrastructure Companies may be subject to other risks including, but not limited to, water supply and climate risk and data security risk. The digital infrastructure industry is rapidly growing, highly competitive and requires Digital Infrastructure Companies to invest significant amounts of research, software and product development. Such investments may not generate returns and may cause such company to incur significant losses. Companies may experience significant fluctuations in operating results and growth rates, which could result in significant gains and losses for such company and its securities to which the Fund has exposure. In addition, the impact of existing or future rules, regulations, taxes, and governmental or political actions relating to the collecting, moving, storing or processing of personal or sensitive data or payments has the potential to be financially impactful, and, to the extent that a Digital Infrastructure Company to which the Fund has exposure, becomes more extensively regulated there could be negative impacts to such company and the Fund. Banking regulation, consumer protection laws, anti-money laundering and/or other changes in regulation may negatively affect certain Digital Infrastructure Companies.

47

SECTOR FOCUS RISK
The Fund may invest a substantial portion of its assets within one or more sectors. To the extent the Fund focuses its investments in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors.
PORTFOLIO TURNOVER RISK
The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains (including short-term capital gains, which are taxed at ordinary income tax rates for federal income tax purposes) or losses, as well as, with respect to the Fund’s investments in MLPs, gain that is characterized as ordinary income under the Code recapture provisions, as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
ACTIVE MANAGEMENT RISK
As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Advisor’s investment techniques could fail to achieve the Fund’s investment objectives or negatively affect the Fund’s investment performance.

ADDITIONAL INVESTMENT INFORMATION
In addition to the principal investment strategies described above, the Fund has other investment practices that are described here and in the SAI. These investment practices may subject the Fund to additional risks. Please review this section and the SAI for more information about the additional investment practices and their associated risks.
MUNICIPAL SECURITIES
The Fund may invest up to 20% of its net assets in municipal securities, which include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.
The two major classifications of municipal securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of

48

course, variations in the risks associated with municipal securities, both within a particular classification and between classifications. Although issued by governments and their agencies and instrumentalities, municipal securities are subject to default risk. The Fund does not anticipate meeting the requirements under the Code to pass through income from municipal securities as tax free to shareholders.
Investments in municipal securities may be affected significantly by economic, regulatory or political developments affecting the ability of an issuer to pay interest or repay principal. Certain issuers have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain issuers to pay principal or interest on their obligations.
ILLIQUID SECURITIES
Illiquid investments are generally investments that a Fund cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the instrument. The Fund will not invest more than 15% of its net assets in illiquid securities. Restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration, may be illiquid.
Pursuant to Rule 22e‑4 under the 1940 Act, the Fund has adopted a liquidity risk management program to assess and manage its liquidity risk. Under its program, the Fund is required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operation, and it will not reduce the liquidity risk inherent in the Fund’s investments.
DEFENSIVE POSITION
When the Advisor believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objectives and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents. When and to the extent the Fund assumes a temporary defensive position, it may not pursue or achieve its investment objectives. In addition, the Fund may be required to hold more cash than anticipated to support its derivative positions, which could have a negative impact on returns.
PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The Fund has filed its complete schedule of portfolio holdings with the SEC. Disclosure of the Fund’s complete holdings are required to be made monthly on Form N‑PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N‑PORT is available (i) without charge, upon request, by calling 800‑330‑7348 or (ii) on the SEC’s website at www.sec.gov. The Fund’s full portfolio holdings are published semi-annually in reports sent to shareholders and filed with the SEC on Form N‑CSR and such reports are made available at www.cohenandsteers.com in the “Funds” section under “Fund Literature,” generally within 70 days after the end of each semi-annual period. The Fund also posts an uncertified list of portfolio holdings on the website, no earlier than 15 days after the end of each calendar quarter. The holdings information remains available until the Fund files a publicly available report on Form N‑PORT or Form N‑CSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other Fund statistical information may be found on www.cohenandsteers.com or by calling 800‑330‑7348.

49

MANAGEMENT OF THE FUND

THE ADVISOR AND SUBADVISORS
The Advisor, a registered investment advisor located at 280 Park Avenue, New York, New York 10017, was formed in 1986 and its clients include pension plans, endowment funds and investment companies, including each of the open‑end and closed‑end Cohen & Steers funds. As of December 31, 2021, the Advisor managed approximately $106.6 billion in assets. The Advisor is a wholly-owned subsidiary of Cohen & Steers, Inc. (“CNS”), a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”
The Advisor is responsible for the overall management of the Fund’s portfolio and for the supervision and ongoing monitoring of the Subadvisors.
Cohen & Steers Asia Limited (“CNS Asia”), with offices located at 1201‑2 Champion Tower, No. 3 Garden Road, Central Hong Kong, is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to an agreement with the Advisor (a “Subadvisory Agreement”). CNS Asia provides investment research and advisory services with respect to Asia Pacific real estate securities and provides trade order execution services for the Fund. CNS Asia is a registered investment advisor and was formed in 2005.
Cohen & Steers UK Limited (“CNS UK,” together with CNS Asia, the “Subadvisors”) with offices located at 50 Pall Mall, 7th Floor, London, SW1Y 5JH, United Kingdom, is a wholly owned subsidiary of CNS and serves as a Subadvisor pursuant to a Subadvisory Agreement. CNS UK provides investment research and advisory services to the Advisor in connection with managing the Fund’s investments in Europe and provides trade order execution services for the Fund. CNS UK is a registered investment advisor and was formed in 2006.
The fees of the Subadvisors are paid by the Advisor (and not the Fund) out of its investment advisory fee received from the Fund.
References in this Prospectus to activities and responsibilities of the Advisor may be performed by one or more of the Subadvisors.
Under its investment advisory agreement (the “Investment Advisory Agreement”) with the Fund, the Advisor furnishes a continuous investment program for the Fund’s portfolio, makes the day‑to‑day investment decisions for the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Advisor also performs certain administrative services for the Fund and provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain Directors of the Fund, may also be directors, officers, or employees of the Advisor. The Advisor also selects brokers and dealers to execute the Fund’s portfolio transactions. In providing services to the Fund, the Advisor may utilize certain personnel of its affiliates, Cohen & Steers Asia Limited and Cohen & Steers UK Limited, both of which are registered investment advisors.
For its services under the Investment Advisory Agreement, the Fund pays the Advisor a monthly investment advisory fee at the annual rate of 0.70% of the average daily net assets of the Fund. This fee is allocated among the separate classes based on the classes’ proportionate shares of such average daily net assets. Due to expense limitations in effect, the Fund did not pay an investment advisory fee during the fiscal year ended October 31, 2021.

50

In addition to this investment advisory fee, the Fund pays other operating expenses, which may include but are not limited to administrative, transfer agency, custodial, legal and accounting fees. Under the Fund’s administration agreement, the Fund pays the Advisor an administration fee at an annual rate of 0.02% of the average daily net assets of the Fund.
The Advisor has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2023 so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class F shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.
A discussion regarding the Board of Directors’ basis for approving the Investment Advisory Agreement and Subadvisory Agreement is available in the Fund’s annual report to shareholders for the period ended October 31, 2021.

PORTFOLIO MANAGERS
The Fund’s portfolio managers are:
Jon Cheigh—Mr. Cheigh joined the Advisor in 2005 and currently serves as Executive Vice President of the Advisor, Chief Investment Officer and Head of the Global Real Estate investment team. He is based in New York.
Vincent L. Childers—Mr. Childers joined the Advisor in 2013 and currently serves as Senior Vice President of the Advisor and Head of the Real Assets Multi-Strategy investment team. Mr. Childers is a Chartered Financial Analyst charterholder. He is based in New York.
William F. Scapell—Mr. Scapell joined the Advisor in 2003 and currently serves as Executive Vice President of the Advisor and Head of the Fixed Income and Preferred Securities investment team. Mr. Scapell is a Chartered Financial Analyst charterholder. He is based in New York.
Elaine Zaharis-Nikas—Ms. Zaharis-Nikas joined the Advisor in 2003 and currently serves as Senior Vice President of the Advisor and is a senior member of the Fixed Income and Preferred Securities investment team. Ms. Zaharis-Nikas is a Chartered Financial Analyst charterholder. She is based in New York.
Benjamin Morton—Mr. Morton joined the Advisor in 2003 and currently serves as Executive Vice President of the Advisor and Head of the Global Infrastructure investment team. He is based in New York.
The Advisor utilizes a team-based approach in managing the Fund. Vincent L. Childers is responsible for the day‑to‑day management of the Fund and, leveraging the work of the Asset Allocation Strategy Group, determines the Fund’s asset allocation ranges by conducting quantitative and qualitative analysis and oversees the implementation of allocation decisions across the Fund. Each portfolio manager directs and supervises the execution of the allocation decision for their respective asset class, and leads and guides the other members of their investment team.
The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

51

PRICING OF FUND SHARES

The price at which you can purchase and redeem each class of the Fund’s shares is the NAV of that class of shares next determined after we receive your order in proper form, less any applicable sales charge. Proper form means that your request includes the Fund name and account number, states the amount of the transaction (in dollars or shares), includes the signatures of all owners exactly as registered on the account, signature guarantees (if necessary), any supporting legal documentation that may be required and any outstanding certificates representing shares to be redeemed.
The Fund calculates its NAV per share as of the close of regular trading on the NYSE, generally 4:00 p.m. eastern time, on each day the NYSE is open for trading. Thus, purchase or redemption orders must be received in proper form by the close of regular trading on the NYSE in order to receive that day’s NAV; orders received after the close of regular trading on the NYSE will receive the NAV next determined. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders, and these brokers are authorized to designate other intermediaries on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or that broker’s designee, accepts the order, and that order will be priced at the next computed NAV after this acceptance. The Fund determines NAV per share for each class by dividing that class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of that class.
Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Futures contracts traded on an exchange are valued at their settlement price at the close of trading on their primary exchange. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. OTC interest rate swaps are valued utilizing quotes received from a third-party pricing service. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. OTC options are valued based upon prices provided by a third-party pricing service or counterparty.
Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non‑U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.
Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by the Advisor to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the Advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.
Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the Advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use

52

multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.
The policies and procedures approved by the Fund’s Board of Directors authorize the Advisor to make fair value determinations, subject to the oversight of the Board of Directors. The Advisor has established a valuation committee (“Valuation Committee”) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities for which market prices are unavailable, or securities for which the Advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.
Foreign equity fair value pricing procedures utilized by the Fund may cause certain non‑U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.
The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
The SEC recently adopted Rule 2a‑5 under the 1940 Act, which establishes an updated regulatory framework for registered investment company fair valuation practices. The Fund will not be required to comply with the new rule until September 2022. The Fund’s fair value policies and procedures and valuation practices will likely be impacted as the Fund comes into compliance with Rule 2a‑5. For example, under the Rule, the Board of Directors will be permitted to designate the Advisor as the Fund’s “Valuation Designee” to make fair value determinations, subject to oversight by the Board. In addition, under the new rule a greater number of the Fund’s securities may be subject to fair value pricing.
Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open‑end mutual funds are valued at NAV.

53

Since the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to purchase or redeem Fund shares.

HOW TO PURCHASE, EXCHANGE AND SELL FUND SHARES

PURCHASE MINIMUMS

	Class A and C Shares	Class I Shares	Class F, R and Z Shares
Minimum Initial Investment	• No minimum	• $100,000 (aggregate for registered advisors)	• No minimum
Minimum Subsequent Investment	• No minimum • $100 for Automatic Investment Plans	• No minimum • $500 for Automatic Investment Plans	• No minimum • $50 for Automatic Investment Plans
Class F shares are currently not available for purchase. The Fund reserves the right to change or waive its investment minimum requirements.

PURCHASING THE CLASS OF FUND SHARES THAT IS BEST FOR YOU
This Prospectus offers five separate classes of shares (Class F shares are currently not available for purchase) to give you flexibility in choosing a fee structure that is most beneficial to you. Each class represents an investment in the same portfolio of securities, but as described below, the classes utilize a combination of the fees listed below and other features to suit your investment needs. Because each investor’s financial considerations are different, you should speak with your financial representative to help you decide which share class is best for you.

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class Z Shares
Eligibility	Generally available through financial Intermediaries	Generally available through financial Intermediaries	Available through financial intermediaries with a selling agreement with the Distributor
Available through Financial Intermediaries with a selling agreement with the Distributor

Limited to:

•  Current Institutional shareholders that meet certain requirements

•  Certain employer-sponsored retirement and benefit plans
Available through certain group retirement and benefit plans Generally not available for purchase by traditional and Roth individual retirement accounts known as “IRAs”
Available through certain group retirement and benefit plans with a selling agreement with the Distributor

Generally not available for purchase by traditional and Roth individual retirement accounts known as “IRAs”

54

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class Z Shares

•  Participants in certain programs sponsored by the Advisor or its affiliates or other financial intermediaries

•  Clients of financial intermediaries who have an agreement with the Fund’s Distributor to offer the Fund’s shares on a brokerage platform when such financial intermediary is acting as an agent for the client

•  Certain employees of the Advisor or its affiliates

Minimum Investment[1]	Initial investment: • No minimum Subsequent investment: • No minimum • $100 for Automatic Investment Plan	Initial investment: • No minimum Subsequent investment: • No minimum • $100 for Automatic Investment Plans	Initial investment: • No minimum Subsequent investment: • No minimum • $50 for Automatic Investment Plans	Initial investment: • $100,000 (aggregate for registered advisors) Subsequent investment: • No minimum • $500 for Automatic Investment Plans	Initial investment: • No minimum Subsequent investment: • No minimum • $50 for Automatic Investment Plans	Initial Investment: • No minimum Subsequent investment: • No minimum • $50 for Automatic Investment Plans

Initial Sales Charge[2]	Yes. Paid at the time you purchase your investment. Larger purchases may receive a lower sales charge.	No. Full purchase price is invested in the Fund	No. Full purchase price is invested in the Fund	No. Full purchase price is invested in the Fund	No. Full purchase price is invested in the Fund	No. Full purchase price is invested in the Fund

Contingent Deferred Sales Charge (“CDSC”)[3]	No. (You may pay a deferred sales charge for purchases of $1 million or more that are redeemed within 1 year of purchase)	Yes. If you redeem your shares within 1 year of purchase you will be charged a 1% CDSC	No	No	No	No

55

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class Z Shares
Distribution (12b‑1) Fees[4]	0.25%	0.75%	None	None	0.50%	None

Shareholder Service Fees[5]	Up to 0.10%	Up to 0.25%	None	Up to 0.10%	None	None

Redemption Fee	No	No	No	No	No	No

Advantages	• You may qualify for a reduced initial sales charge due to the size of your investment
•  No initial sales charge, so all of your assets are initially invested

•  If you hold your shares for at least one year from the date of purchase, you will not pay a sales charge

•  Class C shares may appeal to investors who have a shorter investment horizon relative to Class A share investors
			• No initial sales charge, so all of your assets are initially invested • No distribution or shareholder service fees	• No initial sales charge, so all of your assets are initially invested • No distribution fees	• No initial sales charge, so all of your assets are initially invested • No shareholder service fees	• No initial sales charge, so all of your assets are initially invested • No distribution or shareholder service fees

Disadvantages
•  You pay a sales charge up front and therefore own fewer shares initially

•  You will pay on‑going distribution expenses, which may result in lower total performance than share classes that do not pay these fees

•  You may pay a contingent deferred sales charge if shares are sold within one year of purchase

•  You will pay on‑going distribution expenses, which may result in lower total performance than share classes that do not pay these fees
			• Limited Availability	• Limited Availability	• Limited Availability • You will pay on‑going distribution expenses, which may result in lower total performance than share classes that do not pay these fees	• Limited Availability

1	The Fund reserves the right to waive or change its minimum investment requirements.

2	A percentage fee deducted from your initial investment.

3	A percentage fee deducted from your sale proceeds based on the length of time you own your shares.

4
An ongoing annual percentage fee used to pay for distribution expenses. For Class R shares, an ongoing annual percentage fee used to pay for distribution expenses and the cost of servicing shareholder accounts. Except as otherwise noted, Class C shares automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase, thereby lowering the Distribution (12b‑1) Fees paid by such Class C shareholders.

5	An ongoing annual percentage fee used to pay for the cost of servicing shareholder accounts.

56

The Fund does not accept investments from investors with non‑U.S. addresses and dealer controlled accounts designated as foreign accounts (“Restricted Accounts”). Existing Restricted Accounts can remain in the Fund, but are prohibited from making further investments. U.S. Armed Forces and Diplomatic post office addresses abroad are treated as U.S. addresses and can invest in the Fund. Addresses in U.S. territories, such as Guam and Puerto Rico, are also treated as U.S. addresses and can invest in the Fund.
The Fund reserves the right to reject or cancel any purchase order and to withdraw or suspend the offering of shares at any time. In addition, the Fund reserves the right to waive or change its minimum investment requirements.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. When you open an account, the Fund may request additional information to verify your identity including: names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity.
The Fund is also required to obtain information that identifies each authorized signer for an account by requesting the name, residential address, date of birth and social security number for each of your authorized signers.
If you do not provide this information or if such information cannot be verified, we reserve the right to close your account to the extent required or permitted by applicable law or regulations. If the net asset value per share of the Fund has decreased since your purchase, you may lose money as a result of this account closure. You may also incur any applicable sales charge.
The following pages will cover additional details of each share class, including the sales charge tables for Class A shares, reduced sales charge information, Class C share CDSC information, Class F, Class I, Class R and Class Z information, and sales charge waivers.
Different financial intermediaries may impose different sales charges. Information on reducing your initial sales charge is available from your financial intermediary, in the Appendix to this Prospectus and in the SAI.
More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format at www.cohenandsteers.com, in the Appendix to this Prospectus and in the SAI, which is available on the website or upon request.
Except as otherwise noted, Class C shares automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. For more information about the automatic conversion of Class C shares, see “How to Purchase, Exchange and Sell Fund Shares—Class C Shares”.

57

CLASS A SHARES
TYPES OF SHAREHOLDERS QUALIFIED TO PURCHASE
Class A shares are generally available through financial intermediaries.
INITIAL SALES CHARGES
The following initial sales charges apply to Class A shares:

	SALES CHARGE AS A PERCENTAGE OF
INVESTMENT AMOUNT	OFFERING PRICE*	NET AMOUNT INVESTED
Less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or more	None	None

*	“Offering Price” is the amount you actually pay for Fund shares; it includes the initial sales charge.
The initial sales charge does not apply to shares that are purchased with reinvested dividends or other distributions.
CDSC
None, but if you invest $1,000,000 or more in Class A shares and sell those shares on or before the one year anniversary date of their purchase, you may pay a charge equal to 1% of the lesser of the current NAV or the original cost of the shares that you sell.
REDUCING YOUR INITIAL SALES CHARGE
As demonstrated in the table above, the size of your investment in Class A shares will affect the initial sales charge that you pay. The Fund offers certain methods, which are described below, that you can use to reduce the initial sales charge. Additional information on reducing your initial sales charge is available from your financial intermediary and in the Appendix to this Prospectus and in the SAI.
AGGREGATING ACCOUNTS
The size of the total investment applies to the total amount being invested by any person, which includes:

•	you, your spouse and children under the age of 21;

•	a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account although more than one beneficiary is involved; and

•	any U.S. bank or investment advisor purchasing shares for its investment advisory clients.
RIGHTS OF ACCUMULATION
A person (defined above) may take into account not only the amount being invested, but also the current NAV of the shares of the Fund and Class A and Class C shares of other Cohen & Steers open‑end funds (collectively, the “Eligible Funds” and individually, an “Eligible Fund”) already held by such person in order to reduce the sales charge on the new purchase.
To be entitled to a reduced sales charge pursuant to the Rights of Accumulation, you must notify the Fund, your dealer or other financial intermediary at the time of purchase, and give information related to the other account(s).

58

LETTER OF INTENTION
You may reduce your Class A sales charge by establishing a letter of intention. A letter of intention allows a person (defined above) to aggregate purchases of shares of the Fund and other Eligible Funds during a 13‑month period in order to reduce the sales charge. All shares of the Fund and other Eligible Funds currently owned will be credited as purchases toward completion of the letter at the greater of their NAV on the date the letter is executed or their cost. You should retain any records necessary to substantiate cost basis because the Fund, DST Asset Manager Solutions, Inc., the Fund’s transfer agent (the “Transfer Agent”), or your dealer or financial intermediary may not maintain this information for periods prior to January 1, 2012. See “Additional Information—Tax Considerations.” Capital appreciation and reinvested dividends and capital gains distributions do not count toward the required purchase amount during this 13‑month period.
The letter is not a binding obligation. However, 5% of the amount specified in the letter will be held in escrow, and if your purchases are less than the amount specified, the Fund will request that you remit the amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If this amount is not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if you had not submitted a letter. Please note that no retroactive adjustment will be made if purchases exceed the amount indicated in the letter.
At the time of your purchase, you must inform the Fund, your dealer or other financial intermediary of any other investment in the Fund or in other Eligible Funds that would count toward reducing your sales charge. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a dealer or other financial intermediary other than the one handling your current purchase. In addition, you may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you do not let the Fund, your dealer or other financial intermediary know that you are eligible for a discount, you may not receive the discount to which you are otherwise entitled.
You may obtain more information about sales charge reductions and waivers from www.cohenandsteers.com, the Appendix to this Prospectus, the SAI or your dealer or financial intermediary.
SALES AT NET ASSET VALUE
Class A shares of the Fund may be sold at NAV (i.e., without a sales charge) to certain investors without regard to investment amount, including investment advisors and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, and through certain types of investment programs, including no‑load networks, platforms or self-directed investment brokerage accounts offered by financial services firms that may or may not charge transaction fees to their clients, that have entered into an agreement with the Distributor to offer Class A shares without a sales charge. IRAs are not eligible to purchase Class A shares at NAV. For more information see the Appendix in this Prospectus and “Sales at Net Asset Value” in the SAI.
DEALER COMMISSION
The Distributor may pay dealers a commission of up to 1% on investments of $1 million or more in Class A shares.

59

REINSTATEMENT PRIVILEGE
If you redeem your Class A shares and then decide to reinvest in Class A shares of the Fund or another Eligible Fund, you have a one‑time option to, within 120 calendar days of the date of your redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales charge, all or any part of your investment in Class A shares of the Fund. If you redeem your Class A shares and your redemption was subject to a CDSC, you may reinstate all or any part of your investment in Class A shares within 120 calendar days of the date of your redemption and receive a credit for the applicable CDSC that you paid. Your investment will be reinstated at the NAV per share next determined after we receive your request. The Transfer Agent must be informed that your new purchase represents a reinstated investment. Reinstated shares must be registered exactly and be of the same class as the shares previously redeemed, and the Fund’s minimum initial investment amount must be met at the time of reinstatement. For the purposes of the CDSC schedule, the holding period will continue as if the Class A shares had not been redeemed. The ability of a shareholder to utilize the reinstatement privilege is subject to the Fund’s right to reject any purchase or exchange order if it believes such shareholder is engaged in, or has engaged in, market timing or other abusive trading practices. In the event that the Fund rejects an exchange request, neither the redemption or purchase will be processed. Should an exchange request be rejected, you should submit separate redemption and purchase orders rather than placing an exchange order.

CLASS C SHARES
TYPES OF SHAREHOLDERS QUALIFIED TO PURCHASE
Class C shares are generally available through financial intermediaries.
INITIAL SALES CHARGES
There is no initial sales charge for Class C shares.
CDSC
You may pay a charge equal to 1% of the lesser of the current NAV of your shares or their original cost if you sell your shares on or before the one‑year anniversary date of their purchase. The Fund’s Distributor collects and retains any applicable CDSC paid. Information on any applicable sales charge discounts is available from your financial intermediary, in the Appendix to this Prospectus and in the section in the SAI titled “Contingent Deferred Sales Charges.”
DEALER COMMISSION
At the time of the initial sale of Class C shares, the Distributor generally pays a financial intermediary from its own resources an upfront commission of 1% of the amount invested. This amount represents a prepayment of the first year’s distribution and shareholder services fees. In the first year following the initial sale, the Fund pays the distribution and shareholder services fees to the Distributor as reimbursement for the Distributor’s upfront commission. If you redeem your Class C shares on or before the one‑year anniversary date of their purchase, you will pay a 1% CDSC. In the first year, the payment of a CDSC may result in the Distributor receiving amounts greater or less than the upfront commission paid to the financial intermediary. For Class C shares held over a year, the Fund pays the distribution and shareholder services fees to the Distributor, who is responsible for paying financial intermediaries. Please see the “Additional Information-Distribution Plan” and “Additional Information-Shareholder Services Plan” sections of the Prospectus for additional information.

60

AUTOMATIC CONVERSION OF CLASS C SHARES
Except as otherwise noted, Class C shares automatically convert to Class A shares on a monthly basis approximately eight years after the original date of purchase (the “Conversion Date”), thus reducing future annual expenses. Conversions will take place based on the relative NAV of the two classes, without the imposition of any sales charge (including a CDSC), fee or other charge. Automatic conversions of Class C shares to Class A shares are expected to constitute a tax‑free exchange for federal income tax purposes.
Class C shares acquired through a reinvestment of dividends and distributions will automatically convert to Class A shares on the Conversion Date for the Class C shares with respect to which they were acquired.
For Class C shares held through a financial intermediary, it is the financial intermediary’s (and not the Fund’s) responsibility to ensure that the investor is credited with the proper holding period. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. For example, the automatic conversion of Class C shares to Class A shares may not apply to shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares with the Fund in an omnibus account and do not track participant-level share lot aging to facilitate such a conversion.
The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth in the Appendix to this Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of your Class C shares to Class A shares.

CLASS F SHARES
TYPES OF SHAREHOLDERS QUALIFIED TO PURCHASE
Class F shares are currently not available for purchase. When made available, Class F shares are expected to be available for purchase by financial intermediaries permitted, by contract with the Distributor, to offer shares where neither the investor nor the intermediary will receive any commission payments, account servicing fees, record keeping fees, 12b‑1 fees, sub‑transfer agent fees, so called “finder’s fees,” administration fees or similar fees with respect to Class F shares. Class F shares are not available for purchase by retirement plans.
INITIAL SALES CHARGES
There is no initial sales charge for Class F shares.
CDSC
There is no CDSC for Class F shares.

61

CLASS I SHARES
TYPES OF SHAREHOLDERS QUALIFIED TO PURCHASE
Class I shares are available for purchase by:

•	retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans;

•	tax‑exempt employee benefit plans of the Advisor or its affiliates and securities dealer firms with a selling agreement with the Distributor, including certain health savings accounts (“HSAs”);

•	institutional advisory accounts of the Advisor or its affiliates and related employee benefit plans and rollover IRAs from such institutional advisory accounts;

•
a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Class I shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b‑1 plan fee;

•	registered investment advisors investing on behalf of clients that consist of institutions and/or individuals;

•
clients (including individuals, corporations, endowments, foundations and qualified plans) of approved financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services, or who have entered into an agreement with the Distributor to offer Class I shares through an omnibus account, no‑load network or platform;

•	investors who purchase through certain “wrap” programs, fee based advisory programs, asset allocation programs and similar programs with approved financial intermediaries;

•
clients of financial intermediaries who have an agreement with the Fund’s Distributor to offer the Fund’s shares on a brokerage platform when such financial intermediary is acting as an agent for the client;

•
current officers, directors and employees (and their Immediate Families, as defined below) of the Fund, the Advisor, the Subadvisors, CNS, the Distributor, and to any trust, pension, profit-sharing or other benefit plan for only such persons; and

•	investors having a direct relationship with the Advisor or its affiliates.
If you purchase Class I shares through a financial intermediary acting as an agent on behalf of its customers, that financial intermediary may charge you a commission. “Immediate Families” refers to such person’s spouse or life partner, parents, grandparents, and children and grandchildren (including step and adoptive relationships).
WAIVERS OF INVESTMENT MINIMUMS
The Fund reserves the right to waive any initial investment minimum. Class I investment minimums are waived for the following:

•	certain types of fee based programs and group retirement accounts (e.g., 401(k) plans or employer-sponsored 403(b) plans);

•	financial intermediaries who have entered into an agreement with the Distributor to offer shares through a wrap and/or asset allocation program;

62

•
financial intermediaries who have entered into an agreement with the Distributor to offer shares through a no‑load network or platform, or through a self-directed investment brokerage account program that charges a transaction fee to its clients;

•
certain financial institutions and third-party recordkeepers and/or administrators who have agreements with the Distributor with respect to such purchases, and who buy shares for their accounts on behalf of investors in retirement plans and deferred compensation plans;

•
current officers, directors and employees (and their Immediate Families) of the Fund, the Advisor, CNS, the Distributor, and any trust, pension, profit-sharing or other benefit plan for only such persons;

•	registered investment advisors clearing through multiple firms having an aggregate $100,000 or more invested in shares of Cohen & Steers open‑end funds; and

•	financial intermediaries who have entered into an agreement with the Distributor to offer shares on a brokerage platform when such financial intermediary is acting as an agent for its client.
INITIAL SALES CHARGES
There is no initial sales charge for Class I shares.
CDSC
There is no CDSC for Class I shares.

CLASS R SHARES
TYPES OF SHAREHOLDERS QUALIFIED TO PURCHASE
Class R shares are available for purchase by:

•	group retirement plans, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, and defined benefit plans;

•	non‑qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund; and

•	employee benefit plans, including certain HSAs.
Class R shares are not available for purchase by retail non‑retirement accounts; traditional and Roth individual retirement accounts, otherwise known as “IRAs;” SIMPLE, SEP or SARSEP plans; Coverdell Education Savings Accounts; or plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans). Please contact your plan administrator or employee benefits office for more information. Exceptions may be granted at the Advisor’s discretion.
INITIAL SALES CHARGES
There is no initial sales charge for Class R shares.
CDSC
There is no CDSC for Class R shares.

63

CLASS Z SHARES
TYPES OF SHAREHOLDERS QUALIFIED TO PURCHASE
Class Z shares are available for purchase through financial intermediaries permitted, by contract with the Distributor, to offer shares where the Fund will not pay any commissions, account servicing fees, recordkeeping fees, 12b‑1 fees, sub‑transfer agent fees, so‑called “finder’s fees,” administration fees or similar fees with respect to Class Z shares. The Advisor and the Distributor may make payments from their own resources to dealers and other financial intermediaries for distribution, administrative or other services on Class Z shares. Such intermediaries may include:

•	group retirement plans, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, and defined benefit plans;

•	non‑qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund; and

•	employee benefit plans, including certain HSAs.
Class Z shares are generally not available for purchase by retail non‑retirement accounts, traditional and Roth individual retirement accounts, otherwise known as “IRAs;” SIMPLE, SEP or SARSEP plans; Coverdell Education Savings Accounts; or plans covering self-employed individuals and their employees (formerly Keogh/ H.R. 10 plans). Please contact your financial intermediary to determine whether Class Z shares are available for purchase. Exceptions may be granted at the Advisor’s discretion.
If you purchase Class Z shares through a financial intermediary acting as an agent on behalf of its customers, that financial intermediary may charge you a commission.
INITIAL SALES CHARGES
There is no initial sales charge for Class Z shares.
CDSC
There is no CDSC for Class Z shares.

HOW TO PURCHASE FUND SHARES
FORM OF PAYMENT
We will accept payment for shares in two forms:
1. A check drawn on any bank or domestic savings institution. Checks must be payable in U.S. dollars and will be accepted subject to collection at full face value.
2. A bank wire or Federal Reserve wire of federal funds.
PURCHASES OF FUND SHARES
INITIAL PURCHASE BY WIRE
1. Telephone toll free from any continental U.S. state: (800) 437‑9912. When you contact the Transfer Agent, you will need the following information:

•	name of the Fund;

•	class of shares;

64

•	name(s) in which shares are to be registered;

•	address;

•	social security or tax identification number (where applicable);

•	dividend payment election;

•	amount to be wired;

•	name of the wiring bank; and

•	name and telephone number of the person to be contacted in connection with the order.
The Transfer Agent will assign you an account number.
2. Instruct the wiring bank to transmit at least the required minimum amount (see “Purchase Minimums” above) to the following:
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
ABA # 011000028
Account: DDA # 99055287
Attn: Cohen & Steers Alternative Income Fund, Inc.
For further credit to: (Account Name)
Account Number: (provided by the Transfer Agent)
3. Complete the Subscription Agreement attached to this Prospectus and mail the Subscription Agreement to the Transfer Agent:
DST Asset Manager Solutions, Inc.
Attn: Cohen & Steers Funds
P.O. Box 219953
Kansas City, MO 64121-9953
ADDITIONAL PURCHASES BY WIRE
1. Telephone toll free from any continental U.S. state: (800) 437‑9912. When you contact the Transfer Agent, you will need the following information:

•	name of the Fund;

•	class of shares;

•	account number;

•	amount to be wired;

•	name of the wiring bank; and

•	name and telephone number of the person to be contacted in connection with the order.

65

2. Instruct the wiring bank to transmit at least the required minimum amount (see “Purchase Minimums” above) to the following:
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
ABA # 011000028
Account: DDA # 99055287
Attn: Cohen & Steers Alternative Income Fund, Inc.
For further credit to: (Account Name)
Account Number: (provided by the Transfer Agent)
INITIAL PURCHASE BY MAIL
1. Complete the Subscription Agreement attached to this Prospectus.
2. Mail the Subscription Agreement and a check in at least the required minimum amount per class purchased (see “Purchase Minimums” above), payable to the Fund, to the Transfer Agent at the above address.
ADDITIONAL PURCHASES BY MAIL
1. Make a check payable to the Fund in at least the required minimum amount per class purchased (see “Purchase Minimums” above). Write your Fund account number and the class of shares to be purchased on the check.
2. Mail the check and the detachable stub from your account statement (or a letter providing your account number) to the Transfer Agent at the address set forth above.
PURCHASES THROUGH DEALERS AND INTERMEDIARIES
You may purchase the Fund’s shares through authorized dealers and other financial intermediaries.
Financial service firms that do not have a sales agreement with the Distributor also may place orders for purchases of the Fund’s shares, but may charge you a transaction fee in addition to any applicable initial sales charge.
Dealers and financial service firms are responsible for promptly transmitting purchase orders to the Distributor. These dealers and financial service firms may also impose charges for handling transactions placed through them that are in addition to the sales charges or any other charges described in this Prospectus. Such charges may include processing or service fees, which are typically fixed dollar amounts. You should contact your dealer or financial service firm for more information about any additional charges that may apply.

ADDITIONAL INFORMATION ON PURCHASE OF FUND SHARES
DEALER COMPENSATION
Dealers will be paid a commission when you buy shares and may also be compensated through the distribution and service fees paid by the Fund. In addition, dealers may charge fees for administrative and other services that such dealers provide to Fund shareholders. These fees may be paid by the Advisor (or an affiliate) out of its own resources and/or by the Fund pursuant to a networking, sub‑transfer agency or other arrangements. See “Additional Information—Shareholder Services Plan” and “Additional Information—Networking and Sub‑Transfer Agency Fees.”

66

A NOTE ON CONTINGENT DEFERRED SALES CHARGES
For purposes of determining the CDSC, if you sell only some of your shares, shares that are not subject to any CDSC will be sold first (e.g., shares acquired through reinvestment of distributions and shares held longer than the required holding period), followed by shares that you have owned the longest. All CDSCs will be waived on redemptions of shares following the death or disability of a shareholder or to meet the requirements of certain qualified retirement plans. See the SAI for more information.
AUTOMATIC INVESTMENT PLAN AND PURCHASES BY ACH
The Fund’s automatic investment plan (the “Plan”) provides a convenient way to invest in the Fund. Under the Plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this Plan, please refer to the automatic investment plan section of the Subscription Agreement attached to this Prospectus or contact your dealer. The market value of the Fund’s shares may fluctuate, and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the Plan at any time by notifying the Fund by mail or telephone at the address or number on the back cover of this Prospectus.
You may purchase additional shares of the Fund by automated clearing house (“ACH”). To elect the Auto‑Buy option, select it on your Subscription Agreement attached to this Prospectus or call the Transfer Agent and request an optional shareholder services form. ACH is similar to the Plan, except that you may choose the date on which you want to make the purchase. We will need a voided check or deposit slip before you may purchase by ACH. If you are interested in this option, please call (800) 437‑9912.
The Plan and purchases by ACH may not be available to customers of certain financial intermediaries. Please contact your dealer or financial service firm for more information.

EXCHANGE PRIVILEGE
You may exchange or convert some or all of your Fund shares for shares of other Cohen & Steers open‑end funds, provided that you meet applicable investment minimums and subject to the conditions below. The Fund allows you to exchange between share classes that impose a sales charge without paying a sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any CDSC that applies to the shares you originally purchased. In computing the holding period for the purpose of the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by the permitted exchange.
You may, under certain circumstances, exchange Class I shares or shares of the Cohen & Steers no‑load funds for shares that are subject to a sales charge.
You may, under certain circumstances, exchange or convert Fund shares for a different class of shares of the same Fund, and move shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. You are generally not permitted to exchange into or out of Class F, Class R and Class Z shares. You may exchange Class R and Class Z shares of one Cohen & Steers open‑end fund for Class R and Class Z shares of another Cohen & Steers open‑end fund or for Class I shares of the same Fund or of a different Cohen & Steers open‑end fund, provided that you otherwise meet the requirements for investing in Class I (including the investment minimum). To qualify for a potential exchange, you must be eligible to purchase the class of shares you wish to exchange into (including satisfying any applicable investment minimum) and, if you invest in the Fund through an intermediary, your intermediary must have an arrangement with the Distributor to offer such class. No sales charges or other charges will apply to any such exchange.

67

Class A shares held in certain fee‑based advisory program (“Advisory Program”) accounts may be converted to Class I shares if such Advisory Program had previously offered only Class A shares and now offers only Class I shares. In addition, a shareholder holding Class A or Class C shares through a brokerage account may also convert its Class A or Class C shares to Class I shares if such shareholder transfers its Class A or Class C shares to an account within an Advisory Program that offers only Class I shares. Such conversions will be on the basis of the relative NAV per share, without requiring any investment minimum to be met and without the imposition of any other charge on the conversion. In such situations, any applicable CDSC that would typically be incurred on a conversion may be waived at the discretion of the Distributor. Any sales charge or fees paid by a shareholder on the initial purchase or during the holding period of such shares will not be reimbursed upon conversion. The Fund reserves the right to allow additional conversions at its sole discretion. Contact your financial consultant, financial intermediary or institution for more information.
For federal income tax purposes, a same-fund share class exchange or conversion is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund. In addition, shareholders are advised to consult with their own tax advisors with respect to any tax consequences to them relating to an exchange of Fund shares for shares of a different Cohen & Steers fund. Please speak with your financial intermediary or tax advisor if you have any questions.
An exchange of shares may result in your realizing a taxable gain or loss for income tax purposes. See “Additional Information—Tax Considerations.” The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Before you exercise the exchange privilege, you should read the prospectus of the fund whose shares you are acquiring, and all exchanges are subject to any other limits on sales for or exchanges into that fund. Certain dealers and other financial intermediaries may limit or prohibit your right to use the exchange privilege and may charge you a fee for exchange transactions placed through them.
We have adopted reasonable procedures that are designed to ensure that any telephonic exchange instructions are genuine. Neither the Fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. We may modify or suspend telephone privileges without notice during periods of drastic economic or market changes. We may modify or revoke the exchange privilege for all shareholders upon 60 days’ prior written notice and this privilege may be revoked immediately with respect to any shareholder if the Fund believes the shareholder is engaged in, or has engaged in, market timing or other abusive trading practices. For additional information concerning exchanges, or to make an exchange, please call the Transfer Agent at (800) 437‑9912.

HOW TO SELL FUND SHARES
You may sell or redeem your shares through authorized dealers, or other financial intermediaries or through the Transfer Agent. If your shares are held by your dealer or intermediary in “street name,” you must redeem your shares through that dealer or intermediary.
REDEMPTIONS THROUGH DEALERS AND OTHER INTERMEDIARIES
If you have an account with an authorized dealer or other intermediary, you may submit a redemption request to such dealer or intermediary. They are responsible for promptly transmitting redemption requests to the Distributor. Dealers and intermediaries may impose charges for handling redemption transactions placed through them that are in addition to the sales charges or any other charges described in this Prospectus. Such charges may include processing or service fees, which are typically fixed dollar amounts. You should contact your dealer or intermediary for more information about any additional charges that may apply.

68

REDEMPTION BY TELEPHONE
To redeem shares by telephone, call the Transfer Agent at (800) 437‑9912. In order to be honored at that day’s price, we must receive any telephone redemption requests by the close of regular trading on the NYSE that day, generally 4:00 p.m., eastern time. Orders received after the close of regular trading on the NYSE will receive the NAV next determined.
If you would like to change your telephone redemption instructions, you must send the Transfer Agent written notification signed by all of the account’s registered owners, accompanied by signature guarantee(s), as described below.
We may modify or suspend telephone redemption privileges without notice during periods of drastic economic or market changes. We have adopted reasonable procedures that are designed to ensure that any telephonic redemption instructions are genuine. Neither the Fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. We may modify or terminate the telephone redemption privilege at any time on 30 days’ notice to shareholders.
REDEMPTION BY MAIL
You can redeem Fund shares by sending a written request for redemption to the Transfer Agent:
DST Asset Manager Solutions, Inc.
P.O. Box 219953
Kansas City, MO 64121-9953
Attn: Cohen & Steers Alternative Income Fund, Inc.
A written redemption request must:

•	state the number of shares or dollar amount to be redeemed;

•	identify your account number and tax identification number; and

•	be signed by each registered owner exactly as the shares are registered.
If the shares to be redeemed were issued in certificate form, the certificate must be endorsed for transfer (or be accompanied by a duly executed stock power) and must be submitted to the Transfer Agent together with a redemption request.
For redemptions made by corporations, executors, administrators or guardians, the Transfer Agent may require additional supporting documents evidencing the authority of the person making the redemption (including evidence of appointment or incumbency). For additional information regarding the specific documentation required, contact the Transfer Agent at (800) 437‑9912.
The Transfer Agent will not consider your redemption request to be properly made until it receives all required documentation in proper form.
OTHER REDEMPTION INFORMATION
PAYMENT OF REDEMPTION PROCEEDS
Except as noted below, the Fund normally sends redemption proceeds to redeeming shareholders by mailing a check or via electronic transfer ACH within five business days after a redemption request is received in good order. Redemptions by wire will normally be sent within two business days. Regardless of the methods used to pay redemption proceeds, there may be instances where payments may take up to seven calendar days. When proceeds of redemptions are to be paid to someone other than the shareholder, either by wire or check, you must send a letter of instruction and the signature(s) on the

69

letter of instruction must be guaranteed, as described below, regardless of the amount of the redemption. The Fund will delay the payment of redemption proceeds, however, if the check used to purchase the shares to be redeemed has not cleared, which may take up to 15 days or more. The Fund may suspend the right of redemption or postpone the date of payment if trading is halted or restricted on the NYSE or under other emergency conditions, including as determined by the SEC or as permitted by the 1940 Act.
The Fund may establish policies permitting the Fund’s transfer agent to place a temporary hold for up to 25 business days on the disbursement of redemption proceeds from an account held directly with the Fund if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. “Specified Adult” refers to an individual who is a natural person (i) age 65 and older, or (ii) age 18 and older and whom the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests. The transfer agent and/or the Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, neither the transfer agent nor the fund is required to delay the disbursement of redemption proceeds and nor do they assume any obligation to do so.
Under normal market conditions, the Fund expects to meet redemption requests by check, ACH or wire, as described above, through the sale of readily marketable portfolio securities or using cash on hand. The Fund may also meet all or a portion of your redemption proceeds with readily marketable portfolio securities of the Fund transferred into your name (“in‑kind”) in the following circumstances: (i) if the Advisor believes that stressed economic conditions exist or (ii) if the Advisor otherwise determines that meeting redemption requests by selling portfolio securities or using cash on hand would be detrimental to the best interests of the Fund and remaining shareholders. In‑kind redemptions generally, but not necessarily, result in a pro rata distribution of each security held in a Fund’s portfolio. The securities distributed in an in‑kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash. The Fund has elected, however, to be governed by Rule 18f‑1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90‑day period, solely in cash up to the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of the period.
COST BASIS REPORTING
Upon the redemption or exchange of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary will be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see the Subscription Agreement or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

70

SIGNATURE GUARANTEE
You may need to have your signature guaranteed (STAMP 2000 Medallion) in certain situations, such as:

•	sending written requests to wire redemption proceeds (if not previously authorized on the Subscription Agreement);

•	sending redemption proceeds to any person, address or bank account not on record; and

•	transferring redemption proceeds to a Cohen & Steers fund account with a different registration (name/ownership) from yours.
You can obtain a signature guarantee from most banks, savings institutions, broker-dealers and other guarantors acceptable to the Fund. The Fund cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. A medallion signature guarantee may be waived in certain limited circumstances. A Signature Validation Program stamp may be accepted for certain non‑financial shareholder account changes.
SYSTEMATIC WITHDRAWAL PLAN
Shareholders may redeem their shares through a Systematic Withdrawal Plan (“SWP”). Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis. If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account. For additional information on the SWP, please contact the Transfer Agent at (800) 437‑9912. The SWP may be terminated at any time by the Fund.
REDEMPTION OF SMALL ACCOUNTS
If your Fund account value falls below $250 as the result of any voluntary redemption, we may redeem your remaining shares. We will, however, give you 30 days’ notice of our intention to do so. During this 30‑day notice period, you may make additional investments to increase your account value above the minimum purchase amount and avoid having the Fund automatically liquidate your account.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Fund is designed for long-term investors. Excessive trading, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm portfolio performance. For example, in order to handle large flows of cash into and out of the Fund, a portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance. Additionally, excessive trading is a concern for the Fund because the Fund’s portfolio will have foreign securities and therefore could be subject to time-zone arbitrage.
Because of potential harm to the Fund and its long-term investors, the Board of Directors of the Fund has adopted policies and procedures to discourage and prevent excessive trading and short-term market timing. As part of these policies and procedures, the Advisor monitors purchase, exchange and redemption activity in Fund shares. The intent is not to inhibit legitimate strategies such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of

71

the Fund’s shares. Under these procedures, the Fund generally prohibits more than two purchases and sales or exchanges of its shares within a 60 day calendar year period.
The following transactions are excluded when determining whether trading activity is excessive: (i) transfers associated with systematic purchases or redemptions; (ii) transactions through firm- sponsored, discretionary asset allocation or wrap programs; and (iii) transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund’s policy.
If, based on these procedures, the Advisor determines that a shareholder is engaged in, or has engaged in, market timing or excessive trading, we may place a temporary or permanent block on all further purchases or exchanges of Fund shares.
Multiple accounts under common ownership or control may be considered one account for the purpose of determining a pattern of excessive trading, short-term market timing or other abusive trading practices.
The Fund will also utilize fair value pricing in an effort to reduce arbitrage opportunities available to short-term traders.
Due to the complexity involved in identifying excessive trading and market timing activity, there can be no guarantee that the Fund will be able to identify and restrict such activity in all cases. Additionally, it is more difficult for the Fund to monitor the trading activity of beneficial owners of Fund shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by broker/dealers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares in a single account.
In certain circumstances the Fund may accept frequent trading restrictions of intermediaries that differ from the Fund’s policies. Since such intermediaries execute or administer transactions with many fund families, it may be impractical for them to enforce a particular fund’s frequent trading or exchange policy. These alternate trading restrictions would be authorized only if the Fund believes that the alternate restrictions would provide reasonable protection to the Fund and its shareholders. The Fund reserves the right to prohibit any purchase, sale or exchange of its shares that the Fund believes may be disruptive to the Fund or its long-term investors.

ADDITIONAL INFORMATION

DISTRIBUTION PLAN (CLASS A, CLASS C AND CLASS R SHARES ONLY)
The Fund has adopted a distribution plan pursuant to Rule 12b‑1 under the 1940 Act (a “Distribution Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its shares. Under the Distribution Plan, the Fund may pay the Distributor a quarterly distribution fee at an annual rate of up to 0.25%, 0.75% and 0.50% of the average daily net assets attributable to the Fund’s Class A, Class C and Class R shares, respectively. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Distributor uses the amounts received under the Distribution Plan for payments to qualifying dealers for their assistance in the distribution of the Fund’s shares and for other expenses such as advertising costs and the payment for the printing and distribution of Prospectuses to prospective investors. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

72

Although the Distributor may retain a portion of the distribution fee, payments received under the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of the Distributor. The Distributor and/or the Advisor bears distribution expenses to the extent they are not covered by payments under the Distribution Plan. Any distribution expenses incurred by the Distributor in the current fiscal year of the Fund, which are not reimbursed from payments under the Distribution Plan accrued in the current fiscal year, will not be carried over for payment under the Distribution Plan in any subsequent year.

SHAREHOLDER SERVICES PLAN (CLASS A, CLASS C AND CLASS I SHARES ONLY)
The Fund has also adopted a shareholder services plan, pursuant to which the Fund pays the Distributor a service fee at an annual rate of up to 0.10%, 0.25% and 0.10% of the average daily net assets attributable to the Fund’s Class A, Class C, Class I shares, respectively. Under this plan, the Fund or the Distributor may enter into agreements with qualified financial institutions to provide these shareholder services, and the Distributor is responsible for payment to the financial institutions. Services provided may include customer service and account maintenance, and may vary based on the services offered by your financial institution and the class of shares in which you invest. You should contact your financial institution about services offered and which share class is best for you.

NETWORKING AND SUB‑TRANSFER AGENCY FEES
The Fund and/or the Distributor may also enter into agreements with financial intermediaries pursuant to which the Fund will pay financial intermediaries for services such as networking or sub‑transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by such financial intermediaries, or (2) per account fee based on the number of Fund shareholders serviced by such financial intermediaries. Currently, any payments made pursuant to such an agreement are paid under the shareholder services plan described above. From time to time, the Advisor may pay a portion of the fees for networking or sub‑transfer agency services at its own expense and out of its own profits.

OTHER COMPENSATION
The Advisor and the Distributor may make payments from their own resources to dealers and other financial intermediaries for distribution, administrative or other services. These payments may be significant to the dealers and the financial intermediaries, and may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Fund receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, such as a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Please contact your dealer or intermediary for details about payments it may receive. For further details, please consult the SAI.

73

DIVIDENDS AND DISTRIBUTIONS
The Fund intends to declare and pay distributions monthly at a level rate. Paying distributions at a level rate may result in a return of capital to investors if the Fund’s income and gains are not sufficient to support the level rate distribution. The Fund intends to distribute net realized capital gains, if any, at least once each year, normally in December. The Transfer Agent will automatically reinvest your dividends and distributions in additional shares of the Fund unless you elected to have them paid to you in cash. If you elect to have dividends and distributions paid in cash and a dividend or distribution check mailed to you is returned as undeliverable or is not presented for payment within six months, the Transfer Agent will reinvest the dividend or distribution in additional shares of the Fund promptly and the check will be canceled. In addition, future dividends and distributions will be automatically reinvested in additional shares of the Fund unless you contact the Fund or Transfer Agent and request to receive distributions by check.

TAX CONSIDERATIONS
The following tax discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Further, this discussion does not address tax consequences to specific types of shareholders such as tax‑advantaged retirement plans or foreign shareholders (defined below). In the SAI, we have provided more detailed information regarding the tax consequences of investing in the Fund. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.
Dividends paid to you out of the Fund’s investment income will generally be taxable to you as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions from the sale of investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from the sale of investments that the Fund owned for one year or less are taxable to you as ordinary income.
If a portion of the Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction for corporate shareholders. In addition, distributions reported by the Fund as derived from QDI will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided certain holding period and other requirements are met by both the shareholder and the Fund. Dividend income that the Fund receives from U.S. REITs will generally not be treated as QDI and will not qualify for the dividends-received deduction. It is unclear the extent to which distributions the Fund receives from investments in certain preferred securities will be eligible for treatment as QDI or for the corporate dividends-received deduction. The Fund cannot predict at this time what portion, if any, of its dividends will qualify for the corporate dividends-received deduction or be eligible for the reduced rates of taxation applicable to QDI.
Between 2018 and 2025, “qualified REIT dividends” are treated as eligible for a 20% deduction by non‑corporate taxpayers. Qualified REIT dividends are dividends received from REITs that are neither capital gain dividends nor are eligible for treatment as qualified dividends. The Fund is permitted to pass through qualified REIT dividends to its shareholders, provided the shareholders meet certain holding period requirements with respect to their shares.

74

Because of “non‑cash” expenses such as property depreciation, the cash flow of a REIT that owns properties may exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
Non‑corporate taxpayers are permitted to deduct a portion of any income derived from an interest in an MLP that constitutes QPTP income. Subject to any future regulatory guidance to the contrary, this deduction is ostensibly not available in respect of any such income that is allocated to or reflected in net recapture income realized by a RIC in respect of its interest in an MLP, and distributed by the RIC to its shareholders. As a result, it is possible that a non‑corporate shareholder will be subject to a higher effective tax rate on any such distributions received from the Fund compared to the effective rate applicable to any QPTP income the shareholder would derive if the shareholder invested directly in an MLP.
A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net gains recognized on the sale, exchange or other taxable disposition of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the
The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares. If you buy shares of the Fund when the Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.
A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.
Each year, we will notify you of the tax status of dividends and other distributions.
The Fund has elected to be treated as, and intends to qualify each year to be treated as, a regulated investment company (“RIC”) under U.S. federal income tax law. In order to qualify and be treated as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income” as defined in the Code and meet requirements with respect to diversification of assets and distribution of income and gains. If the Fund does so, the Fund generally will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund were to fail to meet any one of these requirements, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, the Fund would be subject to tax on its taxable income and net capital gains at corporate rates, and all distributions from earnings and profits, including any distributions of net tax‑exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.
Certain income and proceeds received from sources outside the United States may be subject to withholding or other taxes imposed by other countries. In the event that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may

75

make an election to pass through to its shareholders the amount of foreign income taxes paid by it. If the Fund makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or if you itemize deductions and so choose, a deduction) for such amounts on your U.S. federal income tax return, subject to certain limitations. Even if the Fund qualifies to make such election for any year, it may determine not to do so.
Any transaction by the Fund in foreign currencies, foreign currency-denominated debt securities or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.
In order to avoid a 4% U.S. federal excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income treated as arising during the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses for the one‑year period ending on October 31 (or such other date as the Fund elects, if it is eligible to and does so elect), and (iii) any such ordinary income and net capital gains for preceding years that were not distributed or taxed. The Fund is dependent on the underlying entities in which it invests to provide the Fund with sufficient information in a timely manner in order to calculate the amount it must distribute to avoid the excise tax. Although the Fund intends to make sufficient distributions to avoid the 4% U.S. federal excise tax, the Fund can provide no assurance that it will be able to do so.
Certain of the Fund’s investments, including investments in certain debt instruments and MLP interests, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, which may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements or otherwise qualify for treatment as a RIC.
Equity investments by the Fund in certain “passive foreign investment companies” could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. The Fund may make certain elections in order to avoid such tax, which may cause the Fund to recognize taxable income without a corresponding receipt of cash. The Fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements for treatment as a RIC. Because it is not always possible to identify a foreign corporation as a “passive foreign investment company,” the Fund may incur the tax and interest charges described above in some instances.
If you sell or redeem your Fund shares, or exchange them for shares of another Cohen & Steers open‑end fund, you may realize a capital gain or loss (provided the shares are held as a capital asset) which will be long-term or short-term, depending generally on your holding period for the shares.
We may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable if you:

•	fail to provide us with your correct taxpayer identification number;

•	fail to make required certifications; or

•	have been notified by the IRS that you are subject to backup withholding.

76

Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.
Fund distributions also may be subject to state and local taxes. You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.
Non‑resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships (foreign shareholders) are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
The foregoing discussion is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial, or administrative action, possibly with retroactive effect. Such changes may have a negative impact on the Fund or its investors. You should consult with your own tax advisor regarding potential consequences of changes in tax laws for investors in the Fund.
Please see the SAI for more detailed tax information.

77

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Fund’s Class A, C, I, R and Z shares, each for the fiscal periods shown below. Because Class F shares are currently not available for purchase and have therefore not commenced investment operations, financial highlights are not yet available for this share class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). These financial highlights have been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s audited financial statements, is included in the Fund’s current annual report, which is available free of charge upon request or by visiting www.cohenandsteers.com.
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended October 31,		For the Period March 1, 2019 through October 31, 2019(a)		For the Year Ended February 28,
Per Share Operating Data:	2021	2020			2019	2018	2017
Net asset value, beginning of period	$9.54	$11.85	$13.33		$15.16	$15.50	$13.30

Income (loss) from investment operations:
Net investment income (loss)(b)	0.28	0.29	0.17		0.17	0.17	0.18
Net realized and unrealized gain (loss)	2.82	(2.02)	0.59		0.15	1.42	3.56

Total from investment operations	3.10	(1.73)	0.76		0.32	1.59	3.74

Less dividends and distributions to shareholders from:
Net investment income	(0.36)	(0.38)	(0.23)		(0.17)	(0.17)	(0.18)
Net realized gain	—	—	(2.01)		(1.98)	(1.76)	(1.36)
Tax return of capital	(0.13)	(0.20)	—		—	—	—

Total dividends and distributions to shareholders	(0.49)	(0.58)	(2.24)		(2.15)	(1.93)	(1.54)

Net increase (decrease) in net asset value	2.61	(2.31)	(1.48)		(1.83)	(0.34)	2.20

Net asset value, end of period	$12.15	$9.54	$11.85		$13.33	$15.16	$15.50

Total return(c),(d)	32.91%	–14.74%	5.90	%(e)	2.59%	10.81%	28.76%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$16.2	$16.2	$21.1		$19.8	$18.5	$19.6

Ratios to average daily net assets:
Expenses (before expense reduction)	1.66%	1.67%	1.79	%(f)	1.40%	1.25%	1.31%

Expenses (net of expense reduction)	1.00%	1.00%	1.00	%(f)	1.00%	1.00%	1.00%

Net investment income (loss) (before expense reduction)	1.74%	2.15%	1.27	%(f)	0.80%	0.85%	0.92%

Net investment income (loss) (net of expense reduction)	2.40%	2.82%	2.06	%(f)	1.20%	1.10%	1.23%

Portfolio turnover rate	138%	143%	178	%(e)	158%	102%	70%

(a)	The Fund has changed its fiscal year end from February 28 to October 31.
(b)	Calculation based on average shares outstanding.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Does not reflect sales charges, which would reduce return.
(e)	Not annualized.
(f)	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non‑recurring expenses incurred by the Fund are not annualized for periods less than one year.

78

FINANCIAL HIGHLIGHTS—(CONTINUED)

	Class C
	For the Year Ended October 31,		For the Period March 1, 2019 through October 31, 2019(a)		For the Year Ended February 28,
Per Share Operating Data:	2021	2020			2019	2018	2017
Net asset value, beginning of period	$9.47	$11.76	$13.22		$15.04	$15.38	$13.20

Income (loss) from investment operations:
Net investment income (loss)(b)	0.20	0.23	0.11		0.07	0.07	0.09
Net realized and unrealized gain (loss)	2.79	(2.01)	0.59		0.15	1.41	3.53

Total from investment operations	2.99	(1.78)	0.70		0.22	1.48	3.62

Less dividends and distributions to shareholders from:
Net investment income	(0.28)	(0.31)	(0.15)		(0.06)	(0.06)	(0.08)
Net realized gain	—	—	(2.01)		(1.98)	(1.76)	(1.36)
Tax return of capital	(0.13)	(0.20)	—		—	—	—

Total dividends and distributions to shareholders	(0.41)	(0.51)	(2.16)		(2.04)	(1.82)	(1.44)

Net increase (decrease) in net asset value	2.58	(2.29)	(1.46)		(1.82)	(0.34)	2.18

Net asset value, end of period	$12.05	$9.47	$11.76		$13.22	$15.04	$15.38

Total return(c),(d)	31.96%	–15.25%	5.39	%(e)	1.95%	10.11%	27.97%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.1	$5.6	$6.6		$12.6	$18.1	$26.7

Ratios to average daily net assets:
Expenses (before expense reduction)	2.31%	2.32%	2.44	%(f)	2.05%	1.90%	1.96%

Expenses (net of expense reduction)	1.65%	1.65%	1.65	%(f)	1.65%	1.65%	1.65%

Net investment income (loss) (before expense reduction)	1.10%	1.52%	0.52	%(f)	0.13%	0.18%	0.27%

Net investment income (loss) (net of expense reduction)	1.76%	2.19%	1.31	%(f)	0.53%	0.43%	0.58%

Portfolio turnover rate	138%	143%	178	%(e)	158%	102%	70%

(a)	The Fund has changed its fiscal year end from February 28 to October 31.

(b)	Calculation based on average shares outstanding.

(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.

(d)	Does not reflect sales charges, which would reduce return.

(e)	Not annualized.

(f)	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non‑recurring expenses incurred by the Fund are not annualized for periods less than one year.

79

FINANCIAL HIGHLIGHTS—(CONTINUED)

	Class I
	For the Year Ended October 31,		For the Period March 1, 2019 through October 31, 2019(a)		For the Year Ended February 28,
Per Share Operating Data:	2021	2020			2019	2018	2017
Net asset value, beginning of period	$9.57	$11.88	$13.36		$15.19	$15.53	$13.32

Income (loss) from investment operations:
Net investment income (loss)(b)	0.31	0.33	0.20		0.22	0.22	0.23
Net realized and unrealized gain (loss)	2.83	(2.02)	0.60		0.15	1.42	3.57

Total from investment operations	3.14	(1.69)	0.80		0.37	1.64	3.80

Less dividends and distributions to shareholders from:
Net investment income	(0.40)	(0.42)	(0.27)		(0.22)	(0.22)	(0.23)
Net realized gain	—	—	(2.01)		(1.98)	(1.76)	(1.36)
Tax return of capital	(0.13)	(0.20)	—		—	—	—

Total dividends and distributions to shareholders	(0.53)	(0.62)	(2.28)		(2.20)	(1.98)	(1.59)

Net increase (decrease) in net asset value	2.61	(2.31)	(1.48)		(1.83)	(0.34)	2.21

Net asset value, end of period	$12.18	$9.57	$11.88		$13.36	$15.19	$15.53

Total return(c)	33.27%	–14.41%	6.18	%(d)	2.96%	11.18%	29.24%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$56.7	$47.6	$40.2		$28.0	$57.8	$143.5

Ratios to average daily net assets:
Expenses (before expense reduction)	1.38%	1.38%	1.51	%(e)	1.09%	0.96%	1.01%

Expenses (net of expense reduction)	0.65%	0.65%	0.65	%(e)	0.65%	0.65%	0.65%

Net investment income (loss) (before expense reduction)	1.99%	2.47%	1.64	%(e)	1.09%	1.11%	1.23%

Net investment income (loss) (net of expense reduction)	2.72%	3.20%	2.50	%(e)	1.53%	1.42%	1.59%

Portfolio turnover rate	138%	143%	178	%(d)	158%	102%	70%

(a)	The Fund has changed its fiscal year end from February 28 to October 31.

(b)	Calculation based on average shares outstanding.

(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.

(d)	Not annualized.

(e)	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non‑recurring expenses incurred by the Fund are not annualized for periods less than one year.

80

FINANCIAL HIGHLIGHTS—(CONTINUED)

	Class R
	For the Year Ended October 31,		For the Period March 1, 2019 though October 31, 2019(a)		For the Year Ended February 28,
Per Share Operating Data:	2021	2020			2019	2018	2017
Net asset value, beginning of period	$9.56	$11.87	$13.34		$15.17	$15.51	$13.31

Income (loss) from investment operations:
Net investment income (loss)(b)	0.26	0.28	0.16		0.15	0.15	0.15
Net realized and unrealized gain (loss)	2.82	(2.02)	0.59		0.14	1.41	3.57

Total from investment operations	3.08	(1.74)	0.75		0.29	1.56	3.72

Less dividends and distributions to shareholders from:
Net investment income	(0.34)	(0.37)	(0.21)		(0.14)	(0.14)	(0.16)
Net realized gain	—	—	(2.01)		(1.98)	(1.76)	(1.36)
Tax return of capital	(0.13)	(0.20)	—		—	—	—

Total dividends and distributions to shareholders	(0.47)	(0.57)	(2.22)		(2.12)	(1.90)	(1.52)

Net increase (decrease) in net asset value	2.61	(2.31)	(1.47)		(1.83)	(0.34)	2.20

Net asset value, end of period	$12.17	$9.56	$11.87		$13.34	$15.17	$15.51

Total return(c)	32.64%	–14.85%	5.81	%(d)	2.43%	10.63%	28.61%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$104.1	$78.7	$82.9		$96.9	$90.4	$64.8

Ratios to average daily net assets:
Expenses (before expense reduction)	1.81%	1.82%	1.94	%(e)	1.55%	1.40%	1.46%

Expenses (net of expense reduction)	1.15%	1.15%	1.15	%(e)	1.15%	1.15%	1.15%

Net investment income (loss) (before expense reduction)	1.56%	2.00%	1.11	%(e)	0.67%	0.70%	0.71%

Net investment income (loss) (net of expense reduction)	2.22%	2.67%	1.90	%(e)	1.07%	0.95%	1.02%

Portfolio turnover rate	138%	143%	178	%(d)	158%	102%	70%

(a)	The Fund has changed its fiscal year end from February 28 to October 31.

(b)	Calculation based on average shares outstanding.

(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.

(d)	Not annualized.

(e)	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non‑recurring expenses incurred by the Fund are not annualized for periods less than one year.

81

FINANCIAL HIGHLIGHTS—(CONTINUED)

	Class Z
	For the Year Ended October 31,		For the Period March 1, 2019 through October 31, 2019(a)		For the Year Ended February 28,
Per Share Operating Data:	2021	2020			2019	2018	2017
Net asset value, beginning of period	$9.57	$11.88	$13.36		$15.19	$15.53	$13.32

Income (loss) from investment operations:
Net investment income (loss)(b)	0.28	0.41	0.20		0.22	0.22	0.23
Net realized and unrealized gain (loss)	2.86	(2.10)	0.60		0.15	1.42	3.57

Total from investment operations	3.14	(1.69)	0.80		0.37	1.64	3.80

Less dividends and distributions to shareholders from:
Net investment income	(0.40)	(0.42)	(0.27)		(0.22)	(0.22)	(0.23)
Net realized gain	—	—	(2.01)		(1.98)	(1.76)	(1.36)
Tax return of capital	(0.13)	(0.20)	—		—	—	—

Total dividends and distributions to shareholders	(0.53)	(0.62)	(2.28)		(2.20)	(1.98)	(1.59)

Net increase (decrease) in net asset value	2.61	(2.31)	(1.48)		(1.83)	(0.34)	2.21

Net asset value, end of period	$12.18	$9.57	$11.88		$13.36	$15.19	$15.53

Total return(c)	33.27%	–14.41%	6.17	%(d)	2.96%	11.18%	29.24%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$96.3	$21.2	$7.2		$8.1	$9.2	$9.4

Ratios to average daily net assets:
Expenses (before expense reduction)	1.31%	1.32%	1.44	%(e)	1.05%	0.90%	0.96%

Expenses (net of expense reduction)	0.65%	0.65%	0.65	%(e)	0.65%	0.65%	0.65%

Net investment income (loss) (before expense reduction)	1.88%	3.25%	1.62	%(e)	1.14%	1.18%	1.27%

Net investment income (loss) (net of expense reduction)	2.54%	3.92%	2.41	%(e)	1.54%	1.43%	1.58%

Portfolio turnover rate	138%	143%	178	%(d)	158%	102%	70%

(a)	The Fund has changed its fiscal year end from February 28 to October 31.

(b)	Calculation based on average shares outstanding.

(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.

(d)	Not annualized.

(e)	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non‑recurring expenses incurred by the Fund are not annualized for periods less than one year.

82

APPENDIX TO THE PROSPECTUS DATED MARCH 1, 2022 OF COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

APPENDIX: SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH CERTAIN INTERMEDIARIES
The information in this Appendix is a part of, and incorporated into, the Prospectus for your Fund, and must be delivered with the Prospectus.
The Fund offers a number of ways to reduce or eliminate the initial sales charge on Class A shares, which are set forth in the Prospectus. The Prospectus also sets forth certain circumstances under which the Fund allows Class A shares to be sold at net asset value or will waive or reduce the sales charge imposed on purchases or redemptions of Class A or Class C shares. The availability of the sales charge reductions and waivers discussed in the Prospectus will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. Certain intermediaries may have different policies and procedures regarding the availability of sales charge reductions or waivers, which are set forth below. In all instances, it is the investor’s responsibility to notify the Fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for any sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
CLASS A AND CLASS C SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH MERRILL LYNCH
Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following initial sales charge waivers and contingent deferred sales charge waivers and discounts, which may differ from those disclosed in this Fund’s Prospectus or SAI.
Front‑end Sales Load Waivers On Class A Shares Available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529‑specific share classes or equivalents).

•	Shares purchased through a Merrill Lynch affiliated investment advisory program.

•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non‑advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

•	Shares of funds purchased through the Merrill Edge Self-Directed platform.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

83

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment advisor or any of its affiliates, as described in the Prospectus.

•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to an initial or deferred sales charge (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.

CDSC Waivers On Class A, B And C Shares Available at Merrill Lynch

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

•	Shares acquired through a right of reinstatement.

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only).

•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non‑advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.

Front‑end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Prospectus.

•
Rights of Accumulation, (“ROA”) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus, will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (“LOI”), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13‑month period of time.
CLASS A SHARES FRONT‑END SALES CHARGE WAIVERS AVAILABLE AT AMERIPRISE FINANCIAL
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front‑end sales charge waivers and discounts with respect to Class A shares,

84

which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•
Shares purchased by third-party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•
Shares exchanged from Class C shares of the same fund in the month of or following the 10‑year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great-grandmother, great-grandfather), advisor’s lineal descendant (son, step‑son, daughter, step-daughter, grandson, granddaughter, great-grandson, great-granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e., Rights of Reinstatement).

FRONT END SALES CHARGE WAIVERS ON CLASS A SHARES AVAILABLE AT MORGAN STANLEY WEALTH MANAGEMENT
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front‑end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans.

85

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s shares class conversion program.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front‑end deferred sales charge (sometimes known as Rights of Reinstatement)

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC., AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment advisor for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front End Sales Load Waivers on Class A Shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occurs in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C Shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•	Return of excess contributions from an IRA account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus.

86

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.
Front‑end Load Discounts Available at Raymond James: Breakpoints and/or Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front End Sales Charge* Waivers On Class A Shares Available At Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•
Shares purchased from the proceeds of redemptions with the same fund family, provided 1) the repurchase occurs within ninety (90) days following the redemptions, 2) the redemption and purchase occur in the same account, and 3) redeemed shares were subject to a front‑end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

*	Also referred to as an “initial sales charge.”
CDSC Waivers On Class A And C Shares Available At Janney

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

87

•	Shares sold in connection with a return of excess contributions from an IRA account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•	Shares acquired through a right of reinstatement.

•	Shares exchanged into the same share class of a different fund.
Front‑End Sales Charge* Discounts Available At Janney: Breakpoints, Rights Of Accumulation, And/Or Letters Of Intent

•	Breakpoints as described in the Fund’s Prospectus.

•
Rights of Accumulation, (“ROA”) which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”
EDWARD D. JONES & CO. (“EDWARD JONES”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on Edward Jones commission and fee‑based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual Fund’s prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Cohen & Steers funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Sales Charge Waivers On Shares
Sales charges are waived for the following shareholders and in the following situations:

•	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This

88

waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee‑based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non‑retirement account.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	Death or disability of the shareholder.

•	Systematic withdrawals with up to 10% per year of the account value.

•	Return of excess contributions from an Individual Retirement Account (IRA).

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initialed by Edward Jones.

•	Shares exchanged in an Edward Jones fee‑based program.

•	Shares acquired through NAV reinstatement.

•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Sales Charge Discounts / Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Cohen & Steers funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation (“ROA”)

89

calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

•
Through a Letter of Intent (“LOI”), shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13‑month period to calculate the front‑end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Other Important Information Regarding Transactions Through Edward Jones: Minimum Purchase Amounts, Minimum Balances & Exchanging Share Classes

•	Initial purchase minimum: $250

•	Subsequent purchase minimum: none
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•	A fee‑based account held on an Edward Jones platform.

•	A 529 account held on an Edward Jones platform.

•	An account with an active systematic investment plan or LOI.
At any time it deems necessary, Edward Jones has the authority to exchange at NAV, a shareholder’s holdings in a fund to Class A shares of the same fund.
ROBERT W. BAIRD & CO. INCORPORATED (“BAIRD”)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front‑end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus.
Front‑End Sales Charge Waivers on Class A shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

90

•	Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

•
Shares purchase from the proceeds of redemptions from another Cohen & Steers fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as rights of reinstatement).

•
A shareholder in the Fund’s Class C Shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs.

CDSC Waivers On Class A And Class C Shares Available At Baird

•	Shares sold due to death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•	Shares bought due to returns of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

•	Shares acquired through a right of reinstatement.
Front‑End Sales Charge Discounts Available At Baird: Breakpoints And/Or Rights Of Accumulations

•	Breakpoints as described in this prospectus.

•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Cohen & Steers fund assets held by accounts within the purchaser’s household at Baird. Eligible Cohen & Steers fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Cohen & Steers funds through Baird, over a 13‑month period of time.

91

COHEN & STEERS ALTERNATIVE INCOME FUND, INC. – CLASS A, CLASS C, CLASS I, CLASS R AND CLASS Z SHARES

THE USA PATRIOT ACT
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information on obtaining, verifying and recording this information please see the “Purchasing the Class of Fund Shares that is Best for You.”
What this means for you: when you open an account, we will ask you for your name, address, date of birth and other information that will allow us to identify you. This information will be verified to ensure the identity of all individuals opening a mutual fund account.
SUBSCRIPTION AGREEMENT

1	Account Type (Please print; indicate only one registration type)
☐	A. Individual or Joint Account*

	-	-
Name	Social Security Number**		Date of Birth

	-	-
Name of Joint Owner, if any	Social Security Number**		Date of Birth

Citizenship: ☐ U.S. Citizen ☐ Resident Alien

Country of Citizenship

☐	B. Uniform Gifts/Transfers to Minors (UGMA/UTMA)

	-	-
Custodian’s name (only one permitted)	Social Security Number**		Date of Birth

	-	-
Minor’s name (only one permitted)	Social Security Number**		Date of Birth

under the Uniform Gifts/Transfers to Minors Act
(state residence of minor)

Citizenship of custodian:	☐	U.S. Citizen	☐	Resident Alien
Country of Citizenship

Citizenship of minor:	☐	U.S. Citizen	☐	Resident Alien
Country of Citizenship

☐	C. Trust, Corporation or Other Entity***

Name of Trust, Corporation or Other Entity	Tax Identification Number**	Date of Trust Agreement***
Check the box that describes the entity establishing the account:

☐	U.S. Financial Institution governed by a federal regulator.

☐	Bank governed by a U.S. state bank regulator.

☐
Corporation. If Corporation, provide the tax classification:                          (C = C Corporation, S = S Corporation).† Attach a copy of the certified articles of incorporation or business license unless the corporation is publicly traded on the New York Stock Exchange or NASDAQ. If so, please provide ticker symbol:

☐	Retirement plan governed by ERISA.

☐	Trust. Attach a copy of the Trust Agreement.

☐	Partnership. Attach a copy of Partnership Agreement.

☐	Limited Liability Company (LLC). If LLC, provide the tax classification: (C = C Corporation, S = S Corporation, P = Partnership) †

☐	U.S. Government Agency or Instrumentality.
AIFPRO-032022

☐	Foreign correspondent account, foreign broker-dealer or foreign private banking account.

☐	Other. Attach copy of document that formed entity or by laws or similar document. Call (800) 437‑9912 to see if additional information is required.

*	All joint registrations will be registered as “joint tenants with rights of survivorship” unless otherwise specified.
**	If applied for, include a copy of application for social security or tax identification number.
***	In the event your account type is a Trust, Corporation or Other Entity (including a corporation, limited liability company, general partnership, statutory trust, non‑profit or any similar business entity formed in the United States), a Legal Entity Beneficial Ownership Certification Form (the “Form”) must be completed by the person opening a new account on behalf of a legal entity. This form is available at https://www.cohenandsteers.com/page/fund-documents. If an Application requires a Form and a Form is not provided, the Application will be rejected.
†	If no classification is provided, per Internal Revenue Service (“IRS”) regulations, your account will default to an S Corporation.

2	Authorized Persons
If you are establishing an account under 1C above as a (i) Corporation (non-publicly traded), (ii) Partnership, (iii) Trust or (iv) Other, information on each of the individuals authorized to effect transactions must be provided below:

	-	-
Authorized Individual/Trustee	Social Security Number*		Date of Birth

	-	-
Authorized Individual/Trustee	Social Security Number*		Date of Birth

Citizenship: ☐ U.S. Citizen ☐ Resident Alien

Country of Citizenship
(If there are more than two authorized persons, provide the information, in the same format, on a separate sheet for each such additional person.)

*	If applied for, include a copy of application for social security number.
**	Nonresident aliens must include a copy of a government-issued photo ID with this application.

3	Address
(If mailing address is a post office box, a street address is also required. APO and FPO addresses will be accepted.)
Registrant Street Address

( )
Street	Home Telephone Number
( )
City and State Zip Code	Business Telephone Number

Mailing Address	City	State	Zip
Joint Registrant Street Address (required if different than Registrant Address above)

Address	City	State	Zip

4	Investment Information
Class of shares (please check one):    ☐  A     ☐  C     ☐  I     ☐  R     ☐  Z
(Class A purchased if no box checked)
$      Amount to invest (must meet minimum investment requirement). Do not send cash. Investment will be                         paid for by
        (please check one):

☐	Check or draft made payable to “Cohen & Steers Alternative Income Fund, Inc.”

☐	Wire through the Federal Reserve System.*

*	Call (800) 437‑9912 to notify the Fund of investments by wire and to obtain an account number. See the Purchase of Fund Shares section of the Prospectus for wire instructions.

5	Cost Basis Information
Federal law requires mutual fund companies to report cost basis information to shareholders and to the IRS on mutual fund shares acquired and subsequently redeemed after December 31, 2011 (“covered shares”). In order to provide you and the IRS with accurate cost basis accounting, you are being asked to select a cost basis method to be applied to your covered shares.
Please consult your tax adviser to determine which method best suits your individual tax situation.
If you do not elect a method, the Fund default method of Average Cost will apply until it is either revoked or changed by you.
Please check one of the following available cost basis methods:

☐	Average Cost (ACST) — The purchase price of all shares in the account are averaged

☐	First In, First Out (FIFO) — Depletes shares beginning with the earliest acquisition date

☐	Last In, First Out (LIFO) — Depletes shares beginning with the most recent acquisition date

☐	High Cost (HIFO) — Depletes shares beginning with the most expensive shares

☐	Low Cost (LOFO) — Depletes shares beginning with the least expensive shares

☐	Loss/Gain Utilization (LGUT) — Depletes shares with losses prior to shares with gains and short-term shares prior to long-term shares

☐
Specific Lot Identification — Depletes shares according to the lots chosen by the shareholder at the time of each redemption. If you choose this method, you will need to select a secondary cost basis method to be used for systematic redemptions in cases where the lots you designate are insufficient or unavailable. Please check one of the following:

☐	First In, First Out (FIFO)

☐	Last In, First Out (LIFO)

☐	High Cost (HIFO)

☐	Low Cost (LOFO)

☐	Loss/Gain Utilization (LGUT)
Your elected cost basis method will be applied to all covered shares in this account and future accounts opened with the Cohen & Steers Funds that have the identical name, account type and registration as listed on this Subscription Agreement.

6	Automatic Investment Plan

A.
The automatic investment plan makes possible regularly scheduled monthly purchases of Fund shares. The Fund’s Transfer Agent can arrange for an amount of money selected by you (must meet minimum investment requirement) to be deducted from your checking account and used to purchase shares of the Fund.

Please debit $                            from my checking account beginning on                            *.
(Month)
Please debit my account on (check one):  ☐  1st of Month        ☐  15th of Month

B.
☐  Please establish the Auto-Buy option, which allows you to make additional investments on dates you choose by having an amount of money selected by you (must meet minimum investment requirement) deducted from your checking account.*

*	To initiate the Automatic Investment Plan or the Auto-Buy option, section 11 of this Subscription Agreement must be completed.

7	Reduced Sales Charge (Class A Only)
Aggregating Accounts or Rights of Accumulation

☐	I apply for Aggregating Accounts reduced sales charges based on the following accounts:

☐	I apply for Rights of Accumulation reduced sales charges based on the following accounts:

Account Name	Social Security Number
1.	-	-

2.	-	-

3.	-	-
Letter of Intention

☐	I am already investing under an existing Letter of Intention.

☐	I agree to the Letter of Intention provisions in the Fund’s current Prospectus. During a 12 month period, I plan to invest a dollar amount of at least: ☐ $100,000 ☐ $250,000 ☐ $500,000 ☐ $1,000,000
Net Asset Value Purchase

☐	I certify that I qualify for an exemption from the sales charge by meeting the conditions set forth in the Prospectus.

8	Exchange Privileges
Exchange privileges will be automatically granted unless you check the box below. Shareholders wishing to exchange into other Cohen & Steers Funds or the SSgA Money Market Fund should consult the Exchange Privilege section of the Prospectus. (Note: If shares are being purchased through a dealer, please contact your dealer for availability of this service.)

☐	I decline the exchange privilege.

9	Redemption Privileges
Shareholders may select the following redemption privileges by checking the box(es) below. See How to Sell Fund Shares section of the Prospectus for further details. Redemption privileges will be automatically declined for boxes not checked.

☐	I authorize the Transfer Agent to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund’s current Prospectus.

☐	I wish to have redemption proceeds paid by wire (please complete Section 11).

10	Distribution Options
Dividends and capital gains may be reinvested or paid by check. If no options are selected below, both dividends and capital gains will be reinvested in additional Fund shares.

Dividends	☐ Reinvest.	☐ Pay in cash.

Capital Gains	☐ Reinvest.	☐ Pay in cash.

☐	I wish to have my distributions paid by wire (please complete Section 11).

11	Bank of Record (for Wire Instructions and/or Automatic Investment Plan)
Please attach a voided check from your bank account.

Bank Name	Bank ABA Number

Street or P.O. Box	Bank Account Number

City and State Zip Code	Account Name

12	Signature and Certifications

(a)	By signing this agreement, I represent and warrant that:

(1)	I have the full right, power, capacity and authority to invest in the Fund;

(2)	I am of legal age in my state of residence or am an emancipated minor;

(3)	All of the information on this agreement is true and correct; and

(4)	I will notify the Fund immediately if there is any change in this information.

(b)
I have read the current Prospectus of the Fund and this agreement and agree to all their terms. I also agree that any shares purchased now or later are and will be subject to the terms of the Fund’s Prospectus as in effect from time to time. Further, I agree that the Fund, its administrators and service providers and any of their directors, trustees, employees and agents will not be liable for any claims, losses or expenses (including legal fees) for acting on any instructions believed to be genuine, provided that reasonable security procedures have been followed. If an account has multiple owners, the Fund may rely on the instructions of any one account owner unless all owners specifically instruct the Fund otherwise.

(c)	I am aware that under the laws of certain states, the assets in my account may be transferred (escheated) to the state if no activity occurs in my account within a specified period of time.

(d)	If I am a U.S. citizen, resident alien, or a representative of a U.S. entity, I certify, under penalty of perjury, that:

(1)	The taxpayer identification number and tax status shown on this form are correct.

(2)	I am not subject to backup withholding because:

•	I am exempt from backup withholding, OR

•	I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, OR

•	The IRS has notified me that I am no longer subject to backup withholding.
NOTE: If you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return, you must cross out this Item 2

(3)	I am a U.S. person (including resident alien).

(e)	Additional Certification:

(1)
Neither I (we), nor any person having a direct or indirect beneficial interest in the shares to be acquired, appears on any U.S. government published list of persons who are known or suspected to engage in money laundering activities, such as the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the United States Department of the Treasury. I (we) do not know or have any reason to suspect that (i) the monies used to fund my (our) investment have been or will be derived from or related to any illegal activities and (ii) the proceeds from my (our) investment will be used to finance any illegal activities.

(2)
I agree to provide such information and execute and deliver such documents as the Fund may reasonably request from time to time to verify the accuracy of the information provided in connection with the opening of an account or to comply with any law, rule or regulation to which the Fund may be subject, including compliance with anti-money laundering laws.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

x		x

Signature* (Owner, Trustee, Etc.)	Date	Signature* (Joint Owner, Co-Trustee)	Date

Name and Title

*	If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian’s name, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer or other authorized person should sign and print name and title above. Persons signing as representatives or fiduciaries of corporations, partnerships, trusts or other organizations are required to furnish corporate resolutions or similar documents providing evidence that they are authorized to effect securities transactions on behalf of the Investor (alternatively, the secretary or another designated officer of the entity may certify the authority of the persons signing on the space provided above).
Mail to: DST Asset Manager Solutions, Inc., P.O. Box 219953, Kansas City, MO 64121-9953

For Authorized Dealer Use Only

We hereby authorize the Transfer Agent to act as our agent in connection with the transactions authorized by the Subscription Agreement and agree to notify the Transfer Agent of any purchases made under a Letter of Intention, Rights of Accumulation or Aggregating Accounts. If the Subscription Agreement includes a telephone redemption privilege, we guarantee the signature(s) above.

Dealer’s Name	Dealer Number

Main Office Address	Branch Number

Representative’s Name	Rep. Number

( )

Branch Address	Telephone Number

Authorized Signature of Dealer	Date

Cohen & Steers Alternative Income Fund, Inc.
TO OBTAIN ADDITIONAL INFORMATION ABOUT THE FUND
If you would like additional information about Cohen & Steers Alternative Income Fund, Inc., the following documents are available to you without any charge either upon request or at www.cohenandsteers.com:

•
Annual/Semi-Annual Reports—Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal period.

•
Statement of Additional Information—Additional information about the Fund’s investments, structure and operations can be found in the SAI. The information presented in the SAI is incorporated by reference into this Prospectus and is legally considered to be part of the Prospectus.

To request a free copy of any of the materials described above as well as other information, or to make any other inquiries, please contact us:

By telephone	(800) 437‑9912
By mail	Cohen & Steers Alternative Income Fund, Inc.
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219953
Kansas City, MO 64121-9953
By e‑mail	marketing@cohenandsteers.com
On the Internet	www.cohenandsteers.com
This information may also be available from your broker or financial intermediary. In addition, information about the Fund (including the Fund’s SAI) may be obtained from the SEC:

•	By accessing the SEC’s Internet site at http://www.sec.gov where you can view, download and print the information.

•	By electronic request at the following e‑mail address: publicinfo@sec.gov. Upon payment of a duplicating fee, copies of the information will be sent to you.
280 PARK AVENUE, NEW YORK, NEW YORK 10017
SEC File No. 811‑21668
AIFSPRO-03202

280 PARK AVENUE

NEW YORK, NEW YORK 10017

(800) 437-9912

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2022

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the current Prospectus of each fund listed below (each, a “Fund” and collectively, the “Funds”), as such Prospectuses may be supplemented from time to time:

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End	Prospectus Date
Cohen & Steers Low Duration Preferred and Income Fund, Inc.	Low Duration Preferred and Income Fund	Class A/LPXAX Class C/LPXCX Class F/LPXFX Class I/LPXIX Class R/LPXRX Class Z/LPXZX	April 30	September 1, 2021

Cohen & Steers Alternative Income Fund, Inc.	Alternative Income Fund	Class A/DVFAX Class C/DVFCX Class F/DVVFX Class I/DVFIX Class R/DVFRX Class Z/DVFZX	October 31	March 1, 2022

Cohen & Steers Preferred Securities and Income SMA Shares, Inc.	Preferred Securities and Income SMA Shares	PISHX	October 31	March 1, 2022

Cohen & Steers MLP & Energy Opportunity Fund, Inc.	MLP & Energy Opportunity Fund	Class A/MLOAX Class C/MLOCX Class F/MLOFX Class I/MLOIX Class R/MLORX Class Z/MLOZX	November 30	April 1, 2021

Cohen & Steers Global Infrastructure Fund, Inc.	Global Infrastructure Fund	Class A/CSUAX Class C/CSUCX Class F/CSUFX Class I/CSUIX Class R/CSURX Class Z/CSUZX	December 31	May 1, 2021, supplemented on January 11, 2022

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End	Prospectus Date

Cohen & Steers Global Realty Shares, Inc.	Global Realty Shares	Class A/CSFAX Class C/CSFCX Class F/GRSFX Class I/CSSPX Class R/GRSRX Class Z/CSFZX	December 31	May 1, 2021, supplemented on September 21, 2021

Cohen & Steers Institutional Realty Shares, Inc.	Institutional Realty Shares	CSRIX	December 31	May 1, 2021

Cohen & Steers International Realty Fund, Inc.	International Realty Fund	Class A/IRFAX Class C/IRFCX Class F/IRFFX Class I/IRFIX Class R/IRFRX Class Z/IRFZX	December 31	May 1, 2021, supplemented on September 21, 2021

Cohen & Steers Preferred Securities and Income Fund, Inc.	Preferred Securities and Income Fund	Class A/CPXAX Class C/CPXCX Class F/CPXFX Class I/CPXIX Class R/CPRRX Class Z/CPXZX	December 31	May 1, 2021, supplemented on December 10, 2021

Cohen & Steers Real Assets Fund, Inc.	Real Assets Fund	Class A/RAPAX Class C/RAPCX Class F/RAPFX Class I/RAPIX Class R/RAPRX Class Z/RAPZX	December 31	May 1, 2021

Cohen & Steers Real Estate Securities Fund, Inc.	Real Estate Securities Fund	Class A/CSEIX Class C/CSCIX Class F/CREFX Class I/CSDIX Class R/CIRRX Class Z/CSZIX	December 31	May 1, 2021

Cohen & Steers Realty Shares, Inc.	Realty Shares	Class A/CSJAX Class C/CSJCX Class F/CSJFX Class I/CSJIX Class L/CSRSX Class R/CSJRX Class Z/CSJZX	December 31	May 1, 2021

This SAI is incorporated by reference in its entirety into each Prospectus. Copies of the SAI, the Prospectuses and each Fund’s Annual and Semi-Annual Reports may be obtained free of charge by writing to the address or calling the phone number shown above or by visiting cohenandsteers.com.

STATEMENT OF ADDITIONAL INFORMATION

Each Fund is a diversified or non-diversified open-end management investment company, as indicated below, and is organized as a Maryland corporation on the following respective dates:

Fund	Diversification Status	Date of Incorporation
Low Duration Preferred and Income Fund	Diversified	September 2, 2015
Alternative Income Fund	Diversified	November 8, 2004
Preferred Securities and Income SMA Shares	Diversified	November 16, 2018
MLP & Energy Opportunity Fund	Non-diversified	July 8, 2013
Global Infrastructure Fund	Diversified	January 13, 2004
Global Realty Shares	Diversified	February 14, 1997
Institutional Realty Shares	Non-diversified	October 13, 1999
International Realty Fund	Diversified	November 23, 2004
Preferred Securities and Income Fund	Diversified	February 22, 2010
Real Assets Fund	Diversified	October 25, 2011
Real Estate Securities Fund	Non-diversified	July 3, 1997
Realty Shares	Non-diversified	April 26, 1991

Institutional Realty Shares is a no-load Fund that offers a single class of shares. Preferred Securities and Income SMA Shares is a “no-fee” Fund that also offers a single class of shares. Each other Fund is a Multi-class Fund and, except for Low Duration Preferred and Income Fund, Preferred Securities and Income Fund, Real Estate Securities Fund, and Realty Shares, offers five share classes. Low Duration Preferred and Income Fund, Preferred Securities and Income Fund and Real Estate Securities Fund each offer six share classes, as Class F shares are currently available for purchase only in these three funds. Realty Shares also offers six share classes, as Class L shares are only available for purchase in this fund.

Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. No investment in the shares of a Fund should be made without first reading the Prospectus.

INVESTMENT STRATEGIES AND POLICIES

The following chart, which supplements the information in each Fund’s Prospectus, indicates some of the specific investments and investment techniques applicable to each Fund. Additional policies and restrictions (including total or net asset limitations) are described in the Prospectus and below in this SAI. See the applicable Fund’s Prospectus and Additional Information Regarding Fund Investments in this SAI for more information, including important risk disclosure about the investments and investment techniques applicable to your Fund.

Types of Investments	Low Duration Preferred and Income Fund	Alternative Income Fund	Preferred Securities and Income SMA Shares	MLP & Energy Opportunity Fund	Global Realty Shares	Institutional Realty Shares	International Realty Fund	Global Infrastructure Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares
Below Investment Grade Securities	✓	✓	✓	✓	✓			✓	✓	✓	✓
Borrowing for Investment Purposes	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Types of Investments	Low Duration Preferred and Income Fund	Alternative Income Fund	Preferred Securities and Income SMA Shares	MLP & Energy Opportunity Fund	Global Realty Shares	Institutional Realty Shares	International Realty Fund	Global Infrastructure Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares
Canadian Royalty Trusts		✓		✓				✓		✓
Cayman Subsidiary										✓
Cash Reserves	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Commodities				✓						✓
Companies in the Financials Sector	✓	✓	✓	✓					✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Credit Derivatives	✓	✓	✓	✓					✓	✓
Debt Securities	✓	✓	✓	✓				✓	✓	✓	✓
Energy Companies	✓	✓	✓	✓				✓	✓	✓
Exchange-Traded Notes		✓		✓						✓
Foreign Currency and Currency Hedging Transactions	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Gold and Other Precious Metals										✓
Healthcare Companies	✓	✓	✓						✓
Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Industrial Companies	✓	✓	✓	✓				✓	✓	✓
Master Limited Partnerships		✓		✓				✓		✓
Natural Resource Companies		✓		✓						✓
Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Preferred Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Real Estate Companies and Real Estate Investment Trusts	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Types of Investments	Low Duration Preferred and Income Fund	Alternative Income Fund	Preferred Securities and Income SMA Shares	MLP & Energy Opportunity Fund	Global Realty Shares	Institutional Realty Shares	International Realty Fund	Global Infrastructure Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares
Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Short Sales	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓
Swap Transactions	✓[1]	✓	✓[1]	✓[1]					✓[1]	✓
Telecommunications and Media Companies	✓	✓	✓	✓				✓	✓	✓
Utility Companies	✓	✓	✓	✓				✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

(1)	Excludes commodity swaps.

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

The following descriptions supplement the information set forth in the Prospectuses and in the table above relating to each Fund’s investments and risks. Except as otherwise provided in the Prospectuses or as discussed below, each Fund’s investment objective, strategies and investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its investment objective or policies without written notice to shareholders. In addition, shareholders will be provided with at least 60 days prior written notice of any change to a Fund’s “80%” investment policy as described in that Fund’s Prospectus (e.g., Real Estate Securities Fund’s policy of investing at least 80% of its total assets in income-producing common stocks and other equity securities issued by real estate companies, such as real estate investment trusts (“REITs”)).

BELOW INVESTMENT GRADE SECURITIES

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, Global Realty Shares, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund: The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “high yield” or “junk” securities. These securities are subject to a greater risk of default. The prices of these lower-grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Lower-grade securities tend to be less liquid than investment grade securities. The market values of lower-grade securities tend to be more volatile than investment grade securities. A security will be considered to be below investment grade if it is rated as such by one nationally recognized statistical rating organization (“NRSRO”) (for example, below Baa3 or BBB- by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”)) or, if unrated, are judged to be below investment grade by Cohen & Steers Capital Management, Inc. (the “Advisor”). Although a company’s senior debt rating may be, for example, BBB-, an underlying security issued by such company in which the Fund invests may have a lower rating. See Appendix B for a description of certain ratings.

Lower-rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-quality debt securities, and a Fund’s ability to achieve its investment objective may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value (“NAV”) of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

BORROWING FOR INVESTMENT PURPOSES

For each Fund (other than Global Realty Shares and Real Assets Fund): The Fund may not borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made.

For Global Realty Shares: The Fund may not borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund’s total assets.

For Real Assets Fund: The Fund may borrow money to the extent permitted by the Investment Company Act of 1940 (“1940 Act”), which provides that the Fund may borrow from a bank provided that immediately after any such borrowing, total assets (including the amount borrowed) less liabilities other than debt obligations represent at least 300% of outstanding debt obligations.

CANADIAN ROYALTY TRUSTS

For Global Infrastructure Fund, MLP & Energy Opportunity Fund, Alternative Income Fund and Real Assets Fund: The Fund may invest in Canadian royalty trusts. A Canadian royalty trust is a trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian royalty trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unit holders, the ability of a Canadian royalty trust to finance internal growth through exploration is limited. Therefore, Canadian royalty trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.

CAYMAN SUBSIDIARY

For Real Assets Fund: The Real Assets Fund may invest up to 25% of its total assets in Cohen & Steers Real Assets Fund, Ltd., its wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest in commodity-linked derivative instruments, as described under “Commodities” and “Derivatives Transactions” below, and investments related to gold and precious metals as described under “Gold and Precious Metals” below.

Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in the Fund’s Prospectus and this SAI, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in the Fund’s Prospectus and in this SAI to investments by the Fund also may be deemed to include the Fund’s indirect investments through the Subsidiary.

The Subsidiary is not registered under the 1940 Act, and is not directly subject to its investor protections, except as noted in the Fund’s Prospectus or this SAI. However, the Subsidiary is wholly-owned and controlled by the Fund and managed by the Advisor. The Fund’s Board of Directors has oversight responsibility for the investment activities of the Fund, including its expected investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Advisor is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.

Changes in the laws of the United States (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is incorporated), could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

CASH RESERVES

For each Fund: Each Fund’s cash reserves, in each case held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of a Fund’s total assets. If the Advisor has difficulty finding an adequate number of undervalued equity securities, all or any portion of a Fund’s assets may also be invested temporarily in money market instruments. Cash reserves in excess of 20% of a Fund’s total assets will be maintained for defensive purposes only. These limitations on cash reserves do not apply to cash set aside to satisfy any applicable margin or collateral requirements for a Fund’s derivative positions.

Money market instruments in which a Fund may invest its cash reserves may consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements (see “Debt Securities—U.S. Government Obligations” below regarding U.S. government obligations and “Repurchase Agreements” below regarding repurchase agreements); commercial paper rated by any NRSRO, such as Moody’s Investors Moody’s or S&P; certificates of deposit; bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds (see “Other Investment Companies”). A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.

COMMODITIES

For Real Assets Fund and MLP & Energy Opportunity Fund: The Real Assets Fund gains exposure to commodities, either directly or through the Subsidiary, through commodity-linked derivative instruments such as commodity futures and forward contracts, commodity swaps agreements, options on commodity futures and structured notes linked to the value of commodities. Additional information on the Subsidiary is set forth under “Cayman Subsidiary” above. Additional information regarding specific commodity-linked derivatives is set forth under “Derivatives Transactions” below. The MLP & Energy Opportunity Fund gains exposure to commodities through its investment in master limited partnerships (“MLPs”) and related companies that operate in the energy sector. The Funds, either directly or through the Subsidiary for Real Assets Fund, may also gain exposure to commodities through investment in certain investment companies, including exchange-traded funds (“ETFs”), and other pooled investment vehicles that invest primarily in commodities or commodity-related instruments, and in exchange-traded notes (“ETNs”) linked to the value of commodities. The Real Assets Fund treats physically settled commodities contracts as cash-settled positions.

The prices of commodity-linked derivatives may move in different directions than investments in traditional equity and debt securities. For example, during periods of rising inflation, historically, debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically, the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to debt and equity securities.

Historically, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing. The Funds’ commodity-related investments may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on the Funds’ commodity-related investments are expected to exhibit low or negative correlation with stocks and bonds.

COMPANIES IN THE FINANCIALS SECTOR

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: Securities in which the Fund invests also may include securities of financial services companies. Companies in the financial services sector include commercial banks, industrial banks, insurance companies, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, real estate companies (including REITs) and companies providing similar services. The Funds may also have exposure to financial companies to the extent they are counterparties to the Funds’ derivative investments.

Events that affect the financial services sector will have a greater effect on these Funds than they would on a fund that is more widely diversified among a number of unrelated industries. For example, financial services companies can be significantly affected by availability and cost of capital and changes in interest rates, insurance claims activity and general economic conditions. Financial services companies are subject to extensive government regulations, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge and can have a significant impact on profitability. Losses resulting from financial difficulties of borrowers and declines in the value of assets can negatively impact the financial services industries.

The financial services sector is also subject to relatively rapid changes as a result of industry consolidation trends which may result in distinctions between different financial service segments (for example, banking, insurance and brokerage businesses) becoming less clear. In the recent past, the financial services sector has experienced considerable financial distress, which has led to the implementation of government programs designed to ease that distress.

CONVERTIBLE SECURITIES

For each Fund: Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

CREDIT DERIVATIVES

For Low Duration Preferred and Income Fund, Preferred Securities and Income SMA Shares, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Alternative Income Fund and Real Assets Fund: Credit derivative transactions include those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged. If a Fund is a buyer in a credit default swap agreement and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

CYBER SECURITY RISKS

For each Fund: With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the Advisor and Subadvisors) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisor, the Subadvisors (if applicable), or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Furthermore, as a result of breaches in cyber security or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or an entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. While the Fund has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Each of the Fund, the Advisor and the Subadvisors (if applicable) may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting each Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

DEBT SECURITIES

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, Preferred Securities and Income Fund, MLP & Energy Opportunity Fund, Real Assets Fund and Real Estate Securities Fund: Each Fund may invest in debt securities (also referred to as “fixed-income” securities) to the extent described in its Prospectus.

Debt securities may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition. When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

Corporate Debt Obligations. The Funds may invest in investment grade or below investment grade U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its portfolio managers may consider (i) general economic and financial conditions; (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country; and, (iii) other considerations deemed appropriate.

U.S. Government Obligations. The Funds may invest in U.S. government obligations. Obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

Obligations of certain agencies and instrumentalities of the U.S. government are supported by the right of the issuer to borrow from the U.S. Treasury. Other obligations of certain agencies and instrumentalities of the U.S. government are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover their investment from the U.S. government.

Mortgage-backed and Asset-backed Securities. Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Estate Securities Fund and Real Assets Fund may also invest in mortgage- and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not guaranteed.

Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.

When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.

Collateralized Mortgage Obligations (“CMOs”). Preferred Securities and Income SMA Shares,Low Duration Preferred and Income Fund, Alternative Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Estate Securities Fund and Real Assets Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually.

CMOs may be collateralized by whole mortgage loans but, are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, and their income streams. CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, an issuer issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Municipal Securities. Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund may invest in “Municipal Securities,” which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax (“AMT”) liability and may have other collateral federal income tax consequences. The Funds do not anticipate meeting the requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to pass through the tax-free character of income from municipal securities to the Funds’ shareholders.

The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications.

Senior Secured Floating Rate Loans. Preferred Securities and Income SMA Shares,Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund may invest in senior secured floating rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are re-determined periodically on the basis of a floating base lending rate, such as the London Inter-bank Offered Rate (“LIBOR”), plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Funds may invest in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk.

Senior Loans in which Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund may invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Funds’ investments in Senior Loans will be more dependent on the analytical abilities of the Advisor than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Advisor may consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

Bank Instruments. Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund may invest in certificates of deposits, time deposits, and bankers’ acceptances from U.S. or foreign banks, including certificates of deposit (e.g., Eurodollar CDs) and time deposits (e.g., Eurodollar time deposits) of foreign branches of domestic banks. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Inflation-Linked Fixed-Income Securities. Real Assets Fund and Alternative Income Fund may invest in inflation-linked fixed-income securities. Inflation-linked fixed-income securities are securities which have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. The market for TIPS may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the Consumer Price Index) will accurately measure the real rate of inflation. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal.

Such bonds may also be issued by or related to sovereign governments of developed countries, by countries deemed to be emerging markets, and inflation-linked bonds issued by or related to companies or other entities not affiliated with governments. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

A Fund’s investments in inflation-linked debt securities can cause the Fund to accrue income for tax purposes without a corresponding receipt of cash, which, because no cash is received at the time of accrual, may require the Fund to sell assets (including when not advantageous to do so) to satisfy the Fund’s distribution requirements (see “Taxation” below).

ENERGY COMPANIES

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, Preferred Securities and Income Fund, MLP & Energy Opportunity Fund and Real Assets Fund: Energy companies in which the Funds may invest include companies in the discovery, development, production or distribution of energy or other natural resources, the development of technologies for the production or efficient use of energy and other natural resources, or the furnishing of related supplies or services. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, exploration and production spending, the success of exploration projects, tax and other government regulations, weather or meteorological events, world events and economic conditions. The energy industries also may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events and economic conditions.

EXCHANGE-TRADED NOTES

For MLP & Energy Opportunity Fund, Alternative Income Fund and Real Assets Fund: The Real Assets Fund may invest in ETNs linked to the value of commodities and the MLP & Energy Opportunity Fund may invest in ETNs linked to the value of master limited partnerships or master limited partnership indices. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

FOREIGN CURRENCY AND CURRENCY HEDGING TRANSACTIONS

For each Fund: In order to hedge against foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date), each Fund may enter into forward foreign currency exchange contracts (forward contracts), foreign currency futures contracts (foreign currency futures) and foreign currency swap agreements (foreign currency swaps), as well as purchase put or call options on foreign currencies, as described below. Preferred Securities and Income SMA Shares, Alternative Income Fund, Low Duration Preferred and Income Fund and Preferred Securities and Income Fund also may enter into options on currency futures contracts and are not limited to entering into currency transactions for hedging purposes. Each Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A foreign currency future is an exchange-traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. A foreign currency swap is an agreement between two parties to exchange principal and interest payments on a loan made in one currency for principal and interest payments of a loan of equal value in another currency. The Fund may enter into a foreign currency forward contract, foreign currency futures contract or foreign currency swap, or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, the Fund may enter into a foreign currency forward contract, futures contract or swap or purchase a currency option in respect of a currency which acts as a proxy for a currency in which the Fund’s portfolio holdings or anticipated holdings are denominated. This second investment practice is generally referred to as “cross-hedging.” Because in connection with a Fund’s foreign currency transactions an amount of that Fund’s assets equal to the amount of that Fund’s current commitment will be segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets available that are sufficient to cover any commitments under these transactions. The segregated assets will be marked-to-market on a daily basis.

A Fund may enter into a forward contract to attempt to minimize the risk to that Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

A Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. U.S. exchange-traded futures are regulated by the Commodity Futures

Trading Commission (“CFTC”). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date.

A Fund may enter into foreign currency swaps to shift its currency exposure from one currency to another currency. See “Swap Transactions” below regarding swap agreements.

A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and that Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to that Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The successful use of foreign currency transactions will usually depend on the Advisor’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward contracts, foreign currency futures or may realize losses.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

For each Fund: Each Fund may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

Each Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, a Fund may enter into foreign currency futures contracts as described under “Foreign Currency and Currency Hedging Transactions.”

At the time a Fund purchases or sells a futures contract, it will designate on its records cash or liquid portfolio securities it believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under the contract. Depending on the nature of the transaction, the amounts that are designated may be based on the notional value of the futures contract or on the daily mark-to-market obligation under the futures contract and may be reduced by amounts on deposit with the broker. Alternatively, a Fund may “cover” its position by owning an offsetting position, for example, holding the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by a Fund (or at a higher price if the difference is maintained in liquid assets with the Funds’ custodian).

Each Fund will be authorized to use financial futures contracts and related options for hedging and non-hedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances. A Fund may lose the expected benefit of transactions in financial contracts if currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if a Fund had not entered into any futures transactions.

When purchasing stocks or bonds, the buyer acquires ownership in the security, however buyers of futures contracts are not entitled to ownership of the underlying asset until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying asset to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

•

Price Limits. Some (not all exchanges have price change limits) futures exchanges impose on each futures contract traded on that exchange a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

•

Price Volatility. Despite the daily price limits on various futures exchanges, the price volatility of futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

•

Marking-to-Market Futures Positions. The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited to the mark-to-market change in price from one day for any given futures contract. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account. Futures contracts, when entered into directly by the Fund on a qualified board or exchange, as defined in the Code, are taxed on the “marked-to-market” basis applicable to section 1256 contracts (as defined below). To the extent Real Assets Fund invest in futures contracts indirectly through its Subsidiary, income from such contracts will be taxable to Real Assets Fund as ordinary income when it includes in its income its pro rata share of its Subsidiary’s income, as described in “Taxation—Investment in the Subsidiary” and “Taxation—Controlled Foreign Corporations.”

•

Margin. In connection with futures contracts and options on futures contracts, a Fund (directly or through its Subsidiary) typically posts margin directly to a futures commission merchant (“FCM”), who is expected typically to re-hypothecate the margin to an exchange or clearinghouse. Prior to re-hypothecation, such margin may be held by the FCM in commingled accounts with margin from other clients of the FCM. The margin maintained by the FCM is not subject to the regulatory protections provided by bank custody arrangements. If margin is posted to the FCM and re-hypothecated, neither the Fund nor the FCM to whom the margin was posted will have custody of the margin. If margin posted by the Fund is not maintained with the Fund’s custodian, the Fund is fully exposed to the fraud and unsecured credit risk of the FCM to whom the margin is posted.

For Real Assets Fund and MLP & Energy Opportunity Fund: The Funds, either directly or through the Subsidiary for Real Assets Fund, may also purchase and sell commodity futures contracts and can hold substantial positions in such contracts. The Funds’ investments in commodity futures contracts and related instruments may involve substantial risks. Some of the special characteristics and risks of these investments are described below.

Commodity futures contracts are agreements between two parties. One party agrees to buy a commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made. Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

In the commodity futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts. That is, the Fund’s obligation is to the clearinghouse, and the Fund will look to the clearinghouse to satisfy the Fund’s rights under the futures contract.

Options on Securities, Futures and Stock Indexes

For each Fund: Each Fund may write covered call and put options and purchase call and put options on securities, stock indices or futures contracts (in the case of Real Assets Fund only). The Real Assets Fund may also purchase and write call and put options on commodities futures contracts. In addition, Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund may enter into over-the-counter put and call options on securities and baskets of securities, indexes and other financial instruments.

An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy (in the case of a call option) a specified security or futures contract, as applicable, or to sell (in the case of a put option) a specified security from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

A Fund, other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund, which are not required to cover written call options as discussed herein, may write a call or put option only if the option is “covered.” A call option on a security written by a Fund is covered if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if a Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by that Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by a Fund is “covered” if that Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of a Fund, and a Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase. Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund are not subject to these limitations.

A Fund, other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund, will cover call options on stock indices by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, that Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, that Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of any portfolio securities underlying the option. A rise in the value of the security or index underlying a call option written by a Fund, exposes that Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, a Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of any portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing put options on securities or indices will increase a Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, that Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of that Fund’s security holdings being hedged.

A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when that Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position, and for certain options not on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability.

Risks of Derivatives Transactions

For each Fund: “Derivatives Transactions” as discussed in this SAI include, as applicable to each Fund, options; futures contracts and options thereon; interest rate transactions, such as swaps, caps, floors or collars; credit transactions; swaps; forward contracts; and structured investments. For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund, Derivatives Transactions include transactions that combine features of the Derivatives Transactions described in this SAI and other types of derivatives, structured and similar instruments which are not currently available, but which may be developed in the future. Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. A Fund could experience severe losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the Advisor or, if applicable, the Subadvisors (as defined below) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the securities, currency, interest rate or other reference asset underlying the Derivatives Transactions. Derivatives Transactions entered into to seek to manage the risks of a Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. For example, the use of currency instruments for hedging purposes may limit gains from a change in the relationship between the U.S. dollar and foreign currencies. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment, or may cause a Fund to hold a security that it might otherwise sell. Amounts paid by a Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes. To the extent Derivatives Transactions would be deemed to be illiquid, they will be included in the maximum limitation of 15% of net assets invested in restricted or illiquid securities.

The use of currency transactions can result in a Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

Derivatives Transactions are also subject to regulatory risk. U.S. regulators, the European Union and certain other jurisdictions have adopted and continue to implement legislative and regulatory reforms that have resulted in new regulation of the derivatives markets, including clearing, margin, capital and reporting requirements. For example, such rules require certain Derivatives Transactions, including certain interest rate swaps and certain index credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for a Fund. In addition, the U.S. government and the EU have adopted mandatory minimum margin requirements for uncleared derivatives, which impose minimum margin requirements on Derivatives Transactions between a Fund and its derivative counterparties and may increase the amount of margin a Fund is required to provide (and the costs associated with providing it). These rules also impose regulatory requirements on the types of collateral that may be provided and the timing of transferring margin, among other things. It is expected that these regulations will have a material impact on the Funds’ use of uncleared derivatives.

The SEC recently adopted Rule 18f-4 under the 1940 Act relating to a registered investment company’s use of derivatives and certain financing transactions (such as reverse repurchase transactions) that could potentially require a Fund to observe more stringent requirements than are currently imposed by the 1940 Act. Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until August 2022. As a Fund comes into compliance, the approach to asset segregation and coverage requirements described in this SAI will be impacted.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

New regulatory requirements may also limit the ability of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). In addition, regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity.

Legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions, may impact credit and counterparty risks, and may cause uncertainty in the markets for a variety of derivative instruments, any or all of which could adversely affect the value or performance of the Fund. While legislative and regulatory measures may provide protections for some market participants, they are evolving and still being implemented and their effects on derivatives market activities cannot be reliably predicted.

A Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased and cleared on established exchanges and clearinghouses or, as described herein, through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist.

In a transaction that is centrally cleared, the Fund’s counterparty is a clearinghouse so the Fund is subject to the credit risk of the clearinghouse and the member of the clearinghouse (the “clearing member”) through which it holds its position. Credit risk of market participants with respect to such derivatives is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. In addition, if a clearing member does not comply with applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Each party to a derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Additionally, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Among other trading agreements, the Funds are each, separately and not jointly, a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern OTC derivative transactions entered into by the Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to events of default and termination events. Termination events may include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. On the other hand, the bankruptcy or insolvency of the counterparty may allow a Fund to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty, and the relevant ISDA Agreement may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of an ISDA Agreement will be enforceable, including, for example, when bankruptcy or insolvency laws (such as those described above) impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of an ISDA Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. OTC derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies, or errors in the documentation relating to a derivative transaction lead to a dispute with the counterparty or unintended investment results. There is no limit on the amount of a Fund’s assets that can be put at risk through the use of futures contracts and the value of a Fund’s futures contracts and options thereon may equal or exceed 100% of that Fund’s total assets.

The Advisor is registered with the CFTC as a commodity pool operator (“CPO”), however, with respect to each Fund other than the Real Assets Fund (each, an “eligible Fund” and collectively, the “eligible Funds”) the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC Rule 4.5 (the “exclusion”). Accordingly, the Advisor (with respect to the eligible Funds) is not subject to registration or regulation as a “commodity pool operator” under the Commodity Exchange Act. To remain eligible for the exclusion, each of the eligible Funds will be limited in its ability to use certain financial instruments regulated under the Commodity Exchange Act (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that an eligible Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Advisor may be required to register as a CPO with respect to that Fund. The Advisor’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each eligible Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Advisor’s intention to operate the Fund in a manner that would permit the Advisor to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Advisor becomes unable to rely on the exclusion and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

The Advisor is registered with the CFTC as a CPO with respect to the Real Assets Fund and the Subsidiary.

FOREIGN (NON-U.S.) SECURITIES

For each Fund: Each Fund may invest in foreign (non-U.S.) securities as described in its Prospectus. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding or other taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets and exchanges may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations which could extend settlement periods.

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.

Continuing uncertainty as to the status of the Euro and the European Monetary Union and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union (“EU”) could have significant adverse effects on currency and financial markets, and on the values of a Fund’s investments. On January 31, 2020, the UK withdrew from the EU (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (“TCA”), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Each Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and similar depositary receipts. ADRs, typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, GDRs, in bearer form, are designated for use outside the United States. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks. Income and gains earned by a Fund in respect of foreign securities may be subject to foreign withholding and other taxes, which will reduce the Fund’s return on such securities.

Greater China. A Fund may purchase or obtain investment exposure to renminbi-denominated securities traded on exchanges located in the People’s Republic of China (“PRC”), such as equity securities traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”), through a variety of mutual market access programs (collectively, “China Connect”) that enable foreign investment in PRC exchange-traded securities via investments made in Hong Kong or other locations that may in the future have China Connect programs with the PRC. Examples of China Connect programs include the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect Program. The Fund may also invest indirectly in China A-Shares through China A Shares Access Products (“CAAPs”), such as participatory notes, and/or through collective investment schemes directly investing in China A-Shares through qualified foreign institutional investors (“QFIIs”) or Renminbi QFIIs (“RQFIIs”). The Fund may also invest in other investments including “H shares” of companies incorporated in Mainland China and listed on the Hong Kong Stock Exchange and other foreign exchanges. Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. If a Fund rebalances across both exchanges, the Fund must trade out of stocks listed on one exchange with a broker and trade into stocks on the other exchange with a separate broker. As a result, the Fund may incur additional fees. Additionally, a Fund may also invest in Chinese companies that use a structure known a variable interest entity (“VIE”) to address the PRC’s restrictions on direct foreign investment in Chinese companies operating in different sectors. A Fund may invest in VIEs through a holding company domiciled outside of the PRC (“Holding Company”) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than through equity ownership. The VIE (which a Fund is restricted from owning under the laws of the PRC) is generally owned by Chinese nationals, and the holding company (in which the Fund invests) holds only contractual rights (other than equity ownership) relating to the VIE, typically including a contractual claim on the VIE’s profits. Shares of the Holding Company, in turn, are traded on exchanges outside of the PRC and are available to non-Chinese investors such as a Fund.

Investments in Chinese securities are subject to various risks. In particular, the PRC exchanges have lower trading volumes, the market capitalizations of companies listed on these exchanges are generally smaller, the securities listed on these exchanges are less liquid and may experience materially greater volatility, and government supervision and regulation of the PRC securities markets are less developed than in the United States and other developed markets. The PRC government continues to exercise significant control over the PRC’s economy, and any changes to existing policies and new reform-oriented policies and measures, which are often unprecedented or experimental, could negatively impact the Fund’s investments in Chinese securities. The PRC government has frequently and significantly intervened in domestic securities markets, in particular the markets for China A-Shares, and may do so in the future. These interventions may be introduced suddenly and in response to market conditions. Measures have included price supports, bans on short selling and limits and bans on selling securities in general. These measures may not have the desired effect and may have a negative impact on a Fund’s PRC investments. As a result of these measures, from time to time, a Fund may not be able to sell securities of PRC companies at the desired time or price, and quoted prices for securities of PRC companies may not reflect actual market prices. The PRC government has also implemented, and may implement in the future, various measures to control inflation, which if unsuccessful, may negatively impact the PRC economy.

The PRC legal system is still developing, and laws, regulations (including those allowing QFIIs to invest in China A-Shares), government policies and the political and economic climate in the PRC may change with little or no advance notice. Any such change could adversely affect market conditions. For example, while the VIE structure is a longstanding practice in the PRC, until recently, such arrangements had not been formalized under the laws of the PRC. In late 2021, the PRC government signaled its interest in implementing filing requirement rules that both affirm the legality of VIE structures and regulate them. How these filing requirements will operate in practice, and what will be required for approval, remains unclear. While there is optimism that these actions will reduce uncertainty over PRC actions on VIEs, there is also caution given how unresolved the process is. Until these rules are finalized and potentially afterwards depending on how they are implemented, there remains significant uncertainty associated with VIE investments. In the event the PRC government chooses to no longer tolerate VIE structures, the Chinese operating company could become subject to penalties, revocation of its business and operating license, or forfeiture of ownership interests. Further, the QFII rules provide the China Securities Regulatory Commission and the State Administration of Foreign Exchange of China wide discretion to interpret them, leaving a considerable amount of uncertainty. The application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of a Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns. Some PRC companies may have less-established shareholder governance and disclosure standards. Moreover, a Fund will typically have little or no ability to influence VIE through proxy voting or other means because it is not a VIE owner/shareholder. In case of dispute between a Holding Company and the Chinese owners of the VIE, the Holding Company’s contractual claims with respect to the VIE may be unenforceable in the PRC, limiting the remedies and rights of Holding Company investors such as a Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual agreements, is subject to legal proceedings, or if any physical instruments such as seals, business registration certificates, financial data and licensing agreements (commonly referred to as “chops”) are used without authorization. In the event of such an occurrence, a Fund, as a foreign investor, may have little to no legal recourse. Accounting, auditing, financial and other reporting standards, practices and disclosure requirements applicable to PRC companies are different, sometimes in fundamental ways, from those applicable to companies in the United States and other developed markets.

GOLD AND OTHER PRECIOUS METALS

For Real Assets Fund: The Real Assets Fund seeks to gain exposure to gold and other precious metals, either directly or through its Subsidiary, through investments in bullion (e.g., bars and coins) and precious metal futures and forwards. The Real Assets Fund, either directly or through the Subsidiary, may also invest in ETFs and other pooled investment vehicles that invest in gold and other precious metals and related instruments, and structured or exchange-traded notes whose interest and/or principal payments are linked to the price of gold and other precious metals. The Real Assets Fund currently expects that the majority of its precious metals exposure will be to gold.

Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals.

HEALTHCARE COMPANIES

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund and Preferred Securities and Income Fund: Healthcare companies in which the Fund may invest encompass two main groups. The first group includes companies that manufacture health care supplies or provide health care-related services, including distributors of products, providers of basic health care services and owners and operators of care facilities and organizations. The second group includes companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. Events affecting the health care industries include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and private payment systems, such as increased use of managed care arrangements or price controls, are risks in investing in the health care industries.

ILLIQUID SECURITIES

For each Fund: Each Fund may invest in illiquid securities. A Fund will not invest in illiquid securities if immediately after such investment more than 15% of that Fund’s net assets (taken at market value) would be invested in such securities. For this purpose, illiquid investments are generally investments that a Fund cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, (the “Securities Act”), and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. The Funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act of resales of certain securities to qualified institutional buyers, which generally creates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities. Similarly, Regulation S of the Securities Act provides an exclusion from the registration requirements of the Securities Act for offerings made outside of the U.S. by both U.S. and foreign issuers. A securities offering, whether public or private, made by an issuer outside of the U.S. in reliance on Regulation S need not be registered under the Securities Act.

The Advisor will monitor the liquidity of restricted securities in a Fund’s portfolio, under the supervision of the Fund’s Board of Directors. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

INDUSTRIAL COMPANIES

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: Industrial companies that the Funds may invest in include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. These companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. A company is in industrial products, services or equipment industries if at the time of investment it is determined that at least 50% of the company’s assets, revenues or profits are derived from these industries.

The industrial products, services and equipment industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

MASTER LIMITED PARTNERSHIPS

For Alternative Income Fund, Global Infrastructure Fund, MLP & Energy Opportunity Fund and Real Assets Fund: The Fund may invest in equity securities of master limited partnerships (“MLPs”), and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be taxed in a manner similar to certain MLPs for federal income tax purposes. As in the case of MLPs that are treated as partnerships for U.S. federal income tax purposes, LLCs that are also so treated do not pay federal income tax at the entity level. LLCs may be required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there may less frequently be incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or an MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP i-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP i-units. Distributions by MLPs to i-unit holders are made in the form of additional i-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the i-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

NATURAL RESOURCE COMPANIES

For MLP & Energy Opportunity Fund, Alternative Income Fund and Real Assets Fund: The Fund will gain exposure to natural resources by investing in U.S. and non-U.S. companies with substantial natural resource assets or whose business activities are related to natural resource asset. Natural resources may include materials with economic value that are derived from natural sources, either directly or indirectly, such as precious metals (e.g., gold, platinum, palladium or silver), non-precious metals (e.g., copper, zinc, or iron ore), fuels (e.g., oil, natural gas or coal), minerals, timber and forestry products, food and agricultural products (e.g., fertilizer) farm machinery and chemicals. Natural resource companies will primarily be involved in exploring, mining, extracting, producing, processing, transporting, or otherwise develop or provide goods and services with respect to, a natural resource. Natural resource companies may also include companies which provide services to such companies, (e.g., equipment manufacturers).

The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as government regulation, coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies in if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

OTHER INVESTMENT COMPANIES

For each Fund: The Fund may invest in securities of other open- or closed-end investment companies, including registered investment companies that are ETFs, to the extent permitted by the 1940 Act. ETFs and many closed-end funds trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. Most ETFs hold a portfolio of common stocks or bonds designed to track the performance of a securities index, including industry, sector, country and region indexes, but an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF.

The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which may also be commonly referred to as “exchange traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). The Fund will also incur brokerage costs when purchasing and selling shares of ETFs, closed-end funds and other pooled vehicles.

An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Fund shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations.

The SEC adopted Rule 12d1-4, which permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions, rescinded certain SEC exemptive orders permitting investments in excess of the statutory limits and withdrew certain related SEC staff no-action letters effective January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1), which could affect the Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

PREFERRED SECURITIES

For each Fund: There are two basic types of preferred securities: traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Advisor also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional preferred securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Hybrid-preferred securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®); monthly-income preferred securities (MIPS®); quarterly-income bond securities (QUIBS®); quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPSSM); corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities.(1)

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the dividends-received deduction (“DRD”) or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common

(1)

TOPrS is a registered service mark of Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks, and QUIPS is a service mark, owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley & Co. Incorporated. TRUPS, CorTS and PINES are registered service marks owned by Citigroup Global Markets Inc.

stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

Contingent Capital Securities. In some cases, debt and traditional and hybrid preferred securities can include loss absorption provisions that make the securities more like equity—these securities are generally referred to as contingent capital securities (sometimes referred to as “CoCos”). This is particularly true in the financial sector, the largest preferred issuer segment.

In one version of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another version of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. In addition, some such instruments also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.

An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors.

Convertible Preferred Securities. Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed income instruments.

Floating Rate Securities. The Funds may invest, and Low Duration Preferred and Income Fund and Preferred Securities and Income Fund may invest up to 100% of their total assets, in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

REAL ESTATE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS

For each Fund: Each Fund may invest significantly in the securities of real estate companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

•

Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

•

Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

•

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.

•

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.

•

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

•

Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.

•	Credit Risk. Real estate investment trusts REITs may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.

•

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

•

Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

•

REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company.

For each Fund (other than Global Infrastructure Fund): Each Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of a Fund’s investments in REITs will consist of securities issued by equity REITs.

In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, U.S. REITs could possibly fail to qualify for pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REPURCHASE AGREEMENTS

For each Fund: Each Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which an investor, such as a Fund, purchases a U.S. government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by that Fund, in effect, as collateral for the repurchase obligation. Repurchase agreements may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. government securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for a Fund, the Advisor will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, a Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

SECURITIES LENDING

For each Fund: Each Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

SERVICE PROVIDERS RISK

For each Fund: Each Fund may be subject to credit risk with respect to its custodian as well as any sub-custodian in the Fund’s custodian’s global network. The Funds could be adversely affected in the event of a custodian’s or sub-custodian’s bankruptcy, financial insolvency or financial distress. Even if a Fund’s custodian or sub-custodian does have sufficient assets to meet all claims, which may not always be the case, there could still be a delay before the Fund receives assets to satisfy that Fund’s claims. Market fluctuations during any period of delay could adversely affect the performance of a Fund if the Fund is unable to dispose of a security being held by the custodian. In addition, in the event of the insolvency or bankruptcy of the Funds’ administrator, transfer agent or custodian there are likely to be operational and other delays and additional costs and expenses associated with changes in service provider arrangements that could adversely affect the Funds. The Funds could also be adversely affected by the misfeasance of their custodian, sub-custodians, or other service providers. Each Fund is also subject to the risk of loss caused by inadequate procedures and controls, human error, and system failures by a service provider to it or an issuer of a portfolio security, each of which may negatively affect that Fund’s performance. In addition, a service provider may be unable to provide a NAV for a Fund or share class on a timely basis.

SHORT SALES

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Estate Securities Fund: Each Fund may enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of the net assets of that Fund, and the value of securities of any one issuer in which a Fund is short would not exceed the lesser of 2% of the value of a Fund’s net assets or 2% of the securities of any class of any issuer. A Fund must designate collateral consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-to-market daily. If a Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as short sales against the box), the above requirements are not applicable. These restrictions do not limit a Fund’s ability to take short positions through transactions other than short sales, such as futures, swaps or other derivatives.

For Realty Shares: The Fund may enter into short sales, provided the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and in equal amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), and provided that not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time.

For Real Assets Fund: The Fund may enter into short sales, including short sales against the box.

SWAP TRANSACTIONS

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: The Fund may, but is not required to, use, without limit, various Swap Transactions described in this SAI and in the Fund’s Prospectus to seek to generate return, facilitate portfolio management and mitigate risks. Although the Advisor may seek to use these kinds of transactions to further the Fund’s investment objective(s), no assurance can be given that they will achieve this result.

Swap agreements are two party over-the-counter contracts entered into primarily by institutional investors that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of credit default swaps or securities representing a particular index. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

Specific swap agreements include foreign currency swaps (discussed above under “Foreign Currency Transactions and Currency Hedging Transactions”); index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps).

•

Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

•

Credit Default Swap Transactions (Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund only). Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

•

Total Return Swap Transactions (Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund only). In a total return or “equity” swap agreement, one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying reference asset of a total return swap may include an individual security, an equity index, loans or bonds.

•

Commodity Swap Transactions (Real Assets Fund only). The Fund may invest in total return swaps to gain exposure to specific commodities or the overall commodity markets. A total return commodity swap is an agreement to make payments of the price appreciation from a specified commodity, basket of commodities or commodity index during the specified period, in return for payments equal to a fixed or floating rate of interest or the price appreciation from another specified commodity, basket of commodities or commodity index. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant commodity, basket of commodities or commodity index increases, but receive payments from the other party if the value of that commodity, basket of commodities or commodity index decreases. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. The Fund may enter into exchanges for risk (“EFRs”), in which a position in a futures contract is exchanged for an over-the-counter swap, (or an over-the-counter swap is exchanged for a futures contract) with a commodity broker in accordance with exchange rules.

Additional Derivatives Transactions

Structured Notes (Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund only). Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or commodities, an index of securities or commodities or specified interest rates, or the differential performance of two assets or markets. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured notes may not have an active trading market.

Commodity Forward Contracts (Real Assets Fund only). A commodity forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

TELECOMMUNICATIONS AND MEDIA COMPANIES

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, Preferred Securities and Income Fund and Real Assets Fund: The Funds may invest in telecommunications companies, which are companies principally engaged in the development, manufacture, or sale of communications services or communications equipment or provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media. Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund and Preferred Securities and Income Fund may also invest in media companies, which are companies that invest in, create, own, and distribute various forms of printed, visual, audio, and interactive content, as well as information databases that they sell or lease to others. Examples include the Internet, newspaper, magazine, and book publishers, movie and television studios, advertising agencies, radio and television broadcasters, as well as cable television and direct satellite broadcast system operators. Risks of investing in the telecommunications and media sector includes many of the risks of investing in the utilities sector, including government regulation of rates of return and services that may be offered. Telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

UTILITY COMPANIES

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, Preferred Securities and Income Fund, MLP & Energy Opportunity Fund and Real Assets Fund: Utility companies in which the Funds may invest generally are involved in the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; or production, transmission or distribution of oil or natural gas. Global Infrastructure Fund and MLP & Energy Opportunity Fund, Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income Fund and Real Assets Fund may invest significantly in securities of utility companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Investing in the utility sector includes the following risks:

•	high interest costs in connection with capital construction and improvement programs;

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	governmental regulation of rates charged to customers;

•	costs associated with compliance with and changes in environmental and other regulations;

•	effects of economic slowdowns and surplus capacity;

•	increased competition from other providers of utility services;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

•

costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

•

effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

•	technological innovations that may render existing plants, equipment or products obsolete; and

•

potential impact of terrorist activities on utility companies and their customers and the impact of natural or man-made disasters, including events such as the blackout that affected electric utility companies in many Mid-Atlantic and Midwest states in 2003 or recent wildfires in California.

Issuers in the utility sector may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric or gas utility as well as its expenses.

WARRANTS AND RIGHTS

For each Fund: Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of any money invested in their acquisition.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings and ongoing arrangements to make available such information to the general public and to certain persons on a selective basis. Except as noted below, the Funds do not provide portfolio holdings to any third party until they are made available on the Cohen & Steers website at cohenandsteers.com or through some other means of public dissemination. Disclosure of a Fund’s complete holdings are required to be made monthly on Form N-PORT no later than 30 days after the end of each month, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. In addition, pursuant to policies and procedures approved by the Board of Directors of each Fund, each Fund posts a preliminary list of portfolio holdings on the website quarterly, no earlier than 15 days after the end of each calendar quarter. One day after the full holdings have been published, employees of the Advisor or a Subadvisor (if applicable) may freely distribute them to third parties. This information remains available until a Fund files a publicly available report on Form N-PORT or Form N-CSR for the period that includes the date as of which the information is current. In addition to information on portfolio holdings, other Fund statistical information may be found on the Cohen & Steers Funds’ website or by calling 800-330-7348.

Pursuant to the Funds’ portfolio holdings disclosure policies and procedures, the following are exceptions to the general rule that holdings are not disclosed to third parties until posted to the website:

1. Each Fund’s portfolio holdings may be disclosed prior to public release to certain third parties (e.g., rating and ranking organizations, financial printers, pricing information vendors and other research firms) for legitimate business purposes. Disclosure is conditioned on receipt of a written confidentiality agreement, including an agreement not to trade on the basis of the information disclosed. The portfolio holdings may be disclosed to such third parties on an as-needed basis and such disclosure must be authorized by the President and Chief Executive Officer, Chief Compliance Officer, Chief Financial Officer, secretary, assistant secretary, treasurer or assistant treasurer of the Fund after the receipt of an executed confidentiality agreement. Under these circumstances, the Fund’s portfolio holdings may be disclosed, without limitation, to the following third parties: Bloomberg, Broadridge, Inc., Donnelley Financial Solutions, ICE Data Services, Institutional Shareholder Services, Inc., Investment Company Institute, Eze Software Group, Moody’s, S&P, Refinitiv, Factset, Morningstar and MSCI. The third parties listed are as of December 31, 2021 and are subject to change.

2. Each Fund’s portfolio holdings may also be disclosed between and among each Fund’s Advisor, Subadvisors (if applicable), Distributor (as defined below), administrator, co-administrator, custodian, independent registered public accounting firm and outside legal counsel for legitimate business purposes within the scope of their official duties and responsibilities, subject to their continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics and the Inside Information Policies and Procedures applicable to the Advisor, Distributor and administrator, and as imposed on the other parties by agreement or under applicable laws, rules and regulations.

3. Each Fund’s Advisor, Subadvisors (if applicable), administrator, co-administrator or custodian may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with such broker-dealers, subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning a Fund’s portfolio holdings.

4. Each Fund may provide certain information (other than complete portfolio holdings) related to its portfolio holdings or derived from its portfolio holdings to the media so long as the Funds’ Chief Compliance Officer, or his or her designated representative, determines that the Fund has a legitimate business purpose for disclosing the information and the dissemination cannot be reasonably seen to give the recipient of such information an advantage in trading Fund shares or in any other way harm the Fund or its shareholders. Such information may include a small number of portfolio holdings (including information that the Fund no longer holds a particular security) or general information about the Fund’s portfolio holdings that cannot be used to determine the Fund’s portfolio holdings or any portion thereof. Information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the Fund or is contrary to applicable law.

5. Fund portfolio holdings may also be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with a lawsuit, or (3) as required by court order.

6. In certain circumstances, Cohen & Steers may provide Fund portfolio holdings information on an accelerated basis outside of an ongoing arrangement. For example, from time to time Cohen & Steers may receive requests for proposals (“RFPs”) from consultants or potential clients that request information about a Fund’s holdings on an accelerated basis. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. The RFP will include a confidentiality legend stating that the information contained in the RFP is confidential and the recipient agrees not to trade on such information. Any information will only be provided in cases where Cohen & Steers has reason to believe that the data will be used only for legitimate business purposes.

7. Cohen & Steers occasionally may work with a transition manager to move a large account into or out of a Fund. To reduce the impact to the Fund, such transactions may be conducted on an in-kind basis using shares of portfolio securities rather than cash. Cohen & Steers may provide accelerated portfolio holdings disclosure to the transition manager with little or no lag time to facilitate such transactions, but only if the transition manager enters into an appropriate confidentiality agreement.

Each Fund may from time to time post portfolio holdings on the Cohen & Steers website on a more timely basis than 15 days after calendar quarter-end if warranted by market conditions or other circumstances.

INVESTMENT RESTRICTIONS

The investment objective(s) and the principal investment strategies and investment techniques of each Fund are described in each Fund’s Prospectus. Each Fund has also adopted certain investment restrictions limiting the following activities, except as specifically authorized.

FUNDAMENTAL POLICIES

The following restrictions have been adopted as fundamental policies by the Funds, as specified below. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as defined under the 1940 Act, to mean the lesser of (1) 67% or more of the shares present at a meeting of shareholders of a Fund, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of a Fund.

Borrowing

For each Fund (other than Global Realty Shares and Real Assets Fund): The Fund may not borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made.

For Global Realty Shares: The Fund may not borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund’s total assets.

For Real Assets Fund: The Fund may borrow money to the extent permitted by the 1940 Act, which provides that the Fund may borrow from a bank provided that immediately after any such borrowing, total assets (including the amount borrowed) less liabilities other than debt obligations represent at least 300% of outstanding debt obligations.

Senior Securities

For each Fund (other than Realty Shares): The Fund may not issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction.

For Realty Shares: The Fund may not issue any senior securities, except to the extent permitted by the 1940 Act.

Underwriting

For each Fund (other than Realty Shares): The Fund may not act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities.

For Realty Shares: The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

Real Estate

For Global Realty Shares and Real Estate Securities Fund: The Fund may not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, Institutional Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Real Assets Fund: The Fund may not purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages acquired on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

For Realty Shares: The Fund may not purchase or sell real estate, except that the Fund may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities.

Commodities and Commodity Futures Contracts:

For purposes of the investment restrictions below, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity futures contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity futures contracts for purposes of the below restrictions.

For each Fund (other than MLP & Energy Opportunity Fund and Real Assets Fund): The Fund may not purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments.

For MLP & Energy Opportunity Fund: The Fund may purchase and sell commodities or commodity contracts, including futures contracts, to the maximum extent permitted by applicable law.

For Real Assets Fund: The Fund may purchase and sell commodities to the maximum extent permitted by applicable law.

Lending

For each Fund: The Fund may not make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.

Concentration

For purposes of determining compliance with the investment restrictions below, the Advisor uses a customized set of industry sectors for classifying securities based on classifications developed by third party providers. The set of industry sectors used by the Advisor with respect to a particular Fund may change over time and without notice to investors, and in certain cases, may differ from the set of industry sectors used by the Advisor with respect to other Funds. In addition, to the extent that any Fund listed below invests in securities of other open- or closed-end investment companies, including ETFs, that Fund will consider the investments of those underlying open- and closed-end investment companies, to the extent known by the Fund, in determining whether the Fund is concentrated in a particular industry.

For Alternative Income Fund: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry. This limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

For Global Infrastructure Fund: The Fund may not invest more than 25% of its net assets in securities of issuers in any one industry, except for securities in infrastructure companies.

For International Realty Fund: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in securities of companies engaged in the real estate industry and provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

For Institutional Realty Shares: The Fund may not, with the exception of the real estate industry, invest more than 25% of its total assets in any one industry or group of industries.

For MLP & Energy Opportunity Fund: The Fund may not invest more than 25% of its total assets in securities of issuers in any one industry except that the Fund will, under normal circumstances, invest more than 25% of its assets in the energy industry and may invest to an unlimited degree in securities issued or guaranteed by the United States government or by its agencies or instrumentalities.

For Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund and Preferred Securities and Income Fund: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in securities of companies engaged in the financials sector and provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

For Real Assets Fund: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its net assets in investments offering exposure to real assets, which includes commodities, natural resources, precious metals, real estate and infrastructure and provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

For Realty Shares: The Fund may not purchase or sell real estate, except that the Fund may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities

For Global Realty Shares: The Fund will concentrate more than 25% of its net assets in securities of issuers in real estate or related industries. The Fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of its investment objective and its policy on industry concentration. This concentration policy will not limit the Fund’s purchase of obligations issued by the U.S. government and its agencies or instrumentalities, or cash equivalents (which will not be used to concentrate investments in a single industry other than real estate).

ADDITIONAL FUNDAMENTAL POLICIES

For Realty Shares only: In addition to the fundamental policies noted above, Realty Shares has adopted the following investment restrictions as fundamental policies. Realty Shares may not:

1. Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time.

2. Invest in interests in oil, gas, or other mineral exploration or development programs.

3. Participate on a joint or joint and several basis in any securities trading account.

4. Invest in companies for the purpose of exercising control.

5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

6. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings in an amount not exceeding 10% of the value of the Fund’s total assets.

NON-FUNDAMENTAL POLICIES

The following investment restrictions have been adopted as non-fundamental policies by the Funds, as specified below. They may be changed at any time by vote of a majority of the Board of Directors of an applicable Fund.

Other Investment Companies

For each Fund: The Fund may not acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction.

Short Sales

For each Fund (other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Preferred Securities and Income Fund, Real Assets Fund, Alternative Income Fund and Realty Shares): The Fund may not make short sales whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund; provided that the Fund maintains collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), such restrictions shall not apply.

Options

For each Fund (other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund): The Fund may not invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes, provided that (i) the securities underlying such options are within the investment policies of the Fund; (ii) at the time of such investment, the value of the aggregate premiums paid for such securities does not exceed 5% of the Fund’s total assets; and (iii) the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets.

Oil, Gas and Minerals

For each Fund (other than Institutional Realty Shares, MLP & Energy Opportunity Fund, Alternative Income Fund, Real Assets Fund and Realty Shares): The Fund may not invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

Pledging, Mortgaging or Hypothecation of Assets

For each Fund (other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund, Realty Shares and Real Assets Fund): The Fund may not pledge, mortgage or hypothecate its assets except in connection with permitted borrowings. For the avoidance of doubt, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a pledge, mortgage or hypothecation of assets.

Purchasing Securities on Margin

For each Fund (other than Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund, Alternative Income Fund, Preferred Securities and Income Fund, Real Assets Fund and Realty Shares): The Fund may not purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

MANAGEMENT OF THE FUNDS

The business and affairs of each Fund are managed under the direction of its Board of Directors. Each Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Advisor, subadvisors, administrator, co-administrator, custodian and DST Asset Manager Solutions, Inc. (the “Transfer Agent”). The Boards of Directors of Alternative Income Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Real Assets Fund and MLP & Energy Opportunity Fund also approve agreements with Cohen & Steers Asia Limited (“CNS Asia”) and Cohen & Steers UK Limited (“CNS UK”), the investment sub-advisors for those respective Funds (each of CNS Asia and CNS UK are referred to in this SAI as a “Subadvisor” and collectively as the “Subadvisors”). The management of each Fund’s day-to-day operations is delegated to its officers, the Advisor, the Subadvisors (if applicable), the administrator and co-administrator, and Transfer Agent, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors. The Directors and officers of each Fund and their principal occupations during at least the past five years are set forth below. Each such Director and officer is also a Director or officer of some or all of the twenty one funds in the Cohen & Steers Fund Complex.

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
Interested Directors(4)
Joseph M. Harvey(5) 1963	Director and Chairman	Until Next Election of Directors	President of the Advisor since 2003 and President(8) of CNS since 2004. Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	21	Since 2014

Adam M. Derechin(6) 1964	Director	Until Next Election of Directors	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	21	Since 2021

Independent Directors
Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993

(table continued from previous page)

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
Dean A. Junkans 1959	Director	Until Next Election of Directors	Chartered Financial Analyst; Advisor to SigFig (a registered investment advisor) since July, 2018; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly, Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015

(table continued from previous page)

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from 2012 to 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; member, Board of Trustees of AICPA Foundation from 2015 to 2020; board member and Audit Committee Chairman of inTEST Corporation since 2020.	21	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	21	Since 2015

(table continued from previous page)

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)	Length of Time Served(3)
Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; formerly at Bessemer Trust Company from 1999 to 2014; prior thereto, held investment positions at Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017

Ramona Rogers-Windsor(7) 1960	Director	Until Next Election of Directors	Member, Capital Southwest Board of Directors since March 2021; member, Thomas Jefferson University Board of Trustees since 2020; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	21	Since 2021

(1)	The address for each Director is 280 Park Avenue, New York, NY 10017.
(2)	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
(3)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
(4)	“Interested persons,” as defined in the 1940 Act, on the basis of their affiliation with the Advisor (“Interested Directors”).
(5)

Robert H. Steers resigned from the Funds’ Board of Directors and role as Chairman, effective December 7, 2021. The Board of Directors has appointed Joseph M. Harvey to succeed Mr. Steers as Chairman, effective December 7, 2021.

(6)	Mr. Derechin was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on December 7, 2021.
(7)	Ms. Rogers-Windsor was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on March 8, 2021.
(8)	Effective March 1, 2022, Joseph M. Harvey will be appointed Chief Executive Officer of CNS.

Each Director, except Mses. Richards and Rogers-Windsor, and Mr. Derechin, who were appointed to the Board in September 2017, March 2021, and December 2021, respectively, has been a Director of the funds in the Cohen & Steers Fund Complex for at least five years. Additional information follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Independent Director possesses which the Board believes has prepared him or her to be an effective Director.

•

Michael G. Clark—In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Clark has served as the Cohen & Steers Fund Complex’s lead Independent Director since January 2018, acting as liaison between the Boards and the Independent Directors. Mr. Clark has also served as the Chairman of the Boards’ Dividend Committee since January 2018. Prior to becoming a Director of the Cohen & Steers funds, Mr. Clark served as President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management for over 5 years. Prior to that, he held senior management positions at Merrill Lynch Investment Managers and Merrill Lynch Asset Management, and prior thereto, was an auditor at Merrill Lynch & Co. and Deloitte & Touche. He has over 25 years of investment management and financial services industry experience and is a Certified Public Accountant and a Chartered Financial Analyst charterholder.

•

George Grossman—In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Grossman has practiced commercial and residential real estate law, real estate development, zoning and complex financing for over 30 years, managing his own law firm. Mr. Grossman also serves as the Chairman of the Boards’ Contract Review Committee, coordinating the information presented to the Boards in connection with the renewal of each Fund’s management contracts as well as interacting with the independent third-party service provider.

•

Dean A. Junkans—In addition to his tenure as a Director of the Cohen & Steers funds, Mr. Junkans has served as the Chairman of the Boards’ Governance Committee since 2018, acting as liaison between the Boards and the Investment Company Institute. Currently, Mr. Junkans also serves as an Advisor to SigFig (a registered investment advisor) since July 2018. Prior to becoming a Director of the Cohen & Steers funds, Mr. Junkans was Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014. He was a member and Chair of the Claritas Advisory Committee at the CFA Institute from 2013 to 2015, and is also a board member and Investment Committee member of Bethel University Foundation. He was a member of the Board of Governors of the University of Wisconsin Foundation, River Falls, from 1996 to 2004, and is a U.S. Army Veteran.

•

Gerald J. Maginnis—Prior to becoming a Director of the Cohen & Steers funds, Mr. Maginnis was Partner in Charge of KPMG’s Audit Practice in Pennsylvania from 2002 to 2008, and served as KPMG’s Philadelphia Office Managing Partner from 2006 to 2015. He served as President of the Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015, and was a member of the Council of the American Institute of Certified Public Accounts (AICPA) from 2013 to 2017. He was a member of the Board of Directors of PICPA from 2012 to 2016 and has been a member of the Board of Trustees of the AICPA Foundation from 2015 to 2020. He has previously served on the boards of several non-profit organizations. Mr. Maginnis holds a BS from St. Joseph’s University, and is a Certified Public Accountant.

•

Jane F. Magpiong—Prior to becoming a Director of the Cohen & Steers funds, Ms. Magpiong was President of Bank of America Private Bank from 2005 to 2008, National Head of Wealth Management at TIAA-CREF from 2008 to 2011, and Senior Managing Director of Leadership Development at TIAA-CREF from 2011 to 2013. Ms. Magpiong has over 26 years of investment management experience, and has previously served on the boards of several charitable foundations. Ms. Magpiong holds a BA from the University of California at Santa Barbara and a Masters in Management from the University of Redlands.

•

Daphne L. Richards—In addition to her tenure as a Director of the Cohen & Steers Funds, Ms. Richards serves as an Independent Director of Cartica Management, LLC since 2015. She is also a Member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015, a Member of the Advisory Board of Northeast Dutchess Fund since 2016, a Member of the “100 Women in Finance” Global Association Board and Chair of its Advisory Council since 2012, and is the President and CIO of Ledge Harbor Management since 2016. Previously, Ms. Richards worked at Bessemer Trust Company from 1999 to 2014. Prior thereto, Ms. Richards held investment positions at Frank Russell Company from 1996 to1999, Union Bank of Switzerland from 1993 to 1996, Credit Suisse from 1990 to 1993, and Hambros International Venture Capital Fund from 1988 to 1989.

•

Ramona Rogers-Windsor—In addition to serving as a Director of the Cohen & Steers funds, Ms. Rogers-Windsor serves as a member of the Capital Southwest Board of Directors since March 2021 and a member of the Thomas Jefferson University Board of Trustees since December 2020. Previously, Ms. Rogers-Windsor spent over 23 years in investment management with Northwestern Mutual Investment Company, LLC, most recently as Managing Director and Portfolio Manager. Prior to that, Ms. Rogers-Windsor served as a financial officer with Northwestern Mutual Life. Ms. Rogers-Windsor has over 38 years of experience across multiple segments of the financial services industry and has previously served on the boards of several non-profit organizations. Ms. Rogers-Windsor holds a BS in Accounting from Marquette University and is a Certified Public Accountant and a Chartered Financial Analyst charterholder.

The Boards believe that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Boards believe that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Boards believe that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Boards of the Funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Boards’ Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting Director candidates.

To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Advisor, and also may benefit from information provided by the Funds’ and the Advisor’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. Each Board and its committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of a Fund’s directors not be “interested persons” (as defined in the 1940 Act) of the Fund and, as such, not affiliated with the Advisor (“Independent Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, over 75% of the Fund’s Directors are Independent Directors. The Chairman of the Boards is an interested person of the Funds, and the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel. Each Board has determined that its leadership structure, in which the Independent Directors have designated Michael G. Clark as lead Independent Director to function as described above, is appropriate in light of the services that the Advisor and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships.

Officers of the Funds. The officers of the Funds (other than Messrs. Harvey and Derechin, whose biographies are provided above) their addresses, their years of birth, and their principal occupations for at least the past five years are set forth below.

ALL FUNDS

Name, Address(1) and Year of Birth	Position(s) Held with the Funds(2)	Principal Occupation During at Least the Past Five Years	Length of Time Served(3)

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015.	2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of the Advisor since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, Vice President and Chief Compliance Officer of Weiss Multi-Strategy Advisers LLC since 2011.	2019

LOW DURATION PREFERRED AND INCOME FUND, PREFERRED SECURITIES AND INCOME SMA SHARES AND PREFERRED SECURITIES AND INCOME FUND

Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)

William F. Scapell 1967	Vice President	Executive Vice President of the Advisor since 2014 and prior to that, Senior Vice President of the Advisor since 2003.	2003

Elaine Zaharis-Nikas 1973	Vice President	Senior Vice President of the Advisor since 2014. Prior to that, Vice President of the Advisor since 2005.	2015

ALTERNATIVE INCOME FUND

Name, Address(1) and Year of Birth	Position(s) Held with the Funds(2)	Principal Occupation During Past Five Years	Length of Time Served(3)

Jon Cheigh 1972	Vice President	Chief Investment Officer of the Advisor since 2019 and Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2007.	2007

Vincent L. Childers 1976	Vice President	Senior Vice President of the Advisor since 2013. Prior to that, portfolio manager for real asset strategies at AllianceBernstein.	2013

MLP & ENERGY OPPORTUNITY FUND

Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)

Benjamin Morton 1974	Vice President	Executive Vice President of the Advisor since 2019. Prior to that, Senior Vice President of the Advisor since 2010 and Vice President of the Advisor since 2005.	2013

Tyler S. Rosenlicht 1985	Vice President	Senior Vice President of the Advisor since 2018. Prior to that, Vice President of the Advisor since 2015 and an Analyst of the Advisor since 2012.	2015

GLOBAL INFRASTRUCTURE FUND

Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)

Benjamin Morton 1974	Vice President	Executive Vice President of CSCM since 2019. Prior to that, Senior Vice President of CSCM since 2010.	2013

Tyler S. Rosenlicht 1985	Vice President	Senior Vice President of CSCM since 2018. Prior to that, Vice President of CSCM since 2015.	2015

Christopher Rhine 1979	Vice President	Senior Vice President of CSCM since 2012.	2017

Thuy Quynh Dang 1979	Vice President	Vice President of CSCM since 2011.	2022

GLOBAL REALTY SHARES AND INTERNATIONAL REALTY FUND

Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)

Jon Cheigh 1972	Vice President	Chief Investment Officer of the Advisor since 2019, and Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2007.	2007

REAL ASSETS FUND

Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)

Vincent L. Childers 1976	Vice President	Senior Vice President of the Advisor since 2013. Prior to that, portfolio manager for real asset strategies at AllianceBernstein.	2013

Yigal D. Jhirad 1964	Vice President	Senior Vice President of the Advisor since 2007.	2007

Jon Cheigh 1972	Vice President	Chief Investment Officer of the Advisor since 2019 and Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2007.	2007

Benjamin Ross 1971	Vice President	Senior Vice President of the Advisor since 2013. Prior to that, co-portfolio manager of the Active Commodities strategy at GE Asset Management since its 2006 inception.	2013

William F. Scapell 1967	Vice President	Executive Vice President of the Advisor since 2014 and prior to that, Senior Vice President of the Advisor since 2003.	2003

Jason Yablon 1979	Vice President	Executive Vice President of the Advisor since 2022. Prior to that, Senior Vice President of the Advisor since 2014 and Vice President of the Advisor since 2008.	2012

INSTITUTIONAL REALTY SHARES AND REALTY SHARES

Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)

Jon Cheigh 1972	Vice President	Chief Investment Officer of the Advisor since 2019 and Executive Vice President of the Advisor since 2012. Prior to that, Senior Vice President of the Advisor since 2007.	2007

Jason Yablon 1979	Vice President	Executive Vice President of the Advisor since 2022. Prior to that, Senior Vice President of the Advisor since 2014 and Vice President of the Advisor since 2008.	2012

Mathew Kirschner 1979	Vice President	Senior Vice President of the Advisor since 2019. Prior to that, Vice President of the Advisor since 2010.	2020

REAL ESTATE SECURITIES FUND

Name, Address(1) and Year of Birth	Position(s) Held with Fund(2)	Principal Occupation During Past Five Years	Length of Time Served(3)

Yigal D. Jhirad 1964	Vice President	Senior Vice President of the Advisor since 2007.	2007

Jason Yablon 1979	Vice President	Executive Vice President of the Advisor since 2022. Prior to that, Senior Vice President of the Advisor since 2014 and Vice President of the Advisor since 2008.	2012

Mathew Kirschner 1979	Vice President	Senior Vice President of the Advisor since 2019. Prior to that, Vice President of the Advisor since 2010.	2020

(1)	The address for all officers is 280 Park Avenue, New York, NY 10017.
(2)	Each appointed by the Board of Directors and serves at the pleasure of the Board of Directors.
(3)	The length of time served represents the year in which the officer was first appointed to any Fund in the Cohen & Steers Fund Complex.

All of the officers of a Fund are officers or employees of the Advisor and its affiliates. Their affiliations with the Funds and with the Advisor are provided under their principal business occupations.

The following table provides information concerning the dollar range of each Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex, each as of December 31, 2021.

A—None

B—$1-$10,000

C—$10,001-$50,000

D—$50,001-$100,000

E—Over $100,000

	Low Duration Preferred and Income Fund	Alternative Income Fund	Preferred Securities and Income SMA Shares	MLP & Energy Opportunity Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Realty Shares	International Realty Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex(1)
Joseph M. Harvey	A	A	A	A	A	A	E	A	A	E	A	A	E
Adam M. Derechin(2)	E	E	A	A	A	A	E	A	A	E	A	A	E
Michael G. Clark	C	C	A	C	C	C	A	C	C	C	C	A	E
Gerald J. Maginnis	C	C	A	C	C	C	C	C	C	C	C	C	E
George Grossman	A	A	A	A	A	C	A	A	A	A	D	D	E
Dean A. Junkans	E	A	A	D	A	A	A	A	E	A	A	D	E
Jane F. Magpiong	C	B	A	B	C	B	A	A	E	C	A	E	E
Daphne L. Richards	A	A	A	A	A	A	A	A	E	A	A	E	E
Ramona Rogers-Windsor(3)	A	A	A	A	B	B	A	B	B	A	A	A	D

(1)	Aggregate dollar range includes ownership of 9 other Cohen & Steers closed-end funds.
(2)	Mr. Derechin was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on December 7, 2021.
(3)	Ms. Rogers-Windsor became a Director of each Fund in the Cohen & Steers Fund Complex on March 8, 2021.

Conflicts of Interest. No Independent Director and none of their immediate family members, owns any securities issued by the Advisor or the Distributor, or any person or entity (other than a Fund and other funds in the Cohen & Steers Fund Complex) directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.

BOARD’S ROLE IN FUND GOVERNANCE

Committees. Each Fund’s Board of Directors has five standing committees, the Audit Committee, the Nominating Committee, the Contract Review Committee, the Governance Committee and the Dividend Committee. Each Committee is composed solely of Independent Directors. All of the Independent Directors are members of the Nominating and Contract Review Committees. The members of the Governance Committees are Mses. Magpiong and Richards and Mr. Junkans. The members of the Audit Committees are Messrs. Clark, Grossman and Maginnis and Ms. Rogers-Windsor. Mr. Maginnis was elected to serve as Audit Committee Chair effective January 1, 2019. The members of the Dividend Committee are Mses. Magpiong and Rogers-Windsor and Messrs. Clark, Junkans and Maginnis.

For the fiscal years ended: (i) December 31, 2020 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares, and MLP & Energy Opportunity Fund; (ii) April 30, 2021 for Low Duration Preferred and Income Fund; (iii) October 31, 2021 for Alternative Income Fund and Preferred Securities and Income SMA Shares, Inc., and (iv) November 30, 2020 for MLP & Energy Opportunity Fund, the number of committee meetings was as follows:

	Contract Review Committee	Governance Committee	Nominating Committee	Audit Committee	Dividend Committee
Low Duration Preferred and Income Fund	2	4	0	3	3
Alternative Income Fund	2	4	0	3	2
Preferred Securities and Income SMA Shares	2	4	0	3	0
MLP & Energy Opportunity Fund	2	4	0	3	0
Global Infrastructure Fund	2	5	0	3	0
Global Realty Shares	2	5	0	3	0
Institutional Realty Shares	2	5	0	3	0
International Realty Fund	2	5	0	3	0
Preferred Securities and Income Fund	2	5	0	3	1
Real Assets Fund	2	5	0	3	0
Real Estate Securities Fund	2	5	0	3	0
Realty Shares	2	5	0	3	0

The function of each Audit Committee is to assist the Board of Directors in its oversight of the Fund’s financial reporting process. The functions of each Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the Director nominees for any future meeting of shareholders and to set any necessary standards or qualifications for service on the Board of Directors. Each Nominating Committee will consider nominees properly recommended by the Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to their Fund’s Secretary. The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Advisor and Subadvisors (if applicable) and to select third parties to provide evaluative reports and other information regarding the services provided by the Advisor to the Board. The main function of each Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. Each Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board committee. The main function of each Dividend Committee is to assist the Board in the oversight of the Funds’ process for determining distributions.

Board’s Oversight Role in Management. Each Board’s role in management of each Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily the Advisor and its affiliates, are responsible for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the lead Independent Director, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and the Advisor’s Chief Compliance Officer and portfolio management personnel. Each Board’s Audit Committee meets during its scheduled meetings, and between meetings the audit committee chair maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Treasurer and Chief Financial Officer. Each Board also receives periodic presentations from senior personnel of the Advisor or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. Each Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Advisor and certain service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks to the Funds. Each Board also receives reports from counsel to the Funds and the Advisor and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. Each Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

The following table sets forth information regarding compensation of the Directors and certain officers by the Funds as of the date of this SAI for the calendar year ended December 31, 2021. Officers of the Funds and Interested Directors do not receive any compensation from any Fund or any other fund in the Cohen & Steers Fund Complex, except for the Chief Compliance Officer, who receives less than $60,000 from any one Fund, except Preferred Securities and Income Fund. The Independent Directors are paid an annual base retainer of $173,500, paid quarterly, and a $10,000 per meeting fee per quarter ($40,000 annually). Such fees are allocated over the Cohen & Steers Fund Complex based on average net assets of each fund. Prior to January 1, 2022, the Independent Directors’ base retainer was $155,000. Independent Directors are also reimbursed their out-of-pocket expenses in connection with attendance at Board and Committee meetings. The Audit Committee Chairman is paid $30,000 per year in the aggregate for his service as Chairman of the Audit Committees of the Cohen & Steers Fund Complex. Prior to January 1, 2022, the Audit Committee Chairman was paid $25,000. The Contract Review and Governance Committee Chairman are each paid $20,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex. The Chairman of the Dividend Committee is not paid. The Nominating Committee Chairperson is paid $20,000 per year, to the extent a Board seat will be filled in that year and potential Board candidates are being interviewed and considered, for his work in connection with the Cohen & Steers Fund Complex. The Lead Independent Director is paid $65,000 per year in the aggregate for his service as lead Independent Trustee of the Cohen & Steers Fund Complex. Prior to January 1, 2022, the lead Independent Director was paid $50,000 per year in the aggregate for his service as lead Independent Director. Directors also may be paid additional compensation for services related to the Board or its committees, as approved by the Board. The column headed “Total Compensation Paid to Director or Officer by Fund Complex,” represents the compensation paid by the twenty funds that each Director served in the Fund Complex during the calendar year ended December 31, 2021. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Name of Person, Position	Low Duration Preferred and Income Fund	Alternative Income Fund	Preferred Securities and Income SMA Shares	MLP & Energy Opportunity Fund	Global Infrastructure Fund	Global Realty Shares	Institutional Realty Shares	International Realty Fund	Preferred Securities and Income Fund	Real Assets Fund	Real Estate Securities Fund	Realty Shares	Total Compensation Paid to Director or Officer by Fund Complex(1)
Michael G. Clark, Director, Lead Independent Director, Dividend Committee Chairman and Nominating Committee Chairman	$13,273	$375	$1,691	$497	$3,327	$9,014	$28,406	$3,354	$61,657	$1,153	$38,047	$37,467	$245,000
Adam M. Derechin,(2) Director	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
George Grossman, Director and Contract Review Committee Chairman	$11,647	$329	$1,484	$436	$2,920	$7,910	$24,928	$2,943	$54,107	$1,012	$33,388	$32,879	$215,000
Joseph M. Harvey,(2) Chairman and Director	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Dean A. Junkans, Director and Governance Committee Chairman	$11,647	$329	$1,484	$436	$2,920	$7,910	$24,928	$2,943	$54,107	$1,012	$33,388	$32,879	$215,000
Gerald J. Maginnis, Director and Audit Committee Chairman	$11,918	$337	$1,519	$446	$2,988	$8,094	$25,508	$3,012	$55,365	$1,035	$34,164	$33,644	$220,000
Jane F. Magpiong, Director	$10,564	$299	$1,346	$396	$2,648	$7,175	$22,609	$2,669	$49,074	$918	$30,282	$29,821	$195,000
Daphne L. Richards, Director	$10,564	$299	$1,346	$396	$2,648	$7,175	$22,609	$2,669	$49,074	$918	$30,282	$29,821	$195,000
Ramona Rogers-Windsor, Director(3)	$10,649	$300	$1,342	$396	$2,676	$7,232	$22,846	$2,670	$48,599	$927	$30,413	$29,866	$195,000
Robert H. Steers,, Director and Chairman(4)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
C Edward Ward, Jr., Director(5)	$10,564	$299	$1,346	$396	$2,648	$7,175	$22,609	$2,669	$49,074	$918	$30,282	$29,821	$195,000
Chief Compliance Officer	$12,710	$353	$1,594	$464	$3,227	$8,650	$27,522	$3,094	$57,807	$1,144	$36,138	$35,744	$237,346

(1)	Total Compensation includes compensation paid by 9 other Cohen & Steers closed-end funds.
(2)	Interested Director. Mr. Derechin was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on December 7, 2021.
(3)	Ms. Rogers-Windsor was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on March 8, 2021.
(4)

Robert H. Steers resigned from the Funds’ Board of Directors and role as Chairman, effective December 7, 2021. The Board of Directors has appointed Joseph M. Harvey to succeed Mr. Steers as Chairman, effective December 7, 2021.

(5)	C. Edward Ward, Jr. retired from the Board of Directors on December 31, 2021 pursuant to the Fund’s mandatory retirement policy.

PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of any class of outstanding shares of a Fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Advisor. Certain of the investors below are believed to hold the indicated shares as nominee.

Additionally, the Advisor or an affiliate of the Advisor (the “seed investor”) may provide initial funding to or otherwise invest in a Fund. A seed investor may redeem its investment in a Fund at any time and without prior notice, which could adversely affect a Fund and its shareholders, such as by causing the Fund to realize taxable gains that will be distributed to other shareholders, and increasing Fund transaction costs and expense ratios.

As of the dates indicated below, the following principal holders owned 5% or more of a Class of shares of each Fund. Such ownership may be beneficially held by individuals or entities other than the owner listed.

Low Duration Preferred and Income Fund (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	33.42%
For the Exclusive Benefit to its Customers	C	19.66%
1 New York Plaza	I	17.98%
Floor 12	R	96.99%
New York, NY 10004-1932

Wells Fargo Clearing Services	A	8.40%
Special Custody Account For Exclusive Benefit of Our Customers	C	15.58%
2801 Market Street	I	8.17%
St. Louis, MO 63103-2523

Charles Schwab & Co., Inc.	A	10.04%
Special Custody A/C FBO Customers	C	7.87%
Attn: Mutual Funds	I	10.76%
211 Main Street
San Francisco, CA 94105-1905

UBS WM USA	C	6.96%
Omni Account M/F	I	7.02%
SPEC CDY A/C EBOC UBSFSI
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

Pershing LLC	A	6.74%
1 Pershing Plaza
Jersey City, NJ 07399-0002

Name and Address	Fund Classes	Percentage of Total Shares Held
Merrill Lynch	A	21.77%
For Exclusive Benefit of Our Customers	C	31.99%
4800 Deer Lake Drive East	I	19.55%
2nd Floor
Jacksonville, FL 32246-6484

Raymond James	C	8.34%
Omnibus for Mutual Funds
House Account
880 Carillon Parkway
St. Petersburg, FL 33716-1100

JP Morgan Securities LLC	F	98.61%
Omnibus for the Exclusives Benefits of Customers Mutual Fund Department
4 Chase Metrotech Center, Floor 3
Brooklyn, NY 11245-0003

National Financial Services LLC	I	11.85%
FBO Exclusive Customers
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

TD Ameritrade FBO	Z	22.28%
TD Ameritrade Clearing Custodian
P.O. Box 5567
Pinehurst, NC 28374-5567

TD Ameritrade FBO	Z	23.54%
TOD
3505 Henrietta Hartford Rd.
Mount Pleasant, SC 29466-7004

TD Ameritrade FBO	Z	6.91%
Nigel L. Bowers & Sharon J. Bowers TEN COM
282 S. Plaza CT
Mount Pleasant, SC 29464-6302

TD Ameritrade FBO	Z	6.70%
TD Ameritrade Clearing Custodian
John S. Scott Rollover IRA
6061 Crabtree RD
Columbia, SC 29206-4305

Alternative Income Fund (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Pershing LLC	A	9.98%
1 Pershing Plaza	C	7.53%
Jersey City, NJ 07399-0002	I	25.63%

Wells Fargo Clearing Services LLC	A	9.26%
Special Custody Account	C	22.71%
For the Exclusive Benefit of the Customer	I	13.79%
2801 Market Street
Saint Louis, MO 63103-2523

Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	A	14.48%
Special Custody A/C FBO Customers	C	19.00%
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

UBS WM USA	A	5.61%
Omni Account M/F	C	25.74%
SPEC CDY A/C EBOC UBSFSI	I	22.95%
1000 Harbor Blvd. Fl 5	R	93.00%
Weehawken, NJ 07086-6761

Merrill Lynch	A	29.69%
For Exclusive Benefit of Our Customers
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

Raymond James	C	16.09%
Omnibus for Mutual Funds
House Account
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Charles Schwab & Co., Inc.	A	5.62%
Reinvest Account	I	17.82%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

LPL Financial	C	5.94%
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

Cohen & Steers Capital Management Inc.	R	7.00%
Attn: Jim McAdams	Z	7.59%
280 Park Avenue, Fl 10
New York, NY 10017-1216

TD Ameritrade Clearing, Inc.	Z	92.41%
For the Exclusive Benefit of Our Customers
P.O. Box 2226
Omaha, NE 68103-2226

Preferred Securities and Income SMA Shares (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney LLC	N/A	45.63%
For the Exclusive Benefit of its Customers
1 New York Plaza
Floor 12
New York, NY 10004-1932

Name and Address	Fund Classes	Percentage of Total Shares Held
Wells Fargo Clearing Services LLC	N/A	27.74%
Special Custody Account
For the Exclusive Benefit of the Customer
2801 Market Street
Saint Louis, MO 63103-2523

Merrill Lynch	N/A	22.44%
For the Exclusive Benefit of Our Customers
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

MLP & Energy Opportunity Fund (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	40.80%
For the Exclusive Benefit of its Customers	C	24.61%
1 New York Plaza	I	16.99%
Floor 12
New York, NY 10004-1932

Pershing LLC	C	42.02%
1 Pershing Plaza
Jersey City, NJ 07399-0002

UBS WM USA	A	10.91%
Omni Account M/F	C	7.66%
SPEC CDY A/C EBOC UBSFSI	I	7.79%
1000 Harbor Blvd. Fl 5	R	41.02%
Weehawken, NJ 07086-6761	Z	6.61%

Merrill Lynch	A	13.25%
For the Exclusive Benefit of Our Customers	C	20.00%
4800 Deer Lake Drive East	I	18.62%
2nd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	A	7.06%
Reinvest Account	I	17.15%
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

National Financial Services LLC	I	8.24%
FBO Exclusive Customers	R	13.01%
Attn Mutual Funds Dept.	Z	17.53%
499 Washington Blvd
Jersey City, NJ 07310-1995

Raymond James	I	12.11%
Omnibus for Mutual Funds
House Account
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	I	9.73%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

TD Ameritrade Clearing, Inc.	Z	7.47%
For the Exclusive Benefit of Our Customers
P.O. Box 2226
Omaha, NE 68103-2226

Matrix Trust Company Customer FBO	R	8.54%
Current Media Partners LLC 401K
717 17th Street
Suite 1300
Denver, CO 80202-3304

Ascensus Trust Company	R	8.24%
Inglewood Physical Therapy, P.S 401
P.O. Box 10758
Fargo, ND 58106-0758

Great-West Trust Company LLC	Z	67.46%
FBO Employee Benefits Clients 401K
8515 East Orchard Road 2T2
Greenwood Village, CO 80111-5002

Realty Shares (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	18.32%
For the Exclusive Benefit of its Customers	C	36.21%
1 New York Plaza	L	8.12%
Floor 12
New York, NY 10004-1932

Charles Schwab & Co., Inc.	A	16.56%
Reinvest Account	L	18.99%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Merrill Lynch	A	6.40%
For Exclusive Benefit of Our Customers	C	14.89%
4800 Deer Lake Drive East	I	10.54%
2nd Floor
Jacksonville, FL 32246-6484.

Raymond James	A	11.57%
Omnibus for Mutual Funds	C	13.85%
House Account	I	9.41%
880 Carillon Parkway
St. Petersburg, FL 33716-1100

Name and Address	Fund Classes	Percentage of Total Shares Held
Pershing LLC	I	17.58%
1 Pershing Plaza
Jersey City, NJ 07399-0002

Wells Fargo Clearing Services LLC	C	13.92%
Special Custody Account
For the Exclusive Benefit of the Customer
2801 Market Street
Saint Louis, MO 63103-2523

Charles Schwab & Co Inc.	I	11.49%
Special Custody A/C FBO Customers	Z	5.30%
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

National Financial Services LLC	I	23.97%
FBO Exclusive Customers	L	45.73%
Attn Mutual Funds Dept.	Z	41.03%
499 Washington Blvd
Jersey City, NJ 07310-1995

LPL Financial	I	5.46%
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

UBS WM USA	I	8.44%
Omni Account M/F
SPEC CDY A/C EBOC UBSFSI
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

07ND7Q97	R	9.74%
P.O. BOX 1090
Paris, TN 38242-1090

07ND84PC	R	25.90%
P.O. BOX 1090
Paris, TN 38242-1090

Wells Fargo Clearing Services LLC	Z	31.16%
Special Custody Account
For the Exclusive Benefit of the Customer
2801 Market Street
Saint Louis, MO 63103-2523

Institutional Realty Shares (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
National Financial Services LLC	N/A	20.41%
FBO Exclusive Customers
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

Name and Address	Fund Classes	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	N/A	29.85%
Reinvest Account
Attn: Mutual Funds
101Montgomery Street
San Francisco, CA 94101-4151

Real Estate Securities Fund (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	5.65%
For the Exclusive Benefit of its Customers	C	9.20%
1 New York Plaza
Floor 12
New York, NY 10004-1932

Nationwide Life Insurance Company	A	9.02%
DCVA
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029.

Charles Schwab & Co., Inc.	A	10.05%
Reinvest Account	I	21.00%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Nationwide Life Insurance Company	A	6.55%
NACO
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Merrill Lynch	A	9.68%
For Exclusive Benefit of Our Customers	C	8.31%
4800 Deer Lake Drive East	Z	6.32%
2nd Floor
Jacksonville, FL 32246-6484

John Hancock Life Insurance Co USA	A	6.02%
200 Berkeley St.
Boston, MA 02116-5023

Pershing LLC	C	9.30%
1 Pershing Plaza	I	31.44%
Jersey City, NJ 07399-0002

LPL Financial	C	6.62%
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

Name and Address	Fund Classes	Percentage of Total Shares Held
Wells Fargo Clearing Services LLC	C	30.44%
Special Custody Account
For the Exclusive Benefit of the Customer
2801 Market Street
Saint Louis, MO 63103-2523

Charles Schwab & Co., Inc.	C	6.18%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

UBS WM USA	C	5.42%
Omni Account M/F
SPEC CDY A/C EBOC UBSFSI
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

American Enterprise Investment Services	C	5.73%
707 2nd Ave. S.
Minneapolis, MN 55402-2405

Raymond James	C	5.47%
Omnibus for Mutual Funds
House Account
880 Carillon Parkway
St. Petersburg, FL 33716-1100

JP Morgan Securities LLC	F	86.38%
Omnibus for the Exclusives Benefits of Customers Mutual Fund Department
4 Chase Metrotech Center, Floor 3
Brooklyn, NY 11245-0003

National Financial Services LLC	I	13.67%
FBO Exclusive Customers	Z	19.32%
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

State Street Bank & Trust	R	7.85%
As Trustee and/or Custodian
FBO ADP Access Product
1 Lincoln Street
Boston, MA 02111-2900

Great-West Trust Company LLC	R	11.49%
FBO Employee Benefits Clients 401K	Z	6.31%
8515 East Orchard Road 2T2
Greenwood Village, CO 80111-5002

DCGT as TTEE and/or Custodian	R	15.50%
FBO PLIC Various Retirement Plans Omnibus	Z	5.12%
Attn: NPIO Trade Desk
711 High Street
Des Moines, IA 50392-0001

Global Realty Shares (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	16.38%
For the Exclusive Benefit of its Customers	C	28.25%
1 New York Plaza	I	23.24%
Floor 12
New York, NY 10004-1932

Wells Fargo Clearing Services LLC	A	7.12%
Special Custody Account	C	18.45%
For the Exclusive Benefit of the Customer
2801 Market Street
Saint Louis, MO 63103-2523

Great-West Trust Company LLC	A	9.36%
Recordkeeping for Large Benefit Plan
8525 E. Orchard Road
Greenwood Village, CO 80111-5002

Charles Schwab & Co., Inc.	A	19.22%
Reinvest Account	I	17.69%
Attn: Mutual Funds	Z	6.92%
101 Montgomery Street
San Francisco, CA 94101-4151

Merrill Lynch	A	14.44%
For Exclusive Benefit of Our Customers	C	12.34%
4800 Deer Lake Drive East	Z	27.48%
2nd Floor
Jacksonville, FL 32246-6484

LPL Financial	A	6.47%
Omnibus Customer Account	C	7.21%
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

Raymond James	C	10.89%
Omnibus for Mutual Funds
880 Carillon Pkwy
Jersey City, NJ 07399-0002

Charles Schwab & Co. Inc.	C	6.09%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main St.
San Francisco, CA 94105-1905

Pershing LLC	I	8.67%
1 Pershing Plaza
Jersey City, NJ 07399-0002.

Name and Address	Fund Classes	Percentage of Total Shares Held
National Financial Services LLC	I	20.07%
FBO Exclusive Customers	Z	16.29%
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

FIIOC FBO	R	8.86%
Into North America Inc. 401k Plan
100 MagellanWay #KW1C
Covington, KY 41015-1987

Matrix Trust Company Custodian FBO	R	6.40%
Kuerth’s Disposal, Inc. 401(k) Plan
717 17th Street, Suite 1300
Denver, CO 80202-3304

SEI Private Trust Compay	R	60.38%
C/O Trust ID 866
FBO Clinton Utilities Board Pen Plan
Attn Mutual Fund Admin
1 Freedom Valley Drive
Oaks, PA 19456-9989

Keybank NA	Z	9.31%
EBCI Governmental Retirement Plan PRI USD
P.O. Box 94871
Cleveland, OH 44101-4871

DCGT AS TTEE AND/OR CUST	Z	8.30%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 High Street
Des Moines, IA 50392-0001

Reliance Trust Company	Z	13.74%
FBO City of Livonia
P.O. Box 78446
Atlanta, GA 30357-2446

International Realty Fund (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	19.69%
For the Exclusive Benefit of its Customers	C	7.74%
1 New York Plaza
Floor 12
New York, NY 10004-1932

Wells Fargo Clearing Services LLC	A	10.17%
Special Custody Account	C	12.75%
For the Exclusive Benefit of the Customer
2801 Market Street
Saint Louis, MO 63103-2523

Name and Address	Fund Classes	Percentage of Total Shares Held

UBS WM USA	A	6.22%
Omni Account M/F	C	6.46%
SPEC CDY A/C EBOC UBSFSI	R	60.09%
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

Merrill Lynch	A	17.28%
For Exclusive Benefit of Our Customers	C	13.88%
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	A	8.39%
Reinvest Account	I	75.84%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

LPL Financial	C	5.94%
Omnibus Customer Account
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

Raymond James	C	30.35%
Omnibus for Mutual Funds
House Account
880 Carillon Parkway
St. Petersburg, FL 33716-1100

SEI Private Trust Compay	I	5.11%
C/O Rockland SWP
1 Freedom Valley Drive
Oaks, PA 19456-9989

Cohen & Steers Capital Management Inc.	R	17.70%
Attn: Jim McAdams	Z	11.37%
280 Park Avenue, Fl 10
New York, NY 10017-1216

State Street Bank and Trust	R	22.21%
As Trustee And/Or Custodian
FBO ADP Access Product
1 Lincoln St.
Boston, MA 02111-2900

The Trust Co of Knoxville, Trustee	Z	52.01%
Webnet Memphis, Inc. 401(K) PSP
4823 Old Kingston Pike
Suite 100
Knoxville, TN 37919-6499

Name and Address	Fund Classes	Percentage of Total Shares Held
Matrix Trust Company Cust. FBO	Z	32.66%
International Pacific
717 17th Street
Suite 1300
Denver, CO 80202-3304

Global Infrastructure Fund (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	8.68%
For the Exclusive Benefit of its Customers	C	17.77%
1 New York Plaza
Floor 12
New York, NY 10004-1932

Wells Fargo Clearing Services LLC	A	12.83%
Special Custody Account	C	13.46%
For the Exclusive Benefit of the Customer
2801 Market Street
Saint Louis, MO 63103-2523

UBS WM USA	C	5.75%
Omni Account M/F
SPEC CDY A/C EBOC UBSFSI
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

Charles Schwab & Co., Inc.	A	27.24%
Reinvest Account	I	21.11%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Merrill Lynch	A	22.40%
For Exclusive Benefit of Our Customers	C	20.04%
4800 Deer Lake Drive East	I	6.76%
2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC	C	7.40%
1 Pershing Plaza
Jersey City, NJ 07399-0002

American Enterprise Investment Services	C	15.00%
707 2nd Ave. S.
Minneapolis, MN 55402-2405

National Financial Services LLC	I	18.35%
FBO Exclusive Customers	Z	81.22%
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

Name and Address	Fund Classes	Percentage of Total Shares Held
Cohen & Steers Capital Management Inc.	R	100.00%
Attn: Jim McAdams
280 Park Avenue, Fl 10
New York, NY 10017-1216

Matrix Trust Company Custodian FBO	Z	9.80%
Salaried Retirement Plan of Finch
P.O. Box 52129
Phoenix, AZ 85072-2129

Preferred Securities and Income Fund (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	A	14.12%
For the Exclusive Benefit of its Customers	C	17.97%
1 New York Plaza	I	10.20%
Floor 12	R	14.73%
New York, NY 10004-196532

Wells Fargo Clearing Services LLC	A	10.45%
Special Custody Account	C	21.25%
For the Exclusive Benefit of the Customer	I	8.26%
2801 Market Street
Saint Louis, MO 63103-2523

Charles Schwab & Co., Inc.	C	6.76%
Special Custody A/C FBO Customers
Attn: Mutual Fund
211 Main Street
San Francisco, CA 94105-1905

Merrill Lynch	A	23.17%
For Exclusive Benefit of Our Customers	C	18.00%
4800 Deer Lake Drive East	I	17.22%
2nd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	A	17.40%
Reinvest Account	I	12.78%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Pershing LLC	C	5.73%
1 Pershing Plaza	I	5.96%
Jersey City, NJ 07399-0002

UBS WM USA	C	7.32%
Omni Account M/F	I	7.07%
SPEC CDY A/C EBOC UBSFSI	R	51.97%
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

Name and Address	Fund Classes	Percentage of Total Shares Held
Raymond James	C	6.38%
Omnibus for Mutual Funds
House Account
880 Carillon Parkway
St. Petersburg, FL 33716-1100

JP Morgan Securities LLC	F	60.36%
Omnibus for the Exclusives Benefits of Customers Mutual Fund Department
4 Chase Metrotech Center, Floor 3
Brooklyn, NY 11245-0003

Wells Fargo Bank NA FBO	F	31.84%
Omnibus Cash Cash
P.O. Box 1533
Minneapolis, MN 55480-1533

National Financial Services LLC	I	16.04%
FBO Exclusive Customers	Z	6.63%
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

TD Ameritrade Clearing, Inc.	R	10.09%
For the Exclusive Benefit of Our Customers
P.O. Box 2226
Omaha, NE 68103-2226

John Hancock Trust Company LLC	R	12.84%
690 Canton Street
Suite 100
Westwood, MA 02090-2324

AXOS Clearing LLC	R	8.51%
FBO #359
P.O. Box 6503
Englewood, CO 80155-6503

Wells Fargo Bank NA FBO	Z	44.52%
WFC CBP—Cohen & Steers
P.O. Box 1533
Minneapolis, MN 55480-1533

Ameritrade Inc.	Z	21.23%
For the Exclusive Benefit of Our Customers
P.O. Box 2226
Omaha, NE 68103-2226

AXOS Clearing LLC	Z	7.60%
FBO #817
P.O. Box 6503
Englewood, CO 80155-6503

Real Assets Fund (as of January 31, 2022)

Name and Address	Fund Classes	Percentage of Total Shares Held
RBC Capital Markets LLC	A	6.39%
Michael J. Silver TTEE
190 Carondelet PLZ
STE 600
Saint Louis, MO 63105-3433

Pershing LLC	C	13.14%
1 Pershing Plaza
Jersey City, NJ 07399-0002

Charles Schwab & Co., Inc.	A	14.67%
Special Custody A/C FBO Customers	I	23.76%
Attn: Mutual Fund
211 Main Street
San Francisco, CA 94105-1905

UBS WM USA	C	43.54%
Omni Account M/F	R	34.65%
SPEC CDY A/C EBOC UBSFSI
1000 Harbor Blvd. Fl 5
Weehawken, NJ 07086-6761

Charles Schwab & Co., Inc.	A	15.30%
Reinvest Account	I	19.86%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Merrill Lynch	A	45.17%
For Exclusive Benefit of Our Customers	C	18.83%
4800 Deer Lake Drive East	I	6.39%
2nd Floor
Jacksonville, FL 32246-6484

Raymond James	C	12.51%
Omnibus for Mutual Funds
House Account
880 Carillon Parkway
St. Petersburg, FL 33716-1100

National Financial Services LLC	I	32.35%
FBO Exclusive Customers
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

Wells Fargo Clearing Services LLC	R	41.87%
Special Custody Account
For the Exclusive Benefit of the Customer
2801 Market Street
Saint Louis, MO 63103-2523

Name and Address	Fund Classes	Percentage of Total Shares Held
Morgan Stanley Smith Barney	R	23.48%
For the Exclusive Benefit of its Customers
1 New York Plaza
Floor 12
New York, NY 10004-1932

PIMS/Prudential Retirement	Z	23.28%
As Nominee for the TTEE/Cust PL 763
One Centennial Square
Hadddonfield, NJ 08033-2454

Reliance Trust Company FBO	Z	29.99%
Prime Buch
PO Box 78446
Atlanta,GA 30357-2446

BANCMONT	Z	17.79%
FBO MFPAE
P.O. Box 2309
Great Falls, MT 59403-2309

BANCMONT	Z	17.91%
FBO MFPBA
P.O. Box 2309
Great Falls, MT 59403-2309

BANCMONT	Z	9.39%
FBO MFPCA
P.O. Box 2309
Great Falls, MT 59403-2309

As of the dates indicated below, the following principal holders owned 25% or more of the total outstanding shares of each Fund. Such ownership may be beneficially held by individuals or entities other than the owner listed.

Realty Shares (as of January 31, 2022)

Name and Address	Percentage of Total Shares Held
National Financial Services LLC	41.71%
FBO Exclusive Customers
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

Institutional Realty Shares (as of January 31, 2022)

Name and Address	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	30.25%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

International Realty Fund (as of July 30, 2021)

Name and Address	Percentage of Total Shares Held
Charles Schwab & Co., Inc.	70.87%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

Real Assets Fund (as of January 31, 2022)

Name and Address	Percentage of Total Shares Held
National Financial Services LLC	30.46%
FBO Exclusive Customers
Attn Mutual Funds Dept.
499 Washington Blvd
Jersey City, NJ 07310-1995

Charles Schwab & Co., Inc.	41.84%
Special Custody A/C FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

MANAGEMENT OWNERSHIP

As of January 31, 2022, the Directors and officers as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund, except as shown in the following table:

Name and Address	Fund Classes	Percentage Owned by Directors and Officers
Real Assets Fund	I	1.26%

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISOR

Cohen & Steers Capital Management, Inc., a registered investment advisor, located at 280 Park Avenue, New York, New York 10017, is the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of CNS, a publicly traded company whose shares are listed on the NYSE under the symbol “CNS.” As of December 31, 2021, the Advisor managed approximately $106.6 billion in assets.

The Advisor was formed in 1986 and its current clients include pension plans of leading corporations, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds.

Pursuant to investment advisory agreements (each, an “Investment Advisory Agreement”) with each of Preferred Securities and Income SMA Shares, Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund, Realty Shares and MLP & Energy Opportunity, and an investment management agreement (an “Investment Management

Agreement”) with Institutional Realty Shares, the Advisor furnishes a continuous investment program for each Fund’s portfolio, and has overall responsibility for directing the investments of each Fund in accordance with each Funds’ investment objective, policies and limitations, subject to the general supervision of the Board of Directors of each Fund. With respect to Alternative Income Fund, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Real Assets Fund and MLP & Energy Opportunity Fund, the Advisor is also responsible for supervising the Subadvisors.

Except with respect to Preferred Securities and Income SMA Shares, under each Investment Advisory Agreement or Investment Management Agreement, as applicable, the Fund pays the Advisor a monthly advisory or management fee equal to an annual percentage of the average daily net assets of the Fund. The fee that each Fund pays pursuant to its Investment Management Agreement or Investment Advisory Agreement, as applicable, is set forth in the table below. In addition, the Advisor has made contractual commitments to certain of the Funds to waive its fee and/or reimburse such Funds for expenses to the extent necessary to maintain those Funds’ total annual operating expenses at or below certain levels. Such waiver/reimbursement arrangements are also set forth in the table below and were most recently approved by the Board of Directors on June 8, 2021.

Fund	Advisory/Management Fee	Waiver/ Reimbursement Arrangement
Low Duration Preferred and Income Fund*	0.65%	Through June 30, 2023, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 0.95% for Class A shares, 1.60% for Class C shares, 0.60% for Class F shares, 0.60% for Class I shares, 1.10% for Class R shares and 0.60% for Class Z shares, subject to the exclusions described in the Fund’s Prospectus.

Alternative Income Fund*	0.70%	Through June 30, 2023, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class F shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares, subject to the exclusions described in the Fund’s Prospectus. Class F shares are not currently available for purchase.

Global Infrastructure Fund*	0.75% for assets up to and including $1.5 billion; 0.65% for assets above $1.5 billion	Through June 30, 2023, the Advisor has contractually agreed to waive and/or reimburse the Fund’s Class I shareholder service fee up to the maximum shareholder service fee of 0.10%.

Global Realty Shares*	0.75%	Through June 30, 2023, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class F shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z shares, subject to the exclusions described in the Fund’s Prospectus. Class F shares are not currently available for purchase.

Fund	Advisory/Management Fee	Waiver/ Reimbursement Arrangement

Institutional Realty Shares	0.75%	The Advisor contractually agreed to waive its fee and/or reimburse the Fund so that its total annual operating expenses never exceed 0.75% of average daily net assets, subject to the exclusions described in the Fund’s Prospectus. This commitment will remain in place for the life of the Fund.

International Realty Fund*	0.95% for assets up to and including $1.5 billion; 0.85% for assets above $1.5 billion	Through June 30, 2023, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.35% for Class A shares, 2.00% for Class C shares, 1.00% for Class F shares, 1.00% for Class I shares, 1.50% for Class R shares and 1.00% for Class Z shares, subject to exclusions described in the Fund’s Prospectus. Class F shares are not currently available for purchase.

MLP and Energy Opportunity Fund*	0.80%	Through June 30, 2023, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.25% for Class A shares, 1.90% for Class C shares, 0.90% for Class F shares, 0.90% for Class I shares, 1.40% for Class R shares and 0.90% for Class Z, subject to exclusions described in the Fund’s Prospectus. Class F shares are not currently available for purchase.

Preferred Securities and Income Fund*	0.70% for assets up to and including $8.5 billion; 0.65% for assets above $8.5 billion	Through June 30, 2023, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares, subject to exclusions described in the Fund’s Prospectus.

Real Assets Fund*	0.75%	Through June 30, 2023, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, which include the expenses of the subsidiary, do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class F shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares, subject to exclusions described in the Fund’s Prospectus. Class F shares are not currently available for purchase.

Fund	Advisory/Management Fee	Waiver/ Reimbursement Arrangement

Real Estate Securities Fund*	0.75% for assets up to and including $1.5 billion; 0.65% for assets above $1.5 billion	N/A

Realty Shares*	0.75% for assets up to $8.5 billion and 0.70% of such assets in excess of $8.5 billion	Through June 30, 2023, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class F shares, 0.88% for Class I shares, 0.88% for Class L shares, 1.30% for Class R shares and 0.80% for Class Z shares, subject to exclusions described in the Fund’s Prospectus. Class F shares are not currently available for purchase.

Preferred Securities and Income SMA Shares	0.00%	The Advisor has contractually agreed to reimburse the Fund so that the total annual Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, extraordinary expenses, and other expenses approved by the Board of Directors) do not exceed 0.00%, subject to exclusions described in the Fund’s Prospectus.

*	The fee for this Fund is allocated among the separate classes based on the classes’ proportionate shares of such average daily net assets.

For the fiscal years ended: (i) December 31, 2020, 2019 and 2018 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2021, 2020, 2019 and 2018 for Low Duration Preferred and Income Fund; (iii) October 31, 2021, October 31, 2020, October 31, 2019 and February 28, 2018 for Alternative Income Fund; (iv) October 31, 2021, 2020 and 2019 for Preferred Securities and Income SMA Shares; and (v) November 30, 2020, 2019 and 2018 for MLP & Energy Opportunity Fund, the Advisor received advisory or management fees in the following amounts:

	2021	2020	2019	2018
Low Duration Preferred and Income Fund	$12,699,862	$10,753,350	$8,872,767	$4,590,163
Alternative Income Fund(1)	$504,256	$546,208	$894,258	$1,281,412
Preferred Securities and Income SMA Shares(2)	N/A	N/A	N/A	N/A
MLP & Energy Opportunity Fund	N/A	$961,339	$1,748,075	$1,252,615
Realty Shares	N/A	$36,310,343	$32,733,850	$32,605,055
Institutional Realty Shares	N/A	$26,916,150	$25,241,568	$20,746,972
Real Estate Securities Fund	N/A	$36,788,708	$39,624,965	$30,004,796
Global Realty Shares	N/A	$9,566,771	$10,913,227	$8,228,242
International Realty Fund	N/A	$5,354,308	$6,015,979	$6,201,294
Global Infrastructure Fund	N/A	$2,720,047	$2,420,424	$2,130,256
Preferred Securities and Income Fund	N/A	$64,552,567	$53,071,287	$50,015,156
Real Assets Fund	N/A	$812,429	$950,698	$1,158,298

(1)

Effective July 1, 2019, the fiscal year end for Alternative Income Fund is October 31. For the fiscal year ended February 28, 2019 and the fiscal period from March 1, 2019 to October 31, 2019, the Advisor received advisory or management fees in the amounts of $620,559 and $273,699, respectively.

(2)	The Advisor does not receive an investment advisory fee from the Preferred Securities and Income SMA Shares.

For the fiscal years ended: (i) December 31, 2020, 2019 and 2018 for each of the following Funds other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2021, 2020, 2019 and 2018 for Low Duration Preferred and Income Fund; (iii) October 31, 2021, October 31, 2020, October 31, 2019 and February 28, 2018 for Alternative Income Fund; (iv) October 31, 2021, 2020 and 2019 for Preferred Securities and Income SMA Shares; and (v) November 30, 2020, 2019 and 2018 for MLP & Energy Opportunity Fund, the Advisor waived and/or reimbursed the following Funds the respective amounts set forth in the table below, pursuant to contractual agreements by the Advisor to limit expenses that were substantially the same as those described above:

	2021	2020	2019	2018
Low Duration Preferred and Income Fund	$4,042,005	$3,688,599	$3,717,885	$2,107,623
Alternative Income Fund(1)	$512,950	$555,998	$761,642	$538,856
Preferred Securities and Income SMA Shares(2)	$353,651	$297,328	$167,797	N/A
MLP & Energy Opportunity Fund	N/A	$457,574	$501,300	$418,093
Realty Shares(3)	N/A	$4,056,717	$1,345,734	N/A
Institutional Realty Shares	N/A	$396,101	$329,199	$334,655
Global Realty Shares	N/A	$355,829	$332,924	$374,506
International Realty Fund	N/A	$899,103	$956,824	$957,240
Global Infrastructure Fund	N/A	$216,194	$189,359	$156,416
Preferred Securities and Income Fund	N/A	$0	$224,928	$528,754
Real Assets Fund	N/A	$661,183	$674,468	$683,875

(1)

Effective July 1, 2019, the fiscal year end for Alternative Income Fund is October 31. For the fiscal year ended February 28, 2019 and the fiscal period from March 1, 2019 to October 31, 2019, the Advisor waived and/or reimbursed fees in the amounts of $376,916 and $384,726, respectively.

(2)	Preferred Securities and Income SMA Shares commenced operations on March 1, 2019.
(3)	Effective July 1, 2019, the Advisor contractually agreed to waive its fee and/or reimburse expenses through June 30, 2022.

Therefore, for the fiscal years ended: (i) December 31, 2020, 2019 and 2018 for each of the following Funds other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2021, 2020, 2019 and 2018 for Low Duration Preferred and Income Fund; (iii) October 31, 2021, October 31, 2020, October 31, 2019 and February 28, 2018 for Alternative Income Fund; (iv) October 31, 2021, 2020 and 2019 for Preferred Securities and Income SMA Shares; and (v) November 30, 2020, 2019 and 2018 for MLP & Energy Opportunity Fund, the net management fee or advisory fees paid by these Funds were as follows:

	2021	2020	2019	2018
Low Duration Preferred and Income Fund	$8,657,857	$7,064,751	$5,154,882	$2,482,540
Alternative Income Fund(1)	$(8,694)	$(9,790)	$132,616	$742,556
Preferred Securities and Income SMA Shares(2)	$(353,651)	$(297,328)	$(167,797)	N/A
MLP & Energy Opportunity Fund	N/A	$503,765	$1,246,775	$834,522
Realty Shares	N/A	$32,253,626	$31,388,116	$32,605,055
Institutional Realty Shares	N/A	$26,520,049	$24,912,369	$20,412,317
Real Estate Securities Fund	N/A	$36,788,708	$39,624,965	$30,004,796
Global Realty Shares	N/A	$9,210,942	$10,580,303	$7,853,736
International Realty Fund	N/A	$4,455,205	$5,059,155	$5,244,054
Global Infrastructure Fund	N/A	$2,503,853	$2,231,065	$1,973,840
Preferred Securities and Income Fund	N/A	$64,552,567	$52,846,359	$49,486,402
Real Assets Fund	N/A	$151,246	$276,230	$474,423

(1)

Effective July 1, 2019, the fiscal year end for Alternative Income Fund is October 31. For the fiscal year ended February 28, 2019, the net management fee or advisory fee paid by Alternative Income Fund was $243,643. For the fiscal period from March 1, 2019 to October 31, 2019, the Fund was reimbursed $111,027.

(2)	The Advisor does not receive an investment advisory fee from the Preferred Securities and Income SMA Shares.

The Advisor also provides the Funds with such personnel as the Funds may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the co-administrator, the Transfer Agent and the custodian, which the Advisor is not required to furnish under the Investment Advisory Agreements. The personnel rendering these services, who may act as officers of a Fund, may be employees of the Advisor or its affiliates. The cost to a Fund for these services must be agreed to by a Fund and is intended to be no higher than the actual cost to the Advisor or its affiliates of providing the services. Institutional Realty Shares and, prior to July 1, 2019, Realty Shares do not pay for these services performed by officers of the Advisor or its affiliates. A Fund may from time to time hire its own employees or contract to have services performed by third parties, and the management of the Funds intends to do so whenever it appears advantageous to a Fund.

THE SUBADVISORS

With respect to Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Alternative Income Fund, MLP & Energy Opportunity Fund and Real Assets Fund (each, a “Subadvised Fund” and collectively, the “Subadvised Funds”), the Advisor has entered into subadvisory agreements (each, a “Subadvisory Agreement”) with each of the Subadvisors. References in this SAI to activities and responsibilities of the Advisor with respect to a Subadvised Fund may be performed by one or more of the Subadvisors pursuant to the Subadvisory Agreements with the Advisor.

Each of the Subadvisors provides investment advisory and research services in connection with managing the investments of the Subadvised Funds. CNS UK is located at 50 Pall Mall, 7th floor, London, U.K. and CNS Asia is located at 1201-2, Champion Tower, 3 Garden Road, Central, Hong Kong. As of December 31, 2021, CNS Asia and CNS UK managed approximately $3.8 billion and $6.5 billion, respectively.

The Advisor allocates 50% of the advisory fee received from each subadvised Fund among itself and each of CNS Asia and CNS UK based on the portion of each Fund’s average assets managed by the Advisor and each Subadvisor. The Advisor retains the remaining 50% of the advisory fee received from each Fund.

For the fiscal years ended: (i) December 31, 2020, 2019 and 2018 for each of the following Funds other than Alternative Income Fund and MLP & Energy Opportunity Fund; (ii) October 31, 2021, 2020 and 2019 for Alternative Income Fund; and (iii) November 30, 2020, 2019 and 2018 for MLP & Energy Opportunity Fund, the Advisor paid each of CNS Asia and CNS UK the following subadvisory fees with respect to each Subadvised Fund.

CNS Asia

Fiscal Year Ended	Global Infrastructure Fund	Global Realty Shares	International Realty Fund	Real Assets Fund	Alternative Income Fund(1)	MLP & Energy Opportunity Fund(2)
2021	N/A	N/A	N/A	N/A	$20,870	N/A
2020	$223,804	$1,248,759	$1,468,792	$49,615	$20,951	$0
2019	$224,993	$1,414,650	$1,695,958	$57,748	$2,331	$0
2018	$189,022	$1,119,939	$1,709,627	$64,840	N/A	$0

CNS UK

Fiscal Year Ended	Global Infrastructure Fund	Global Realty Shares	International Realty Fund	Real Assets Fund	Alternative Income Fund(1)	MLP & Energy Opportunity Fund(2)
2021	N/A	N/A	N/A	N/A	$72,796	N/A
2020	$177,521	$895,956	$1,065,370	$68,103	$30,830	$4,835
2019	$117,641	$908,986	$1,078,666	$89,669	$3,819	$657
2018	$122,898	$753,445	$1,139,903	$157,711	N/A	$0

(1)	Effective September 18, 2019, the Fund’s Board of Directors approved CNS Asia and CNS UK as Subadvisors.
(2)	In 2018 the Fund invested in U.S. investments only, and therefore did not engage its UK or Asia subadvisors.

PORTFOLIO MANAGERS

Accounts Managed. The portfolio managers for each Fund are listed below. Each portfolio manager also manages other registered investment companies and/or other pooled investment vehicles and other accounts in addition to the Fund or Funds that they manage. Unless otherwise noted, the following tables show, as of the fiscal years ended: (i) December 31, 2020 for each of the following Funds other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2021 for Low Duration Preferred and Income Fund; (iii) October 31, 2021 for Alternative Income Fund and Preferred Securities and Income SMA Shares; and (iv) November 30, 2020 for MLP & Energy Opportunity Fund, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Low Duration Preferred and Income Fund
William F. Scapell	11	$23,616	17	$3,257	23	$4,331
Elaine Zaharis-Nikas	8	$18,792	15	$3,175	19	$4,016
Alternative Income Fund
Jon Cheigh	11	$18,922	39	$6,244	41	$13,590	(1)
Vincent L. Childers	1	$289	1	$53	2	$407
William F. Scapell	12	$28,229	17	$3,572	24	$3,710
Elaine Zaharis-Nikas	9	$23,120	15	$3,520	19	$3,198
Benjamin Morton	4	$4,737	13	$1,285	18	$3,227
Preferred Securities and Income SMA Shares
William F. Scapell	12	$27,943	17	$3,572	24	$3,710
Elaine Zaharis-Nikas	9	$22,833	15	$3,520	19	$3,198
Jerry Dorost	4	$2,832	12	$3,194	16	$2,023
MLP & Energy Opportunity Fund
Benjamin Morton	5	$3,829	14	$1,212	15	$2,874
Tyler Rosenlicht	2	$243	1	$7	1	$18
Realty Shares
Jon Cheigh	10	$6,909	38	$4,841	22	$6,537
Jason Yablon	8	$16,237	11	$1,151	11	$4,707	(3)
Mathew Kirschner	5	$13,922	7	$9,416	–0–	$–0–

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Institutional Realty Shares
Jon Cheigh	10	$9,213	38	$4,841	22	$6,537
Jason Yablon	8	$13,933	11	$1,151	11	$4,707	(3)
Mathew Kirschner	5	$16,226	7	$9,416	–0–	$–0–
Real Estate Securities Fund
Jason Yablon	8	$14,422	11	$1,151	11	$4,707	(3)
Mathew Kirschner	5	$14,411	7	$9,416	–0–	$–0–
Global Realty Shares*
Jon Cheigh	11	$16,833	39	$6,146	42	$13,265	(4)
William Leung	1	$640	28	$6,147	28	$4,109
Rogier Quirijns	1	$640	28	$6,147	28	$4,606
Ji Zhang(2)	2	$753	28	$4,542	23	$4,109	(4)
International Realty Fund*
Jon Cheigh	11	$18,331	39	$6,146	42	$13,265	(4)
William Leung	1	$2,138	28	$6,147	28	$4,109
Rogier Quirijns	1	$2,138	28	$6,147	28	$4,606
Ji Zhang(2)	2	$2,250	28	$4,542	23	$4,109	(4)
Global Infrastructure Fund**
Benjamin Morton	4	$4,216	13	$1,272	18	$3,296
Tyler S. Rosenlicht(3)	2	$3,743	13	$1,272	19	$3,347
Christopher Rhine(3)	2	$4,028	15	$1,345	20	$3,425
Thuy Quynh Dang(3)	1	$3,635	13	$1,272	18	$3,296
Preferred Securities and Income Fund
William F. Scapell	10	$13,228	15	$3,170	22	$3,780
Elaine Zaharis-Nikas	7	$8,959	13	$3,025	19	$3,414
Real Assets Fund
Jon Cheigh	10	$12,982	38	$4,841	22	$6,537
Nicholas Koutsoftas	–0–	$–0–	1	$34	1	$1,082
Vincent L. Childers	1	$66	1	$34	2	$1,206
Benjamin Morton	5	$3,822	14	$1,239	15	$2,956
Benjamin Ross	–0–	$–0–	1	$34	2	$1,206
Christopher Rhine	1	$66	2	$64	4	$1,304

*	Other accounts managed data as of November 30, 2021.
**	Other accounts managed data as of January 11, 2022.
(1)	One “Other Account”, with total assets of $1,059 million as of October 31, 2021, is subject to performance based fees.
(2)	Effective November 1, 2021, Ji Zhang was added as a portfolio manager of the Fund.
(3)	Effective January 11, 2022, Tyler S. Rosenlicht, Christopher Rhine and Thuy Quynh Dang were added as portfolio managers of the Fund.
(4)	One “Other Accounts”, with total assets of 1,043 million as ofNovember 30, 2021, is subject to performance based fees.
(5)	One “Other Account”, with total assets of $419.9 million as of December 31, 2020, is subject to performance based fees.

Share Ownership. The following table indicates the dollar range of securities of each Fund owned by each Fund’s portfolio managers as of (i) December 31, 2020 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund, (ii) April 30, 2021 with respect to Low Duration Preferred and

Income Fund, (iii) October 31, 2021 with respect to Alternative Income Fund and Preferred Securities and Income SMA Shares; and (iv) November 30, 2020 with respect to MLP & Energy Opportunity Fund:

A—None

B—$1-$10,000

C—$10,001-$50,000

D—$50,001-$100,000

E—$100,001-$500,000

F—$500,001-$1,000,000

G—over $1,000,000

N/A—Not applicable (not a portfolio manager of the Fund)

Portfolio Manager	Low Duration Preferred and Income Fund	Alternative Income Fund	Preferred Securities and Income SMA Shares	MLP & Energy Opportunity Fund	Realty Shares	Institutional Realty Shares	Real Estate Securities Fund	Global Realty Shares	International Realty Fund	Global Infrastructure Fund	Preferred Securities and Income Fund	Real Assets Fund
William F. Scapell	F	A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	F	N/A
Benjamin Morton	N/A	A	N/A	A	N/A	N/A	N/A	N/A	N/A	F	N/A	A
Tyler Rosenlicht(2)	N/A	N/A	N/A	E	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A
Roger Quirijns	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	A	N/A	N/A	N/A
Jon Cheigh	N/A	A	N/A	N/A	A	A	N/A	G	A	N/A	N/A	G
Jason Yablon	N/A	N/A	N/A	N/A	F	E	A	N/A	N/A	N/A	N/A	N/A
William Leung	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	A	N/A	N/A	N/A
Elaine Zaharis-Nikas	E	A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	E	N/A
Vincent Childers	N/A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	E
Nicholas Koutsoftas	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A
Benjamin Ross	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	D
Christopher Rhine(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	F	N/A	A
Mathew Kirschner	N/A	N/A	N/A	N/A	A	E	A	N/A	N/A	N/A	N/A	N/A
Jerry Dorost	N/A	N/A	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Ji Zhang(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	A	N/A	N/A	N/A
Thuy Quynh Dang(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	A	N/A	N/A

(1)	Effective November 1, 2021, Ji Zhang was added as a portfolio manager of Cohen & Steers Global Realty Shares, Inc. and Cohen & Steers International Realty Fund, Inc.
(2)	Effective January 11, 2022, Tyler S. Rosenlicht, Christopher Rhine and Thuy Quynh Dang were added as portfolio managers of Cohen & Steers Global Infrastructure Fund, Inc.

Conflicts of Interest

Advisor, CNS Asia and CNS UK. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Fund may invest or that may pursue a strategy similar to one of the Fund’s strategies, the Advisor and CNS Asia and CNS UK have procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged.

For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to a Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor or CNS Asia and/or CNS UK, as applicable. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor and CNS Asia and CNS UK strive to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related limitations (such as client-imposed restrictions or lack of available cash), for equity strategies it is the general policy of the Advisor and CNS Asia and CNS UK to allocate investment ideas pro rata to all accounts with the same primary investment strategy, except where an allocation would not produce a meaningful position size. Cohen & Steers generally attempts to allocate orders for the same fixed income security on a pro rata basis among participating eligible accounts. Purchases and sales of fixed income securities, including new issues and other limited investment opportunities may differ from a pro-rata allocation based on the investment objective, guideline restrictions, the benchmark and characteristics of the particular account. When determining which accounts will participate in a block trade, Cohen & Steers also takes into consideration factors that may include duration, sector and/or issuer weights relative to benchmark, cash flows / liquidity needs, style, maturity and credit quality. In addition, if the allocation process results in a very small allocation, or if there are minimum security requirements that are not achieved at our targeted position size, these amounts can be reallocated to other clients. To reach desired outcomes with regards to portfolio characteristics, certain portfolios may hold different securities with substantially similar investment characteristics to achieve its investment objective, such that comparable risk positioning, in accordance with guidelines and mandates, is realized over time. In addition, each Fund, as a registered investment company, is subject to different regulations than certain of the other accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the other accounts.

Certain of the portfolio managers may from time to time manage one or more accounts in which the Advisor or CNS Asia and/or CNS UK holds a substantial interest (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor and CNS Asia and CNS UK, however, not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor and CNS Asia and CNS UK may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not normally be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. However, in the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the Advisor and CNS Asia and CNS UK, acting in their reasonable judgment and consistent with their fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Certain accounts managed by the Advisor may compensate the Advisor using performance based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by the Advisor, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.

Certain of the portfolio managers may from time to time manage portfolios used in a unified managed account programs or other model portfolio arrangements (collectively, “Model Portfolios”) offered by various sponsors and/or other non-Cohen & Steers investment advisors. In connection with these Model Portfolios, portfolio managers provide investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts. The Advisor maintains procedures designed to deliver portfolios on a fair and equitable basis. Trades for Cohen & Steers discretionary managed accounts, including the Funds, are worked contemporaneously with the delivery of updated model information. The Model Portfolios may achieve a security weighting ahead of or after the weighting achieved in our Funds.

Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus compensation.

The Advisor and CNS Asia and CNS UK, and the Funds, have adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation of Investment Professionals, CNS Asia and CNS UK

Compensation of portfolio managers and other investment professionals is comprised of: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of CNS, the parent company of the Advisor, CNS Asia and CNS UK. All employees, including the portfolio managers and other investment professionals, also receive certain retirement, insurance and other benefits. Compensation is reviewed on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are effective the January following the fiscal year-end of CNS.

Compensation for the portfolio managers is determined by evaluating four primary components, in order of emphasis: (1) investment performance, (2) leadership and collaboration, (3) team level revenue changes and (4) the firm’s financial results.

The investment performance evaluation is based on the team’s excess returns versus a representative benchmark and, where available, on the percentile rankings relative to an institutional peer group and percentile rankings relative to a retail peer group. The performance metrics are on a pre-tax and pre-expense basis and are reviewed for both the one- and three-year periods, with a greater weight given to the three-year period. The benchmark and peers which most represent the investment strategy are used in evaluating performance. For portfolio managers responsible for multiple Funds and other accounts, performance is evaluated on an aggregate basis. Leadership and collaboration are evaluated through a qualitative assessment. The qualitative factors considered for evaluating leadership include, among others, process and innovation, team development, thought leadership, client service and cross team cooperation. A final factor is based on portfolio managers’ ownership level in the Funds they manage.

On an annual basis, the performance metrics and leadership factors are aggregated to produce a quantitative assessment of the portfolio manager and investment team. This assessment is considered alongside calendar year over year changes in a strategy’s advisory fees earned, the operating performance of the Advisor and CNS, and market factors to determine appropriate levels for salaries, bonuses and stock-based compensation. Base compensation for portfolio managers are fixed and vary in line with the portfolio manager’s seniority and position with the firm. Cash bonuses and stock based compensation may fluctuate significantly from year-to-year, based on this framework.

The Advisor has a negligible number of accounts with performance based fees, and although portfolio managers do not directly receive a portion of these fees, performance based fees may contribute to the overall profitability of the Advisor.

ADMINISTRATIVE SERVICES

The Advisor performs certain administrative functions for each Fund, including (i) providing office space, materials and supplies for each Fund, furnishing all executive and administrative personnel necessary for managing the affairs for each Fund, including personnel to perform clerical, bookkeeping, accounting and other office functions, as well as all administrative services performed on behalf of shareholders; (ii) providing each Fund with the services necessary to organize any Fund or Class thereof that commences operations on or after the date of the applicable administration agreement so that such Fund or Class can conduct business as described in each Fund’s registration statement; (iii) supervising preparation of periodic updating of each Fund’s registration statement, including prospectus and statement of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iv) supervising preparation of periodic reports to each Fund’s shareholders and filing of these reports with the SEC, Forms N-CEN filed with the SEC, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (v) preparation or review of each Fund’s expense budgets, monitoring of daily accruals and calculating or reviewing adjustments as necessary; (vi) paying compensation of each Fund’s officers for services rendered as such; (vii) supervising the daily pricing of each Fund’s investment portfolio and the publication of the NAV of each Fund’s shares, earnings reports and other financial data; (viii) coordinating matters relating to the operation of each Fund, including any necessary coordination among the adviser or sub-advisers for each Fund, the custodian(s), transfer agent(s), any sub-transfer agent(s) or other administrative service agent(s), dividend disbursing agent(s), recordkeeping agent(s), accountants, attorneys, and other parties performing services or operational functions for each Fund; (ix) supervising compliance by Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for each Fund (other than those maintained by the Custodian and Transfer Agent); (x) preparing or supervising the preparation by third parties of all federal, state, and local tax returns and reports of each Fund required by applicable law and filing of tax reports other than each Fund’s income tax returns; (xi) calculating dividends and distributions to shareholders and communicating such information to each Fund’s transfer agent, fund accounting agent and outside tracking firms such as Morningstar and Broadridge; (xii) preparation of materials for Board meetings and preparation of minutes of such meetings; (xiii) oversight of service providers who file claims for class action lawsuits with respect to securities in each Fund; (xiv) arrange for providing and maintaining a bond issued by a reputable insurance company authorized to do business in the place where the bond is issued against larceny and embezzlement covering each officer and employee of each Fund, the investment adviser to each Fund and/or any sub-adviser who may singly or jointly with others have access to funds or securities of each Fund, with direct or indirect authority to draw upon such funds or to direct generally the disposition of such funds; the bond shall be in such reasonable amount as a majority of the Directors who are not “interested persons” of each Fund, as defined in the 1940 Act, shall determine, with due consideration to the aggregate assets of each Fund to which any such officer or employee may have access and the premium, or portion thereof pursuant to an agreement among the insured parties in the case of a joint insured bond, for the bond shall be payable by each Fund; (xv) providing response to direct shareholder and financial advisor inquiries and provision of timely assistance as required; maintenance of each Fund’s website; provision of and staffing of a toll free number; oversight of the shareholder services provided by each Fund’s Transfer Agent; and monitoring direct shareholder activity pursuant to Rule 22c-2 under the 1940 Act; and (xvi) such other administrative services as each Fund and Administrator may agree.

The Advisor provides these administrative services to Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and Realty Shares pursuant to an administration agreement with each of these Funds (the “Administration Agreement”). For its services under the Administration Agreement, the Advisor receives a monthly fee from each of the foregoing Funds at the annual rate of 0.08% in the case of Real Assets Fund, 0.05% in the case of MLP & Energy Opportunity Fund, Preferred Securities and Income Fund and Low Duration Preferred and Income Fund, 0.04% in the case of International Realty Fund, Global Realty Shares, Realty Shares, Real Estate Securities Fund and Global Infrastructure Fund, and 0.02% in the case of Alternative Income Fund. The Advisor provides these administrative services to Institutional Realty Shares and Preferred Securities and Income SMA Shares at no additional fee to that Fund other than the fees paid under its Investment Management Agreement (except Preferred Securities and Income SMA Shares, which does not pay fees under its Investment Management Agreement).

In accordance with the terms of the Administration Agreement or Investment Management Agreement, as applicable, and with the approval of each Fund’s Board of Directors, the Advisor has caused each Fund to retain State Street Bank and Trust Company (“State Street”) under a fund accounting and administration agreement (the “Co-Administration Agreement”) with each Fund. Under the Co-Administration Agreement, State Street has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining each Fund’s NAV and preparing these figures for publication; (ii) maintaining certain of each Fund’s books and records that are not maintained by the Advisor, custodian or Transfer Agent; (iii) preparing financial information for each Fund’s income tax returns, proxy statements, shareholders reports, and SEC filings and (iv) responding to shareholder inquiries.

Under the terms of the Co-Administration Agreement, MLP & Energy Opportunity Fund, Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and Realty Shares each pay State Street a monthly administration fee computed on the basis of the aggregate net assets of all the funds in the Cohen & Steers Fund Complex at an annual rate equal to 0.007% of the first $5 billion in assets, 0.0045% of the next $7.5 billion, 0.0035% of the next $17.5 billion, and 0.0025% of assets in excess of $30 billion, with a minimum fee per fund of $42,000. The aggregate fee paid by each Fund and the other funds in the Cohen & Steers Fund Complex to State Street is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. Each of MLP & Energy Opportunity Fund, Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares, Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and Realty Shares is then responsible for its pro rata amount of the aggregate administration fee. In the case of Institutional Realty Shares, the Advisor pays for the cost of State Street’s services without any additional charge to that Fund.

State Street also serves as each Fund’s custodian. See “Custodian and Transfer and Dividend Disbursing Agent,” below. The Transfer Agent, an affiliate of State Street, has been retained by each Fund to provide transfer agency services.

For the fiscal years ended: (i) December 31, 2020, 2019 and 2018 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2021, 2020, 2019 and 2018 for Low Duration Preferred and Income Fund; (iii) October 31, 2021, October 31, 2020, October 31, 2019 and February 28, 2018 for Alternative Income Fund; (iv) October 31, 2021, 2020 and 2019 for Preferred Securities and Income SMA Shares; and (v) November 30, 2020, 2019 and 2018 for MLP & Energy Opportunity Fund, the Advisor received administration fees from each Fund in the following amounts:

	2021	2020	2019	2018
Low Duration Preferred and Income Fund	$976,912	$827,181	$682,521	$353,089
Alternative Income Fund(1)	$14,407	$15,606	$25,550	$48,975
Preferred Securities and Income SMA Shares(2)	N/A	N/A	N/A	N/A
MLP & Energy Opportunity Fund	N/A	$60,084	$109,255	$68,196
Realty Shares	N/A	$1,936,551	$1,494,935	$1,244,202
Institutional Realty Shares	N/A	N/A	N/A	N/A
Real Estate Securities Fund	N/A	$2,171,613	$2,346,152	$1,754,141
Global Realty Shares	N/A	$510,228	$582,039	$435,019
International Realty Fund	N/A	$225,445	$253,304	$261,107
Global Infrastructure Fund	N/A	$145,069	$129,089	$113,614
Preferred Securities and Income Fund	N/A	$4,644,045	$3,791,932	$3,572,511
Real Assets Fund	N/A	$86,659	$101,408	$123,552

(1)

Effective July 1, 2019, the fiscal year end for Alternative Income Fund is October 31. For the fiscal year ended February 28, 2019 and the fiscal period from March 1, 2019 to October 31, 2019, the Advisor received administration fees from Alternative Income Fund in the amounts of $17,730 and $7,820, respectively.

(2)	Preferred Securities and Income SMA Shares commenced operations on March 1, 2019.

DISTRIBUTOR

Cohen & Steers Securities, LLC located at 280 Park Avenue, New York, NY 10017 (the “Distributor”), serves as the Distributor of shares of each Fund.

For Class A, Class C and Class R shares of Low Duration Preferred and Income Fund, Alternative Income Fund, Global Infrastructure Fund, Global Realty Shares, Realty Shares, International Realty Fund, MLP & Energy Opportunity Fund, Preferred Securities and Income Fund, Real Assets Fund and Real Estate Securities Fund, the Distributor receives compensation as described below under each Fund’s Distribution Plan or Distribution and Service Plan.

With respect to Institutional Realty Shares and Preferred Securities and Income SMA Shares, which each offer only one class of shares and do not have a Distribution Plan, the Distributor serves without compensation.

The Distributor is not obligated to sell any specific amount of shares of any Fund and will sell shares, as agent for each Fund, on a continuous basis only against orders to purchase shares.

The Distributor is an “affiliated person” of the Advisor, which is itself an affiliated person of each Fund. The Distributor is a wholly-owned subsidiary of CNS. Those individuals identified above under “Management of the Fund” as Directors or officers of both the Funds and the Distributor are affiliated persons of both entities.

For the fiscal years ended: (i) December 31, 2020, 2019 and 2018 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund and MLP & Energy Opportunity Fund; (ii) April 30, 2021, 2020, 2019 and 2018 for Low Duration Preferred and Income Fund; (iii) October 31, 2021, October 31, 2020, October 31, 2019 and February 28, 2018 for Alternative Income Fund; and (iv) November 30, 2020, 2019 and 2018 for MLP & Energy Opportunity Fund, the Distributor received the following combined commissions on sales of Class A, Class C and Class R shares of, Alternative Income Fund, Global Infrastructure Fund, Realty Shares, Global Realty Shares, International Realty Fund, Low Duration Preferred and Income Fund, Preferred Securities and Income Fund, Real Assets Fund, Real Estate Securities Fund and MLP & Energy Opportunity Fund:

	2021	2020	2019	2018
Low Duration Preferred and Income Fund	$49,799	$140,408	$39,317	$122,138
Alternative Income Fund(1)	$10,030	$11,990	$56,024	$5,049
MLP & Energy Opportunity Fund	N/A	$20,369	$11,145	$15,571
Realty Shares(2)	N/A	$24,242	$8,398	N/A
Real Estate Securities Fund	N/A	$33,441	$126,690	$64,481
Global Realty Shares	N/A	$10,300	$8,389	$5,296
International Realty Fund	N/A	$2,418	$1,013	$32,758
Global Infrastructure Fund	N/A	$9,454	$19,741	$12,613
Preferred Securities and Income Fund	N/A	$387,235	$234,728	$194,485
Real Assets Fund	N/A	$1,430	$598	$4,354

(1)

Effective July 1, 2019, the fiscal year end for Alternative Income Fund is October 31. For the fiscal year ended February 28, 2019 and the fiscal period from March 1, 2019 to October 31, 2019, the Distributor received combined commissions on sales of Class A, Class C and Class R shares of Alternative Income Fund in the amounts of $28,385 and $27,639, respectively.

(2)

The inception date of Class A, Class C and Class R shares is July 1, 2019. Prior to this, Realty Shares offered only one class of shares and did not have a Distribution Plan, the Distributor served without compensation.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

State Street, which has its principal business at One Lincoln Street, Boston, Massachusetts 02111, has been retained to act as custodian of each Fund’s investments. The Transfer Agent, which has its principal business at P.O. Box 219953, Kansas City, MO 64121-9953 provides transfer and dividend disbursing agency services to each Fund.

Neither State Street nor the Transfer Agent has any part in deciding a Fund’s investment policies or which securities are to be purchased or sold for a Fund’s portfolio.

PROXY VOTING

The Funds’ Boards of Directors have delegated to the Advisor and, as applicable, the Subadvisors the responsibility for voting proxies on behalf of each Fund, and have determined that the Advisor and, as applicable, the Subadvisors will vote proxies with respect to those portfolio securities for which they have investment responsibility. A summary of the proxy voting policies and procedures for the Advisor and each Subadvisor is set forth in Appendix A.

Each Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Each Fund’s Form N-PX filings are available (i) without charge, upon request, by calling toll-free at (800) 437-9912 and (ii) on the SEC’s website (http://www.sec.gov).

CODE OF ETHICS

The Funds, the Advisor, the Subadvisors and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Advisor and Subadvisors, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds’ securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Directors and could result in severe penalties.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor, CNS Asia and CNS UK. Subject to the supervision of the Board of Directors, decisions to buy and sell securities for a Fund and negotiation of its brokerage commission rates are made by the Advisor and, as applicable, each Subadvisor. Transactions on U.S. and, as applicable, non-U.S. stock exchanges involve the payment by a Fund of negotiated brokerage commissions. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. Fixed-income securities are purchased and sold (including certain preferred securities) through principal transactions, meaning the securities are normally purchased on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The Funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for such securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices). There is generally no stated commission in the case of equity securities traded in the over-the-counter market but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, a Fund may make purchases of underwritten or agency placed issues at prices that reflect underwriting or placement fees. The Advisor and, as applicable, each Subadvisor, will only cause a Fund to engage in these transactions if they deem such participation to be in the best interests of the Fund. In certain circumstances, regulatory restrictions may prevent a Fund from purchasing securities in an offering in which an affiliate serves as placement agent of the issuer, and that Fund’s inability to participate could be deemed to be to the detriment of the Fund.

The Advisor and, as applicable, a Subadvisor, have the responsibility of selecting brokers and dealers to execute portfolio transactions. In selecting a broker to execute each particular transaction, the Advisor and, as applicable, each Subadvisor, generally will take the following into consideration (if and as relevant to the transaction): the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution and other services offered, including research services. Research services include research reports and analyzed market data services.

In transactions to buy and sell fixed-income securities, the selection of the broker-dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The Advisor and, as applicable, a Subadvisor, will seek to obtain prompt execution of orders at the most favorable prices or yields and may consider other factors as appropriate.

The Advisor and, as applicable, each Subadvisor, shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if the Advisor or a Subadvisor, as the case may be, determines in good faith that the commission was reasonable in relation to the value of the research service provided.

Research and investment information may be provided by brokers at no cost to the Advisor or a Subadvisor, if applicable, and available for the benefit of other accounts advised by the Advisor, a Subadvisor, if applicable, and their affiliates, and not all of the information will be used in connection with a Fund. While this information may be useful in varying degrees and may tend to reduce the Advisor’s or a Subadvisors’ expenses, it is not possible to estimate its value, and in the opinion of the Advisor or a Subadvisor, if applicable, it does not reduce the Advisor’s or a Subadvisor’s expenses in a determinable amount.

The Advisor and each Subadvisor, if applicable, may take into account payments made by brokers effecting transactions for a Fund to other persons on behalf of a Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

The revised European Union (“EU”) Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in the Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisors and broker-dealers serving clients in both the United States and the EU. It is possible that a Subadvisor subject to MiFID II will cause a Fund to pay for research services with soft dollars in circumstances where the Subadvisor is prohibited from causing its other client accounts to do so, including where the Subadvisor aggregates trades on behalf of the Fund and those other client accounts. In such situations, the Fund would bear the additional amounts for the research services and the Fund’s Subadvisor’s other client accounts would not, although the Subadvisor’s other client accounts might nonetheless benefit from those research services.

Pursuant to its internal procedures, the Advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses.

For the fiscal years ended: (i) December 31, 2020, 2019 and 2018 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2021, 2020, 2019 and 2018 for Low Duration Preferred and Income Fund; (iii) October 31, 2021, October 31, 2020, October 31, 2019 and February 28, 2018 for Alternative Income Fund; (iv) October 31, 2021, 2020 and 2019 for Preferred

Securities and Income SMA Shares; and (v) November 30, 2020, 2019 and 2018 for MLP & Energy Opportunity Fund, each Fund paid total brokerage commissions in the following amounts:

	2021	2020	2019	2018
Low Duration Preferred and Income Fund(3)	$50,842	$54,910	$47,062	$21,627
Alternative Income Fund(1)	$93,866	$136,474	$211,362	$197,905
Preferred Securities and Income SMA Shares(2)	$22,746	$54,641	$5,850	N/A
MLP & Energy Opportunity Fund(3)	N/A	$458,674	$507,184	$252,348
Realty Shares	N/A	$3,103,380	$2,718,308	$3,041,839
Real Estate Securities Fund(3)	N/A	$6,044,680	$4,055,782	$4,051,324
Institutional Realty Shares	N/A	$2,213,830	$1,912,254	$2,046,863
Global Realty Shares(3)	N/A	$1,716,261	$1,669,816	$1,377,749
International Realty Fund	N/A	$951,441	$951,984	$978,174
Global Infrastructure Fund	N/A	$440,421	$310,893	$242,283
Preferred Securities and Income Fund(3)	N/A	$648,374	$572,269	$737,537
Real Assets Fund	N/A	$144,679	$156,650	$154,707

(1)

Effective July 1, 2019, the fiscal year end for Alternative Income Fund is October 31. For the fiscal year ended February 28, 2019 and the fiscal period from March 1, 2019 to October 31, 2019, Alternative Income Fund paid total brokerage commissions in the amounts of $115,780 and $95,582, respectively.

(2)	Preferred Securities and Income SMA Shares commenced operations on March 1, 2019.
(3)	The increase in brokerage commission levels was due to increased portfolio turnover and changes in fund assets.

Of the amounts listed above, brokerage commission paid to brokers or dealers for providing third party and proprietary research and investment information were as follows:

	2021	2020	2019	2018
Low Duration Preferred and Income Fund(1)	$29,015	$36,606	$31,364	$14,329
Alternative Income Fund(2)	$40,791	$65,591	$100,105	$92,211
Preferred Securities and Income SMA Shares(3)	$14,756	$35,536	$3,818	N/A
MLP & Energy Opportunity Fund(1)	N/A	$158,822	$170,402	$100,329
Realty Shares	N/A	$1,145,039	$980,451	$1,276,016
Institutional Realty Shares	N/A	$878,436	$715,902	$851,190
Real Estate Securities Fund(1)	N/A	$2,454,694	$1,505,904	$1,709,470
Global Realty Shares(1)	N/A	$685,652	$609,558	$597,387
International Realty Fund	N/A	$390,747	$358,145	$418,487
Global Infrastructure Fund	N/A	$186,005	$120,878	$96,496
Preferred Securities and Income Fund(1)	N/A	$425,575	$335,214	$443,434
Real Assets Fund	N/A	$64,730	$67,097	$71,075

(1)	The increase in brokerage commission levels was due to increased portfolio turnover and changes in fund assets.
(2)

Effective July 1, 2019, the fiscal year end for Alternative Income Fund is October 31. For the fiscal year ended February 28, 2019 and the fiscal period from March 1, 2019 to October 31, 2019, Alternative Income Fund paid to brokers or dealers for providing third party and proprietary research and investment information in the amounts of $54,874 and $45,231, respectively.

(3)	Preferred Securities and Income SMA Shares commenced operations on March 1, 2019.

As of the close of the fiscal year ended: (i) December 31, 2020 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2021 for Low Duration Preferred and Income Fund; (iii) October 31, 2021 for Alternative Income Fund and Preferred Securities and Income SMA Shares; and (iv) November 30, 2020 for MLP & Energy Opportunity Fund, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, with the exception of Preferred Securities and Income Fund, Real Assets Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and Low Duration Preferred and Income Fund.

As of April 30, 2021, Low Duration Preferred and Income Fund held securities of its regular brokers or dealers or of their parents as follows:

Dollar Value of Securities Owned
Citigroup	$115,212,506
J.P. Morgan Chase & Co.	$93,848,443
Bank of America	$85,741,162
Credit Suisse	$70,089,743
Wells Fargo & Co.	$58,745,089
Societe Generale	$44,379,378
UBS	$32,522,656
Barclays Capital Inc.	$29,888,669
Credit Agricole SA	$27,521,149
BNP Paribas	$24,840,218
HSBC	$24,705,650
Bank of New York	$21,853,889

As of October 31, 2021, Alternative Income Fund and Preferred Securities and Income SMA Shares held securities of its regular brokers or dealers or of their parents as follows:

Dollar Value of Securities Owned
Alternative Income Fund
Citigroup Global Markets, Inc.	$1,725,579
J.P. Morgan Chase & Co.	$1,409,005
Bank of America Corp.	$1,195,520
Wells Fargo Securities LLC	$807,796
Barclays Capital Inc.	$729,071
UBS AG	$658,903
Credit Suisse Securities (Europe) LTD.	$658,498
HSBC Bank PLC	$541,576
BNP Paribas	$426,264
Goldman Sachs & Co LLC	$336,618

Preferred Securities and Income SMA Shares
Credit Suisse Securities (Europe) LTD.	$12,410,792
J.P. Morgan Securities, Inc.	$12,123,700
Citigroup Global Markets Inc.	$11,439,039
BofA Securities, Inc.	$9,896,072
Wells Fargo Securities LLC	$9,526,254
Societe Generale	$8,696,986
UBS Securities LLC	$7,458,735
Barclays Bank PLC	$7,369,697
Goldman Sachs & Co LLC	$5,852,052
BNP Paribas	$5,603,268

As of December 31, 2020, Preferred Securities and Income Fund and Real Assets Fund held securities of their regular brokers or dealers or of their parents as follows:

Dollar Value of Securities Owned
Preferred Securities and Income Fund
Bank of America Corp.	$506,827,927
Credit Suisse Group AG	$445,055,965
Wells Fargo Securities LLC	$399,481,524
J.P. Morgan Chase & Co.	$397,447,155
Citigroup	$334,805,255
BNP Paribas	$299,763,701
HSBC Holdings PLC	$293,410,417
Societe Generale	$284,161,899
UBS Group Funding Switzerland AG	$159,054,050
Barclays PLC	$155,728,607

Real Assets Fund
Citigroup	$460,703
UBS Group Funding Switzerland AG	$257,813
BNP Paribas	$253,281
J.P. Morgan Chase & Co.	$224,603
Morgan Stanley	$185,124

For the fiscal years ended: (i) December 31, 2020, 2019 and 2018 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund, Preferred Securities and Income SMA Shares and MLP & Energy Opportunity Fund; (ii) April 30, 2021, 2020, 2019 and 2018 for Low Duration Preferred and Income Fund; (iii) October 31, 2021, October 31, 2020, October 31, 2019 and February 28, 2018 for Alternative Income Fund; (iv) October 31, 2021, 2020 and 2019 for Preferred Securities and Income SMA Shares; and (v) November 30, 2020, 2019 and 2018 for MLP & Energy Opportunity Fund, each Fund’s portfolio turnover rates were as follows:

	2021	2020	2019	2018
Low Duration Preferred and Income Fund	44%	53%	52%	34%
Alternative Income Fund(1)	138%	143%	178%	102	%(3)
Preferred Securities and Income SMA Shares(2)	71%	99%	25%	N/A
MLP & Energy Opportunity Fund	N/A	105%	90%	75%
Realty Shares	N/A	62%	91%	63%
Institutional Realty Shares	N/A	66%	82%	68%
Real Estate Securities Fund	N/A	108%	90%	75%
Global Realty Shares	N/A	93%	78%	76%
International Realty Fund	N/A	92%	75%	76%
Global Infrastructure Fund	N/A	89%	65%	56%
Preferred Securities and Income Fund	N/A	49%	47%	51%
Real Assets Fund	N/A	139%	115%	99%

(1)	The portfolio turnover shown above is for fiscal period from March 1, 2019 to October 31, 2019. Alternative Income Fund’s portfolio turnover for the fiscal year ended February 28, 2019 was 158%.
(2)	Preferred Securities and Income SMA Shares commenced operations on March 1, 2019.
(3)	The increase in turnover over the past fiscal year is attributable to increasing portfolio concentration and portfolio shifts in response to new fiscal and monetary policies.

ORGANIZATION AND DESCRIPTION OF CAPITAL STOCK

Each Fund is a Maryland corporation that is authorized to issue shares of Common Stock, $.001 par value per share, in the following respective amounts:

Fund	Authorized Shares
Low Duration Preferred and Income Fund	1,400,000,000 shares
Class A Shares	200,000,000
Class C Shares	200,000,000
Class F Shares	200,000,000
Class I Shares	400,000,000
Class R Shares	200,000,000
Class Z Shares	200,000,000
Alternative Income Fund	400,000,000 shares
Class A Shares	50,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	150,000,000
Class R Shares	50,000,000
Class Z Shares	50,000,000
Preferred Securities and Income SMA Shares	100,000,000 shares
MLP & Energy Opportunity Fund	1,400,000,000 shares
Class A Shares	200,000,000
Class C Shares	200,000,000
Class F Shares	200,000,000
Class I Shares	400,000,000
Class R Shares	200,000,000
Class Z Shares	200,000,000
Global Infrastructure Fund	400,000,000 shares
Class A Shares	50,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	150,000,000
Class R Shares	50,000,000
Class Z Shares	50,000,000
Global Realty Shares	400,000,000 shares
Class A Shares	50,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	150,000,000
Class R Shares	50,000,000
Class Z Shares	50,000,000
Institutional Realty Shares	250,000,000 shares
International Realty Fund	1,800,000,000 shares
Class A Shares	250,000,000
Class C Shares	250,000,000
Class F Shares	250,000,000
Class I Shares	550,000,000
Class R Shares	250,000,000
Class Z Shares	250,000,000

Fund	Authorized Shares
Preferred Securities and Income Fund	2,200,000,000 shares
Class A Shares	200,000,000
Class C Shares	200,000,000
Class F Shares	200,000,000
Class I Shares	1,200,000,000
Class R Shares	200,000,000
Class Z Shares	200,000,000
Real Assets Fund	1,400,000,000 shares
Class A Shares	200,000,000
Class C Shares	200,000,000
Class F Shares	200,000,000
Class I Shares	400,000,000
Class R Shares	200,000,000
Class Z Shares	200,000,000
Real Estate Securities Fund	900,000,000 shares
Class A Shares	100,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	550,000,000
Class R Shares	50,000,000
Class Z Shares	100,000,000
Realty Shares	700,000,000 shares
Class A Shares	100,000,000
Class C Shares	50,000,000
Class F Shares	50,000,000
Class I Shares	200,000,000
Class L Shares	200,000,000
Class R Shares	50,000,000
Class Z Shares	50,000,000

Realty Shares is currently divided into seven classes as designated as Class A Common Stock, Class C Common Stock, Class F Common Stock, Class I Common Stock, Class L Common Stock, Class R Common Stock, and Class Z Common Stock. Low Duration Preferred and Income Fund, MLP & Energy Opportunity Fund , Global Infrastructure Fund, Global Realty Shares, International Realty Fund, Real Estate Securities Fund, Preferred Securities and Income Fund, Alternative Income Fund and Real Assets Fund are divided into six classes designated as Class A Common Stock, Class C Common Stock, Class F Common Stock, Class I Common Stock, Class R Common Stock and Class Z Common Stock (each of the foregoing Funds is a “Multi-class Fund” and collectively, are the “Multi-class Funds”). Class F Common Stock is currently only available for purchase in Low Duration Preferred and Income Fund, Preferred Securities and Income Fund and Real Estate Securities Fund.

Institutional Realty Shares and Preferred Securities and Income SMA Shares each presently have one class of shares.

Each Fund shall, to the extent permitted by applicable law, have the right, at its option, at any time to redeem shares owned by any shareholder if its Board of Directors has determined that it is in the best interest of the Fund to redeem its shares. The Funds’ shares have no preemptive or conversion rights. With respect to the Multi-class Funds, each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distributions and service fees, which may affect performance, and (ii) each class has exclusive voting rights on any matter submitted to shareholders that affects only that class, including any matter that relates to that class’ Distribution Plan or Distribution and Service Plan and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. With the exceptions noted above for Multi-class Funds, all shares of a Fund have equal voting, dividend, distribution and liquidation rights. All shares of the Funds, when duly issued, will be fully paid and non-assessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares outstanding can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description is subject to the provisions contained in each Fund’s Articles of Incorporation and By-laws as amended and supplemented from time-to-time.

The Board of Directors is authorized to reclassify and issue any unissued shares of a Fund without shareholder approval. Accordingly, in the future, the Board of Directors may create additional series of shares with different investment objectives, policies or restrictions. Any issuance of shares of another class would be governed by the 1940 Act and Maryland law.

With respect to Cohen & Steers Real Assets Fund, Ltd., a wholly-owned subsidiary of Cohen & Steers Real Assets Fund, Inc., CT Corporation System, located at 111 Eighth Avenue, New York, NY 10011, serves as agent in the United States for service of process in any suit, action or proceeding before the Securities and Exchange Commission or any appropriate court.

DEALER REALLOWANCES

(LOW DURATION PREFERRED AND INCOME FUND, ALTERNATIVE INCOME, GLOBAL INFRASTRUCTURE FUND, GLOBAL REALTY SHARES, REALTY SHARES, INTERNATIONAL REALTY FUND, MLP & ENERGY OPPORTUNITY FUND, PREFERRED SECURITIES AND INCOME FUND, REAL ASSETS FUND AND REAL ESTATE SECURITIES FUND ONLY)

With respect to the Multi-class Funds, except Preferred Securities and Income Fund and Low Duration Preferred and Income Fund, dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares, as set forth below:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more	None	None	1.00 †

With respect to Preferred Securities and Income Fund only, dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares, as set forth below:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	3.75%	3.90%	3.25%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	2.00%	2.04%	1.50%
$500,000 but less than $1 million	1.00%	1.01%	1.00%
$1 million or more	None	None	1.00 †

With respect to Low Duration Preferred and Income Fund only, dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares, as set forth below:

Investment Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	2.00%	2.04%	1.75%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.25%	1.27%	1.00%
$500,000 or more	None	None	1.00 †

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.
†	See “Other Information.”

The Distributor receives for its services the difference between the applicable sales charges as a percentage of the offering price and the regular dealer reallowance as a percentage of the offering price.

DISTRIBUTION PLAN

(LOW DURATION PREFERRED AND INCOME FUND, ALTERNATIVE INCOME, GLOBAL INFRASTRUCTURE FUND, GLOBAL REALTY SHARES, REALTY SHARES, INTERNATIONAL REALTY FUND, MLP & ENERGY OPPORTUNITY FUND, PREFERRED SECURITIES AND INCOME FUND, REAL ASSETS FUND AND REAL ESTATE SECURITIES FUND ONLY)

Each Multi-class Fund, except Low Duration Preferred and Income Fund, has adopted a Distribution Plan and related agreements (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a distribution plan adopted by the investment company’s Board of Directors. Under the Distribution Plan, each Fund will pay to the Distributor, as compensation for acting as principal underwriter of a Fund’s shares and as reimbursement of the distribution expenses incurred therewith, a fee at annual rates not to exceed 0.25%, 0.75% and 0.50% of the average daily net assets of each Fund attributable to Class A shares, Class C shares and Class R shares, respectively. With respect to Class A shares, the Distributor may use such amounts to pay various distribution-related expenses, including (i) to make payments to brokers, financial institutions and other financial intermediaries (payee(s)) who have rendered distribution assistance, and (ii) for other expenses such as advertising costs, payments to internal wholesalers and the payment for printing and distribution of Prospectuses to prospective investors. With respect to Class R shares, the Distributor may also use such amounts to pay various shareholder service-related expenses, such as processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

Low Duration Preferred and Income Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution and Service Plan”) which allows the Fund to pay fees for the sale and distribution of its shares and for servicing of shareholder accounts. Under the Distribution and Service Plan, the Fund pays the Distributor a monthly distribution fee at an annual rate not to exceed 0.25% and 0.75% of the average daily net assets attributable to the Fund’s Class A and Class C shares, respectively, for the sale and distribution of its shares. Also under the Distribution and Service

Plan, the Fund may pay the Distributor a monthly service fee at an annual rate of up to 0.10% and 0.25% of the average daily net assets attributable to the Fund’s Class A and Class C shares, respectively, for shareholder account service and maintenance. In addition, the Distribution and Service Plan provides that, for the sale and distribution of its shares and for shareholder account service and maintenance, the Fund pays the Distributor at an annual rate not to exceed 0.50% of the average daily net assets attributable to the Class R shares. The Distributor may use such amounts to pay various distribution-related expenses, including but not limited to: (i) payments to brokers, financial institutions and other financial intermediaries (payee(s)) who have rendered distribution assistance, and (ii) for other expenses such as advertising costs, payments to internal wholesalers and the payment for printing and distribution of Prospectuses to prospective investors. The Distributor may also use such amounts to pay various shareholder service-related expenses, such as processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The Class F, Class I, Class L and Class Z shares do not participate in the Distribution Plan or Distribution and Service Plan. In addition to the amounts required by the Distribution Plan or Distribution and Service Plan, the Distributor and/or the Advisor may, in their discretion, pay additional amounts from their own resources. The Board of Directors has determined that there is a reasonable likelihood the Distribution Plan or Distribution and Service Plan will benefit each Multi-class Fund and its Class A, Class C and Class R shareholders. The expected benefits include greater sales (for Class A, Class C and Class R shares) and lower redemptions of each class of shares, which should allow each class to maintain a consistent cash flow.

For the fiscal years ended: (i) December 31, 2020 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund and MLP & Energy Opportunity Fund; (ii) April 30, 2021 for Low Duration Preferred and Income Fund; (iii) October 31, 2021 for Alternative Income Fund; and (iv) November 30, 2020 for MLP & Energy Opportunity Fund, with respect to the Class A, Class C and Class R shares, each Multi-class Fund paid distribution services fees for expenditures under the Distribution Plan (the Distribution and Service Plan for Low Duration Preferred and Income Fund, which allows the Fund to pay fees for the sale and distribution of its shares and for servicing of shareholder accounts) in the following aggregate amounts.

	Class A Shares	Class C Shares	Class R Shares
Low Duration Preferred and Income Fund	$630,248	$707,887	$1,575
Alternative Income Fund	$41,986	$41,862	$484
MLP & Energy Opportunity Fund	$30,200	$54,496	$1,982
Realty Shares	$28,370	$31,427	$10,110
Real Estate Securities Fund	$1,748,980	$1,080,876	$88,427
Global Realty Shares	$174,708	$115,625	$2,023
International Realty Fund	$125,397	$26,837	$284
Global Infrastructure Fund	$111,289	$72,914	$65
Preferred Securities and Income Fund	$2,325,193	$4,637,859	$12,720
Real Assets Fund	$19,989	$24,269	$276

Under the Distribution Plan and Distribution and Service Plan, the Treasurer for each Multi-class Fund reports quarterly to the Board of Directors the amounts paid under the Distribution Plan and the Distribution and Service Plan. During the continuance of the Distribution Plan and Distribution and Service Plan the selection and nomination of the Independent Directors are at the discretion of the

Independent Directors currently in office. The Distribution Plan and Distribution and Service Plan may be terminated at any time by a vote of the shareholders or by vote of the Independent Directors. The Distribution Plan and Distribution and Service Plan and related agreements may be renewed from year to year if approved by a vote of the majority of the Board of Directors, and by the vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such renewal. The Distribution Plan and Distribution and Service Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Distribution Plan and Distribution and Service Plan must be approved by a vote of the Board of Directors and of the Independent Directors, cast in person at a meeting called for the purpose of such vote.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Fund may not exceed 0.75 of 1% per class. The 6.25% limitation applies to each class of a Multi-class Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

SHAREHOLDER SERVICES PLAN

Each of the Multi-class Funds, except Low Duration Preferred and Income Fund, has adopted a shareholder services plan, pursuant to which each Fund pays the Distributor a fee at an annual rate of up to 0.10% of the average daily net assets of each Fund’s Class A shares, up to 0.25% of the average daily net assets of each Fund’s Class C shares, up to 0.10% of the average daily net assets and each Fund’s Class I shares and up to 0.10% of the average daily net assets of Class L shares for Realty Shares, for shareholder account service and maintenance. Low Duration Preferred and Income Fund has adopted a shareholder services plan for Class I shares pursuant to which the Fund pays the Distributor a fee at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class I shares, for shareholder account service and maintenance. Under these plans, each Fund or the Distributor may enter into agreements with qualified financial institutions to provide shareholder services (such as processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations) and the Distributor is responsible for payment to the financial institutions. Services provided may vary based on the services offered by your financial institution and the class of shares in which you invest.

For the fiscal years ended: (i) December 31, 2020 for each Fund other than Low Duration Preferred and Income Fund, Alternative Income Fund, and MLP & Energy Opportunity Fund; (ii) April 30, 2021 for Low Duration Preferred and Income Fund; (iii) October 31, 2021 for Alternative Income Fund; and

(iv) November 30, 2020 for MLP & Energy Opportunity Fund, each Fund paid fees for expenditures under the shareholder services plan, in the aggregate amount as follows:

	Class A Shares	Class C Shares	Class I Shares
Low Duration Preferred and Income Fund	$0	$0	$1,016,754
Alternative Income Fund	$16,795	$13,954	$32,869
MLP & Energy Opportunity Fund	$12,080	$18,165	$60,576
Realty Shares(1)	$11,348	$10,476	$437,014
Real Estate Securities Fund	$699,592	$360,292	$2,950,920
Global Realty Shares	$69,883	$38,541	$812,449
International Realty Fund	$50,159	$8,946	$364,989
Global Infrastructure Fund	$42,371	$24,305	$216,194
Preferred Securities and Income Fund	$930,077	$1,545,953	$4,056,179
Real Assets Fund	$7,996	$8,090	$70,374

(1)	For the fiscal year ended December 31, 2020, Realty Shares paid fees for expenditures under the shareholder services plan of its Class L shares in the amount of $4,134,931.

Under the shareholder services plans, each Fund’s Treasurer reports quarterly the amounts of the payments. During the continuance of the shareholder services plans the selection and nomination of the Independent Directors are at the discretion of the Independent Directors currently in office.

OTHER INFORMATION

The Advisor and the Distributor may make payments from their own resources to dealers and other financial intermediaries as compensation for distribution, administrative or other services (“Additional Payments”). In the case of Multi-class Funds, these Additional Payments are in addition to the compensation these intermediaries receive from sales commissions, distribution fees and shareholder service fees, as described in the Prospectuses of the Multi-class Funds. With respect to all Funds, these Additional Payments may take the form of, among other things, “due diligence” payments for an intermediary’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of a Fund on an intermediary’s list of mutual funds available for purchase by its customers; “marketing support” fees for providing assistance in promoting the sale of a Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; and fees for sub-accounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing fees and networking and sub-transfer agency fees paid by a Fund. The Additional Payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by a dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the intermediary. The Advisor and Distributor may from time to time pay additional cash or non-cash incentives to intermediaries in connection with the sale of shares of a Fund, subject to applicable FINRA rules. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers, to provide additional compensation to registered representatives who sell shares of a Fund. On some occasions, such cash or non-cash incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Such incentives may include payment for attendance at seminars or payment for occasional meals, sporting events, theater performances or comparable entertainment. Such dealers may elect to receive cash incentives of equivalent amount in lieu of such payments.

As of December 31, 2021, the top dealers and other financial intermediaries and/or their affiliates (which may include broker-dealers) that offered shares of a Fund and received additional payments,

revenue sharing or similar distribution-related payments included: National Financial Services, Charles Schwab & Co., Wells Fargo Advisors, Morgan Stanley, Merrill Lynch, Pershing, UBS Financial, MG Trust, Raymond James Financial and LPL Financial.

REDUCING THE INITIAL SALES CHARGE ON CLASS A SHARES

(LOW DURATION PREFERRED AND INCOME FUND, ALTERNATIVE INCOME, GLOBAL INFRASTRUCTURE FUND, GLOBAL REALTY SHARES, REALTY SHARES, INTERNATIONAL REALTY FUND, MLP & ENERGY OPPORTUNITY FUND, PREFERRED SECURITIES AND INCOME FUND, REAL ASSETS FUND AND REAL ESTATE SECURITIES FUND ONLY)

As discussed in the Prospectus of each Multi-class Fund, the size of the total investment in Class A shares will affect your sales charge. Different financial intermediaries may charge different sales charges. More information on how you can reduce the initial sales charge on Class A shares is available below, from your financial intermediary and in the Appendix to each Fund’s Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries” (the “Appendix”).

Described below are several methods to reduce the applicable sales charge. In order to obtain a reduction in the sales charge, an investor must notify, at the time of purchase, his or her dealer, the Transfer Agent or the Distributor of the applicability of one of the following:

Rights of Aggregation. The size of the total investment applies to the total amount being invested by any “person,” which term includes an individual, his or her spouse and children under the age of 21, a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code) although more than one beneficiary is involved, or any U.S. bank or investment advisor purchasing shares for its investment advisory clients or customers. Any such person purchasing for several accounts at the same time may combine these investments into a single transaction in order to reduce the applicable sales charge.

Rights of Accumulation. The Class A shares may be purchased at a reduced sales charge by a “person” (as defined above) who is already a shareholder of a Fund and/or a shareholder of other Cohen & Steers open-end funds that impose sales charges (“Eligible Funds”) by taking into account not only the amount then being invested, but also the current NAV of the shares of that Fund and other Eligible Funds already held by such person. If the current NAV of the qualifying shares already held plus the NAV of the current purchase exceeds a point in the schedule of sales charges at which the charge is reduced to a lower percentage, the entire current purchase is eligible for the reduced charge. To be entitled to a reduced sales charge pursuant to the Rights of Accumulation, the investor must notify his or her dealer, the Transfer Agent or the Distributor at the time of purchase that he or she wishes to take advantage of such entitlement, and give the numbers of his or her account, and those accounts held in the name of his or her spouse or for a child, and the specific relationship of each such other person to the investor.

Letter of Intention. An investor may also qualify for a reduced sales charge by completing a Letter of Intention (the “Letter”) set forth in the Subscription Agreement attached to the Prospectus or on a separate form for this purpose which is available from the Funds. This enables the investor to aggregate purchases of shares of a Fund and other Eligible Funds during a 13-month period for purposes of calculating the applicable sales charge. All shares of a Fund and other Eligible Funds currently owned by the investor will be credited as purchases toward the completion of the Letter at the greater of their NAV on the date the Letter is executed or their cost. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. For each investment made, the investor must notify his or her dealer, the Transfer Agent or the Distributor that a Letter is on file along with all account numbers associated with the Letter.

The Letter is not a binding obligation on the investor. However, 5% of the amount specified in the Letter will be held in escrow, and if the investor’s purchases are less than the amount specified, the investor will be requested to remit to the Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. However, the sales charge applicable to the investment will in no event be higher than if the shareholder had not submitted a Letter.

Sales at Net Asset Value. Class A shares of a Fund may be sold at NAV (i.e., without a sales charge) (i) to registered representatives or employees (and their Immediate Families, as defined below) of authorized dealers, or to any trust, pension, profit-sharing or other benefit plan for only such persons, (ii) to banks or trust companies or their affiliates when the bank, trust company, or affiliate is authorized to make investment decisions on behalf of a client, (iii) to investment advisors and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (iv) to clients of such investment advisors and financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker, agent, investment advisor or financial institution, (v) to certain financial institutions and third-party recordkeepers and/or administrators who have agreements with the Distributor with respect to such purchases, and who buy shares for their accounts on behalf of investors in retirement plans and deferred compensation plans, and (vi) to financial intermediaries who are compensated by their clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or who have entered into an agreement with the Distributor to offer shares through a no-load network or platform, or through a self-directed investment brokerage account program that may or may not charge a transaction fee to its clients. “Immediate Families” refers to such person’s spouse or life partner, parents, grandparents, and children and grandchildren (including step and adoptive relationships). Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent. Class A shares of the Fund may also be sold at NAV to current officers, directors and employees (and their Immediate Families) of a Fund, the Advisor and its affiliates, Distributor, employees (and their Immediate Families) of certain firms providing services to a Fund (such as the custodian and Transfer Agent), and to any trust, pension, profit-sharing or other benefit plan for only such persons. IRAs are not eligible to purchase Class A shares at NAV.

CONTINGENT DEFERRED SALES CHARGES

(LOW DURATION PREFERRED AND INCOME FUND, ALTERNATIVE INCOME, GLOBAL INFRASTRUCTURE FUND, GLOBAL REALTY SHARES, REALTY SHARES, INTERNATIONAL REALTY FUND, MLP & ENERGY OPPORTUNITY FUND, PREFERRED SECURITIES AND INCOME FUND, REAL ASSETS FUND AND REAL ESTATE SECURITIES FUND ONLY)

CLASS A SHARES

With respect to purchases of $1,000,000 or more for each Multi-class Fund except Low Duration Preferred and Income Fund, and purchases of $500,000 or more for Low Duration Preferred and Income Fund, Class A shares redeemed on or before the one-year anniversary date of their purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under “Contingent Deferred Sales Charges—Class C Shares.” In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge.

Proceeds from the contingent deferred sales charge on Class A shares are paid to the Distributor and are used by the Distributor to defray expenses of the Distributor related to providing distribution-related services to a Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or financial intermediaries for selling Class A shares.

CLASS C SHARES

Class C shares that are redeemed on or before the one-year anniversary date of their purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan due to the shareholder reaching the qualified age pursuant to the Code, or (iii) that had been purchased by present or former Directors of a Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative. Different financial intermediaries may charge different sales charges. More information on how you can reduce your contingent deferred sales charge is available from your financial intermediary and in the Appendix to each Fund’s prospectus.

In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of any shares held longest during the time they are subject to the sales charge.

Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to a Fund in connection with the sale of the Class C shares, such as the payment of compensation to dealers and financial intermediaries for selling Class C shares and for providing shareholder services. The contingent deferred sales charge paid to the Distributor may exceed the amounts paid by the Distributor to dealers and financial intermediaries.

AUTOMATIC CONVERSION OF CLASS C SHARES

With the exception of Class C shares held through certain intermediaries, Class C shares of a Fund automatically convert to Class A shares of the same Fund on a monthly basis approximately eight years after the original date of purchase (the “Conversion Date”), thus reducing future annual expenses. Conversions will take place based on the relative NAV of the two classes, without the imposition of any sales charge (including a CDSC), fee or other charge. Automatic conversions of Class C shares to Class A shares are expected to constitute a tax-free exchange for federal income tax purposes.

Class C shares of a Fund acquired through a reinvestment of dividends and distributions automatically convert to Class A shares of the same Fund on the Conversion Date for the Class C shares with respect to which they were acquired. For Class C shares of a Fund held through a financial intermediary, it is the financial intermediary’s (and not the Fund’s) responsibility to ensure that the investor is credited with the proper holding period. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. For example, the automatic conversion of Class C shares to Class A shares may not apply to shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares with a Fund in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

The Funds have no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth in the Appendix to each Fund’s Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries”. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of your Class C shares to Class A shares.

CLASS F, CLASS I, CLASS L, CLASS R AND CLASS Z SHARES

Class F, Class I, Class L, Class R and Class Z shares are not subject to a contingent deferred sales charge. However, Class F shares are currently only available in Low Duration Preferred and Income Fund, Preferred Securities and Income Fund and Real Estate Securities Fund and Class L shares are only available in Realty Shares. Please see the Prospectus of each Multi-class Fund for a further discussion of these share classes.

FUND REORGANIZATIONS

Shares of a Fund (Class A for Multi-class Funds) may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any contingent deferred sales charge or redemption fee will be waived in connection with the redemption of shares of a Fund if that Fund is combined with another Cohen & Steers mutual fund, or in connection with a similar reorganization transaction.

SIGNATURE GUARANTEES

In addition to the circumstances listed in that Fund’s Prospectus, a Multi-class Fund requires signature guarantees for the following:

1. When shares are transferred to a new owner.

2. When certificated (issued) shares are redeemed, exchanged or transferred.

3. To establish any ACH service or to amend banking information on an existing ACH service.*

4. When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established prior to the transaction request.

5. When an address is updated on an account which has been coded “Do Not Mail” because mail has been returned as undeliverable. A mailing address and residential address must be provided.*

6. For any other instance whereby a Fund or its transfer agent deems it necessary as a matter of prudence.

*

For items 3 and 5, a Signature Validation Program stamp (“SVP”) will be accepted from any member of the Securities Transfer Agent Medallion Signature Program (“STAMP”) in lieu of a medallion signature guarantee. When using SVP to change banking instructions, a shareholder must wait 30 days from the date of the change before redeeming shares to the newly updated bank file; however, using a STAMP 2000 Medallion signature guarantee will not cause such a delay.

Each Fund reserves the right to require that instructions for any other transactions be in writing, signed by all owners, and signature guaranteed.

A Fund will accept a signature guarantee from its principal underwriter, or any eligible guarantor institution (including any bank, savings association, credit union, exchange, or broker firm) that is a member of the STAMP, the New York Exchange Medallion Signature Program, or the Stock Exchanges Medallion Program. The surety bond coverage amount of the guarantee must equal or exceed the amount of the transaction or transactions that are being authorized. If more than one signature is required, each signature must be signature guaranteed. A Fund will not accept a signature guarantee that has been amended or limited in any way. Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.

The signature guarantee requirements do not apply to transactions or instructions that are communicated to a Fund through NSCC Fund/SERV or Networking by broker-dealers or other financial institutions that have entered into a Fund/SERV or Networking Agreement with a Fund or a Fund’s agent. Broker-dealers and other institutions that process transactions through Fund/SERV or Networking are responsible for obtaining the permission of their clients to process such transactions and for ensuring that such transactions are processed properly. A Fund does not have any responsibility for obtaining any documentation from such financial institutions to demonstrate that their clients have authorized the transactions or instructions.

The signature guarantee policies of the Funds may be amended at any time without prior notice.

PURCHASES AND REDEMPTIONS IN-KIND

Purchases In-Kind. Each Fund may, at the sole discretion of the Advisor, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) be consistent with the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.

Redemptions In-Kind. The Fund may meet all or a portion of your redemption proceeds with readily marketable portfolio securities of the Fund transferred into your name (“in-kind”) in the following circumstances: (i) if the Advisor believes that stressed economic conditions exist or (ii) if the Advisor otherwise determines that meeting redemption requests by selling portfolio securities or using cash on hand would be detrimental to the best interests of the Fund and remaining shareholders. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash.

Each Fund has filed an election under Rule 18f-1 under the 1940 Act committing a Fund to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund’s NAV measured as of the beginning of such 90-day period.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUND

Each Fund has elected or intends to elect to be treated as, and intends to qualify annually as, a regulated investment company (“RIC”) under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to a RIC, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain

“qualified publicly traded partnerships” (as defined below); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other RICs and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more qualified publicly traded partnerships.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test described in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (ii) above.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains.

A Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs.

In certain circumstances, it may be difficult for a Fund to meet the 90% gross income test and the diversification test described above. If a Fund were to fail to meet either of these tests, or the distribution test described above, the Fund could in some cases cure such failure, including in the case of a gross income test failure, by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be treated as qualified dividend income in the case of individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of Fund shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely significantly reduce a Fund’s investment return to its shareholders.

If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of a shareholder’s Fund shares will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 (or November 30 or December 31 if a Fund is eligible to elect and so elects), and (3) any ordinary income and capital gain net income for previous years that was not distributed during those years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or November 30, if a RIC makes the election referred to above)

generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for purposes of the excise tax, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. Capital loss carryforwards will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. Each Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

DISTRIBUTIONS

Dividends paid out of a Fund’s current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to a U.S. shareholder as ordinary income.

Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in its investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gains and taxed to individuals at reduced rates. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The Fund may report certain dividends as derived from “qualified dividend income” which, when received by an individual, will be taxed at the reduced rates applicable to net long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income that is eligible for taxation at net long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (“PFIC”). Dividends paid by REITs will generally not qualify as qualified dividend income.

If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholder. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in a MLP will currently not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from a Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in a MLP.

Dividends received by corporate shareholders may qualify for the dividends-received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations (other than REITs) and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by a Fund is treated as a dividend. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the

Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions on Fund shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when a Fund’s NAV also reflects unrealized losses.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by that Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits in any taxable year will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of a Fund.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of shares of a Fund which a shareholder holds as a capital asset, including an exchange of shares in a Fund for shares of another Fund or another Cohen & Steers fund, such shareholder will generally realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. A shareholder who exchanges shares in a Fund for shares of another Fund or another Cohen & Steers fund will have a tax basis in the newly-acquired fund shares equal to the cost of such newly acquired shares, and will begin a new holding period for U.S. federal income tax purposes.

If a shareholder exchanges shares in a Fund held for not more than 90 days for shares in another Fund or another Cohen & Steers fund pursuant to a reinvestment right, the sales charge incurred in the purchase of the Fund shares exchanged may not be added to the tax basis in determining gain or loss for U.S. federal income tax purposes to the extent an otherwise applicable sales charge on the purchase of the newly-acquired shares is reduced pursuant to the reinvestment right. Instead, the sales charge for the exchanged fund shares shall be added to the cost basis of the newly-acquired shares for purposes of determining gain or loss on the disposition of such newly-acquired fund shares, if such newly-acquired fund shares are not disposed of in a similar exchange transaction within 90 days. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received by the shareholder with respect to such shares.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.

If a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Significant penalties may be imposed upon a failure to comply with this requirement. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

MEDICARE TAX ON NET INVESTMENT INCOME

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

NATURE OF THE FUNDS’ INVESTMENTS

Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat Fund investments as producing income that is not qualifying income for purposes of the 90% gross income requirement, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (v) cause a Fund to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the time at which a purchase or sale of stock or securities is deemed to occur, and (vii) adversely alter the characterization for U.S. federal income tax purposes of certain complex financial transactions.

The U.S. federal income tax treatment of certain Fund investments is unclear with respect to the timing and character of income recognized by a Fund. An adverse determination by the IRS could require a Fund to purchase or sell securities or to make additional distributions in order to comply with the tax rules applicable to RICs. Further, the application of the diversification, gross income and distribution requirements for treatment as a RIC under the Code can be unclear with respect to certain investments. As a result, there can be no assurance that each Fund will be able to maintain its status as a RIC.

DEBT OBLIGATIONS PURCHASED AT A DISCOUNT

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the obligation during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury Department has issued final regulations providing that this rule does not apply to the accrual of market discount. If this rule were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods a Fund elects.

If a Fund holds the foregoing kinds of securities or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

DEBT OBLIGATIONS PURCHASED AT A PREMIUM

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

HIGHER-RISK AND HIGH-YIELD OBLIGATIONS

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Funds when, as and if they invest in such securities, in order to seek to ensure that they distribute sufficient income to preserve their status as RICs and do not become subject to U.S. federal income or excise tax.

OPTIONS, FUTURES AND OTHER DERIVATIVE AND HEDGING TRANSACTIONS

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by a Fund will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above, a Fund’s transactions in derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability so to qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

INVESTMENT IN NON-U.S. SECURITIES

Investment income and proceeds received by a Fund from sources within foreign countries may be subject to foreign taxes. The United States has entered into tax treaties with many foreign countries, which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid by the Fund. If the Fund is eligible to elect and so elects, (i) each shareholder will be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) each shareholder will be treated as having paid his or her pro rata share of such foreign taxes and will therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both), and (iii) for purposes of the foreign tax credit limitation rules of the Code, each shareholder will treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. In certain circumstances, a shareholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow through. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if the Fund is eligible to make such an election for a given year, it may determine not to do so. If the Fund is not eligible to or does not make such election, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund; in such case, such foreign taxes would nonetheless reduce the Fund’s taxable income. Each shareholder should consult his or her own tax adviser regarding the potential application of foreign tax credits.

The tax status of certain non-U.S. entities in which a Fund may invest is unclear; an adverse determination by the IRS could alter the timing and character of a Fund’s income from such investments, as well as the application of the income, diversification and distribution requirements for RIC qualification.

FOREIGN CURRENCY TRANSACTIONS

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income, receivables, expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the re-characterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

BOOK/TAX DIFFERENCES

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to either qualify as a RIC that is accorded special tax treatment or to eliminate a Fund-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. In such an event, to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

INVESTMENTS IN MORTGAGE-RELATED SECURITIES

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”). See “Investment by Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

INVESTMENT IN THE SUBSIDIARY

The Real Assets Fund’s ability to make direct and indirect investments in certain of the asset classes described herein, including but not limited to commodities and commodity-linked instruments, is limited by the Fund’s intention to qualify as a RIC under the Code and can bear on the Fund’s ability to qualify as such; if the Fund does not appropriately limit such investments or if such investments are re-characterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investments in the Subsidiary are intended to provide additional exposure to commodities, gold and other precious metals while allowing the Fund to satisfy the requirements applicable to RICs. See also Controlled Foreign Corporations below.

CONTROLLED FOREIGN CORPORATIONS

A U.S. person, such as a Fund, who owns (directly, indirectly, or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. The Real Assets Fund will be a U.S. Shareholder and the Subsidiary will be a CFC; it is also possible that another Fund will be a U.S. Shareholder in a CFC. As a U.S. Shareholder, the Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” for the CFC’s taxable year ending within the Fund’s taxable year, whether or not such income is actually distributed by the CFC. Subpart F income generally includes, among other things, interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent that the Real Assets Fund or another Fund invests in the Subsidiary and recognizes Subpart F income in excess of actual cash distributions from the Subsidiary, if any, it may be required to sell assets in its portfolio (including when it is not advantageous to do so) to meet its distribution requirement. If the Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, it would be subject to taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to pay substantial taxes, penalties, and interest, and to make substantial distributions, in order to re-qualify for such special tax treatment.

PASSIVE FOREIGN INVESTMENT COMPANIES

Investments treated as equity investments for U.S. federal income tax purposes that a Fund makes in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

INVESTMENTS IN OTHER REGULATED INVESTMENT COMPANIES

A Fund’s investments in shares of a mutual fund, ETF or another company that qualifies as a RIC (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report to its shareholders a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report to its shareholders its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

INVESTMENTS IN MASTER LIMITED PARTNERSHIPS AND CERTAIN NON-U.S. ENTITIES

A Fund’s ability to make direct and indirect investments in MLPs and certain non-U.S. entities treated as pass-through entities or as transparent for U.S. income tax purposes is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are re-characterized for U.S. federal income tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, a Fund is permitted to have no more than 25% of the value of its total assets invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in qualified publicly traded partnerships, including MLPs.

BACKUP WITHHOLDING

A Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide that Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

INVESTMENT BY TAX-EXEMPT INVESTORS

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

FOREIGN SHAREHOLDERS

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.

If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors. Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than 10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, and (ii) gains realized on the disposition of USRPIs by a Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund.

Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

The Funds generally do not expect shares of a Fund to be considered USRPIs.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

The Funds no longer accept investments from investors with non-U.S. addresses as well as dealer-controlled accounts designated as foreign accounts (“Restricted Accounts”). Existing Restricted Accounts can remain in a Fund, but will be prohibited from making further investments into their accounts. U.S. Armed Forces and Diplomatic post office addresses abroad will be treated as U.S. addresses and are able to invest in the Fund. For more information, please call (800) 437-9912.

SHAREHOLDER REPORTING WITH RESPECT TO FOREIGN FINANCIAL ACCOUNTS

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

OTHER REPORTING AND WITHHOLDING REQUIREMENTS

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the required information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends. The IRS and Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

OTHER TAXATION

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ropes & Gray LLP, located at 1211 Avenue of the Americas, New York, NY 10036-8704, serves as counsel to each Fund. PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, has been appointed as the independent registered public accounting firm for each Fund.

FINANCIAL STATEMENTS

The audited financial statements for Low Duration Preferred and Income Fund for the fiscal year ended April 30, 2021 are incorporated by reference to this SAI from the Fund’s Annual Report dated April 30, 2021.

The audited financial statements for Alternative Income Fund and Preferred Securities and Income SMA Shares for the fiscal year ended October 31, 2021 are incorporated by reference to this SAI from each Fund’s Annual Report dated October 31, 2021.

The audited financial statements for MLP & Energy Opportunity Fund for the fiscal year ended November 30, 2020 are incorporated by reference to this SAI from the Fund’s Annual Report dated November 30, 2020.

The audited financial statements for each of Global Infrastructure Fund, Global Realty Shares, Institutional Realty Shares, International Realty Fund, Preferred Securities and Income Fund, Real Estate Securities Fund, Realty Shares and Real Assets Fund for the fiscal year ended December 31, 2020, are incorporated by reference to this SAI from each Fund’s Annual Report dated December 31, 2020.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES FOR THE ADVISOR, CNS ASIA AND CNS UK

A. Responsibility. The Advisor and the Subadvisors shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Advisor and the Subadvisors seek to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor and the Subadvisors seek to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Advisor and the Subadvisors follow the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, the Advisor and the Subadvisors shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•

In exercising voting rights on behalf of clients, the Advisor and the Subadvisors shall conduct itself in the same manner as if the Advisor and the Subadvisors were the beneficial owners of the securities.

•	To the extent reasonably possible, the Advisor and the Subadvisors shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	The Advisor and the Subadvisors, and their respective officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.

Set forth below are general guidelines followed by the Advisor and the Subadvisors in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor and the Subadvisors shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Advisor and the Subadvisors may consider the views of third parties, the Advisor and the Subadvisors shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor and the Subadvisors shall consider both short-term and long-term views about a company’s business and prospects, especially in light of its projected holding period on the stock (e.g., the Advisor may discount long-term views on a short-term holding).

BOARD AND DIRECTOR PROPOSALS

VOTING FOR DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, the Advisor and the Subadvisors consider the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•

Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•

Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;

•	In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;

•	If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes;(1)

•	Whether the nominee has a material related party transaction or a material conflict of interest with the company;

•	Whether the nominee (or the entire board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•	Material failures of governance, stewardship, risk oversight(2), or fiduciary responsibilities at the company; and

•

Actions related to a nominee’s service on other boards that raise substantial doubt about such nominee’s ability to effectively oversee management and serve the best interests of shareholders at any company.

[1]

For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.

[2]

Examples of failures of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by employees or directors of a company; or significant pledging of company stock in the aggregate by officers and directors of a company.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.

NON-DISCLOSURE OF BOARD NOMINEES

The Advisor and the Subadvisors generally vote against the election of director nominees if the names of the nominees are not disclosed prior to the meeting. However, the Advisor and Subadvisors recognize that companies in certain emerging markets may have legitimate reasons for not disclosing nominee names. In such cases, if a company discloses a legitimate reason why such nominee names have not been disclosed, the Advisor and Subadvisors may vote for the nominees even if nominee names are not disclosed.

MAJORITY VOTE REQUIREMENT FOR DIRECTORS

The Advisor and the Subadvisors generally vote for proposals asking for the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.

SEPARATION OF CHAIRMAN AND CEO

The Advisor and the Subadvisors generally vote for proposals to separate the CEO and chairman positions. However, the Advisor and the Subadvisors do recognize, that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.

INDEPENDENT CHAIRMAN

The Advisor and the Subadvisors review on a case-by-case basis, proposals requiring the chairman’s position to be filled by an independent director, taking into account the company’s current board leadership and governance structure; company performance, and any other factors that may be relevant.

LEAD INDEPENDENT DIRECTOR

In cases where the CEO and chairman roles are combined or the chairman is not independent, the Advisor and the Subadvisors vote for the appointment of a lead independent director.

BOARD INDEPENDENCE

The Advisor and the Subadvisors believe that boards should have a majority of independent directors. Therefore, the Advisor and the Subadvisors vote for proposals that require the board to be comprised of a majority of independent directors.

Generally, the Advisor and the Subadvisors consider a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.

In addition, the Advisor and the Subadvisors generally consider a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict, and has not been employed by the company in an executive capacity.

BOARD SIZE

The Advisor and the Subadvisors generally vote for proposals to limit the size of the board to 15 members or less.

CLASSIFIED BOARDS

The Advisor and the Subadvisors generally vote in favor of shareholder proposals to declassify a board of directors. In voting on proposals to declassify a board of directors, the Advisor and the Subadvisors evaluate all facts and circumstances, including whether: (i) current management and board have a history of making good corporate and strategic decisions and (ii) the proposal is in the best interests of shareholders.

TIERED BOARDS (NON-U.S.)

The Advisor and the Subadvisors generally vote in favor of unitary boards as opposed to tiered board structures. The Advisor and Subadvisors believe that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

INDEPENDENT COMMITTEES

The Advisor and the Subadvisors vote for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.

ADOPTION OF A BOARD WITH AUDIT COMMITTEE STRUCTURE (JAPAN)

The Advisor and the Subadvisors generally vote for article amendments to adopt a board with an audit committee structure unless the structure obstructs shareholders’ ability to submit proposals on income allocation related issues or the company already has a 3-comittee (U.S. style) structure.

NON-DISCLOSURE OF BOARD COMPENSATION

The Advisor and the Subadvisors generally vote against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, the Advisor and the Subadvisors recognize that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, the Advisor and the Subadvisors may vote for the nominees even if compensation is not disclosed.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

The Advisor and the Subadvisors vote in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the laws of the jurisdiction of formation. The Advisor and the Subadvisors also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. The Advisor and the Subadvisors vote against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.

DIRECTORS’ LIABILITY (NON-U.S.)

These proposals ask shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).

The Advisor and Subadvisors will generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless the board is not fulfilling its fiduciary duties as evidenced by:

•	A lack of oversight or actions by board members that amount to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

•

Any legal issues (e.g., civil/criminal) aimed to hold the board liable for past or current actions that constitute a breach of trust, such as price fixing, insider trading, bribery, fraud, or other illegal actions; or

•	Other egregious governance issues where shareholders are likely to bring legal action against the company or its directors.

DIRECTORS’ CONTRACTS (NON-U.S.)

Best market practice about the appropriate length of directors’ service contracts varies by jurisdiction. As such, the Advisor and the Subadvisors generally vote these proposals on a case-by-case basis taking into account the best interests of the company and its shareholders and local market practice.

COMPENSATION PROPOSALS

VOTES ON EXECUTIVE COMPENSATION

“Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.

The Advisor and the Subadvisors generally vote against circumstances where there are an unacceptable under of problematic pay practices including:

•	Poor linkage between executive pay and company performance and profitability;

•

The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group;

•	A lack of proportionality in the plan relative to the company’s size and peer group.

ADDITIONAL DISCLOSURE OF EXECUTIVE AND DIRECTOR PAY

The Advisor and Subadvisors generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

FREQUENCY OF SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION

The Advisor and Subadvisors generally vote for annual shareholder advisory votes to approve executive compensation.

GOLDEN PARACHUTES

In general, the Advisor and the Subadvisors vote against golden parachutes because they impede potential takeovers that shareholders should be free to consider. The Advisor and the Subadvisors oppose the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.

In the context of an acquisition, merger, consolidation, or proposed sale, the Advisor and the Subadvisors vote on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result to a vote against include:

•	Potentially excessive severance payments;

•	Agreements that include excessive excise tax gross-up provisions;

•	Single-trigger payments upon a change in control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of CIC that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

NON-EXECUTIVE DIRECTOR REMUNERATION (NON-U.S.)

The Advisor and the Subadvisors generally evaluate these proposals on a case-by-case basis taking into account the remuneration mix and the adequacy of the disclosure. The Advisor and Subadvisors believe that non-executive directors should be compensated with a mix of cash and equity to align their interests with the interests of shareholders. The details of such remuneration should be fully disclosed and provided with sufficient time for us to consider our vote.

APPROVAL OF ANNUAL BONUSES FOR DIRECTORS AND STATUTORY AUDITORS (JAPAN)

The Advisor and the Subadvisors generally supports the payment of annual bonuses to directors and statutory auditors except in cases of scandals or extreme underperformance.

EQUITY COMPENSATION PLANS

Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:

•

Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company’s estimated shareholder value transfer (SVT) in relation to peers, considering:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Automatic single-triggered award vesting upon CIC;

•	Discretionary vesting authority;

•	Liberal share recycling on various award types; and

•	Minimum vesting period for grants made under the plan.

•	Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements for most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy; and

•	Whether the company has established post exercise/vesting share-holding requirements.

The Advisor and the Subadvisors generally vote against compensation plan proposals if the combination of factors indicates that the plan overall is not in the interests of shareholders, or if any of the following apply:

•	Awards may vest in connection with a liberal CIC;

•	The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;

•	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•	Any other plan features that are determined to have a significant negative impact on shareholder interests.

EQUITY COMPENSATION PLANS (NON-U.S.)

The Advisor and Subadvisors evaluate these proposals on a case-by-case basis. Share option plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiration dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should be fully expenses so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be disclosed to shareholders.

LONG-TERM INCENTIVE PLANS (NON-U.S.)

A long-term incentive plan refers to any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

The Advisor and the Subadvisors evaluate these proposals on a case-by-case basis. The Advisor and Subadvisors generally vote in favor of plans with robust incentives and challenging performance criteria that are fully disclosed to shareholders in advance and vote against plans that are excessive or contain easily achievable performance metrics or where there is excessive discretion delegated to remuneration committees. The Advisor and Subadvisors would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the plan participants. The Advisor and Subadvisors will also vote against proposals that lack sufficient disclosure.

TRANSFERABLE STOCK OPTIONS

The Advisor and the Subadvisors evaluate on a case-by-case basis, proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

The Advisor and the Subadvisors vote to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.

EMPLOYEE STOCK PURCHASE PLANS

The Advisor and the Subadvisors vote for the approval of employee stock purchase plans, although the Advisor and the Subadvisors generally believe the discounted purchase price should not exceed 15% of the current market price.

401(K) EMPLOYEE BENEFIT PLANS

The Advisor and the Subadvisors vote for proposals to implement a 401(k) savings plan for employees.

PENSION ARRANGEMENTS (NON-U.S.)

The Advisor and Subadvisors evaluate these proposals on a case-by-case basis. Pension arrangements should be transparent and cost-neutral to shareholders. The Advisor and Subadvisors believe it is inappropriate for executives to participate in pension arrangements that are materially different than those offered to other employees (such as continuing to participate in a final salary arrangement when employees have been transferred to a money purchase plan). One-off payments into individual director’s pension plans, changes to pension entitlements, and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

STOCK OWNERSHIP REQUIREMENTS

The Advisor and the Subadvisors support proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

STOCK HOLDING PERIODS

The Advisor and the Subadvisors generally vote against proposals requiring executives to hold stock received upon option exercise for a specific period of time.

RECOVERY OF INCENTIVE COMPENSATION

The Advisor and the Subadvisors generally vote for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.

CAPITAL STRUCTURE CHANGES AND ANTI-TAKEOVER PROPOSALS

INCREASE TO AUTHORIZED SHARES

The Advisor and the Subadvisors generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

BLANK CHECK PREFERRED STOCK

The Advisor and the Subadvisors generally vote against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. The Advisor and the Subadvisors may vote in favor of these proposals if the Advisor and the Subadvisors receive reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.

PRE-EMPTIVE RIGHTS

The Advisor and the Subadvisors generally vote against the issuance of equity shares with pre-emptive rights. However, the Advisor and the Subadvisors may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking in to account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While the Advisor and the Subadvisors prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, the Advisor and the Subadvisors will approve issuance requests with pre-emptive rights.

DUAL CLASS CAPITALIZATIONS

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure. The Advisor and the Subadvisors support the one-share, one-vote principle for voting.

RESTRUCTURINGS/RECAPITALIZATIONS

The Advisor and the Subadvisors review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, the Advisor and the Subadvisors consider the following issues:

•	Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in control: will the transaction result in a change in control of the company?

•	Bankruptcy: generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS

The Advisor and the Subadvisors generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.

The Advisor and the Subadvisors will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

TARGETED SHARE PLACEMENTS

The Advisor and the Subadvisors vote these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.

SHAREHOLDER RIGHTS PLANS

The Advisor and the Subadvisors reviews proposals to ratify shareholder rights plans on a case-by-case basis taking into consideration the length of the plan.

SHAREHOLDER RIGHTS PLANS (JAPAN)

The Advisor and Subadvisors review these proposals on a case-by-case basis examining not only the features of the plan itself but also factors including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.

REINCORPORATION PROPOSALS

Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, the Advisor and the Subadvisors review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.

VOTING ON STATE TAKEOVER STATUTES

The Advisor and the Subadvisors review on a case-by-case basis, proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these shareholder proposals, the Advisor and the Subadvisors take into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

MERGERS AND CORPORATE RESTRUCTURINGS

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.

The Advisor and the Subadvisors vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

NONFINANCIAL EFFECTS OF A MERGER OR ACQUISITION

Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor and the Subadvisors generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.

SPIN-OFFS

The Advisor and the Subadvisors evaluate spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

The Advisor and the Subadvisors evaluate asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the assets, and potential elimination of diseconomies.

LIQUIDATIONS

The Advisor and the Subadvisors evaluate liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

ISSUANCE OF DEBT (NON-U.S.)

The Advisor and Subadvisors evaluate these proposals on a case-by-case basis. Reasons for increased bank borrowing powers are numerous and varied, including allowing for normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. We generally vote in favor of proposals that will enhance a company’s long-term prospects. We vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, issuances that would result in the company reaching an unacceptable level of financial leverage or a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

AUDITOR PROPOSALS

RATIFICATION OF AUDITORS

The Advisor and the Subadvisors generally vote for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;

•	the auditors are being changed without explanation; or

•	fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set in local best practice recommendations or law.

Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

AUDITOR ROTATION

The Advisor and the Subadvisors evaluate auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

AUDITOR INDEMNIFICATION

The Advisor and the Subadvisors generally vote against auditor indemnification and limitation of liability. However, the Advisor and the Subadvisors recognize there may be situations where indemnification and limitations on liability may be appropriate.

ANNUAL ACCOUNTS AND REPORTS (NON-U.S.)

Annual reports and accounts should be detailed and transparent and should be submitted to shareholders for approval in a timely manner as prescribed by law. They should meet accepted reporting standards such as those prescribed by the International Accounting Standards Board (IASB).

The Advisor and Subadvisors approve proposals relating to the adoption of annual accounts provided that:

•	the report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;

•	the report complies with legal and regulatory requirements and best practice provisions in local markets;

•	the company discloses which portion of the remuneration paid to the external accountnt relates to auditing activities and which portion relates to non-auditing advisory assignments;

•	a report on the implementation of risk management and internal control measures is incorporated, inclusing an in-control statement from company management;

•

a report should include a statement of compliance with relevant codes of best practice for markets where they exist (e.g. for UK companies a statement of compliance with the Corporate Governance Code should be made, together with detailed explanations about any area(s) of non-compliance);

•	a conclusive response is given to all queries from shareholders; and

•	other concerns about corporate governance have not been identified.

APPOINTMENT OF INTERNAL STATUTORY AUDITOR (JAPAN)

The Advisor and Subadvisors evaluate these proposals on a case-by-case basis taking into account the work history of each nominee. If the nominee is designated as independent but has worked the majority of his or her career for one of the company’s major shareholders, lenders, or business partners, we consider the nominee affiliated and will withhold support.

SHAREHOLDER ACCESS AND VOTING PROPOSALS

PROXY ACCESS

The Advisor and the Subadvisors review proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. The Advisor and the Subadvisors generally support proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.

BYLAW AMENDMENTS

The Advisor and the Subadvisors vote on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, the Advisor and Subadvisors generally support proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.

REIMBURSEMENT OF PROXY SOLICITATION EXPENSES

In the absence of compelling reasons, the Advisor and the Subadvisors will generally not support such proposals.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

The Advisor and the Subadvisors vote on a case-by-case basis on proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

The Advisor and the Subadvisors generally vote against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

The Advisor and the Subadvisors generally vote for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While the Advisor and the Subadvisors recognize the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to management of the company.

CUMULATIVE VOTING

Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a company. However, the Advisor and the Subadvisors acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, the Advisor and the Subadvisors evaluate all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

SUPERMAJORITY VOTE REQUIREMENTS

The Advisor and the Subadvisors generally support proposals that seek to lower supermajority voting requirements.

CONFIDENTIAL VOTING

The Advisor and the Subadvisors vote for proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that dissident groups honor its confidential voting policy in the case of proxy contests.

DATE/LOCATION OF MEETING

The Advisor and the Subadvisors vote against shareholder proposals to change the date or location of the shareholders’ meeting.

ADJOURN MEETING IF VOTES ARE INSUFFICIENT

The Advisor and the Subadvisors generally vote against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

DISCLOSURE OF SHAREHOLDER PROPONENTS

The Advisor and the Subadvisors vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

ENVIRONMENTAL AND SOCIAL PROPOSALS

The Advisor and the Subadvisors believe that well-managed companies should be evaluating and assessing how environmental and social matters may enhance or protect shareholder value. However, because of the diverse nature of environmental and social proposals, we evaluate these proposals on a case-by-case basis. The principles guiding the evaluation of these proposals are whether implementation of a proposal is likely to enhance or protect shareholder value and whether a proposal can be implemented at a reasonable cost.

ENVIRONMENTAL PROPOSALS

The Advisors and Subadvisors acknowledge that environmental considerations can pose significant investment risks and opportunities. Therefore, we generally vote in favor of proposals requesting a company disclose information that will aid in the determination of shareholder value creation or destruction, taking into consideration the following factors:

•	Whether the issues presented have already been effectively dealt with through governmental regulation or legislation;

•	Whether the disclosure is available to shareholders from the company or from a publicly available source; and

•	Whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

SOCIAL PROPOSALS

The Advisors and Subadvisors believe board and workforce diversity are beneficial t the decision-making process and can enhance long-term profitability. Therefore, we generally vote in favor of proposals that seek to increase board and workforce diversity. We vote all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.

MISCELLANEOUS PROPOSALS

BUNDLED PROPOSALS

The Advisor and the Subadvisors review on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, the Advisor and the Subadvisors examine the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, the Advisor and the Subadvisors vote against such proposals. If the combined effect is positive, the Advisor and the Subadvisors support such proposals. In the case of bundled director proposals, the Advisor and the Subadvisors will vote for the entire slate only if the Advisor and the Subadvisors would have otherwise voted for each director on an individual basis.

OTHER BUSINESS

Cohen & Steers generally vote against proposals to approve other business where the Advisor and the Subadvisors cannot determine the exact nature of the proposal(s) to be voted.

APPENDIX B

RATING CATEGORIES

The following is a description of certain ratings assigned by Standard & Poor (“S&P”), Moody’s and Fitch Ratings (“Fitch”).

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment;

•	capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation, and the promise we impute;

•

protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

An “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within any stated grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings Definitions

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

•	amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s

Long-Term Obligation Ratings and Definitions

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

Obligations rated “B” are considered speculative and are subject to high credit risk.

Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Corporate Finance Obligations—Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity’s issuer rating.

AAA: Highest credit quality: “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality: “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality: “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality: “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative: “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk: Default is a real possibility.

CC: Very high levels of credit risk: Default of some kind appears probable.

C: Exceptionally high levels of credit risk: Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default: “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a distressed debt exchange on one or more material financial obligations.

D: Default: “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “B.”

Structured, Project & Public Finance Obligations—Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality: “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality: “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality: “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality: “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative: “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative: “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk: “C” indicates that default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•

the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: “F1” indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

Good short-term credit quality: “F2” indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: “F3” indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: “B” indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: “C” indicates that default is a real possibility.

Restricted default: “RD” indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

Default: “D” indicates a broad-based default event for an entity, or the default of a short-term obligation.

MULTIFDSAI-032022

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS

(a)	(i) Articles of Incorporation(1)
(ii) Articles of Amendment(2)
(iii) Articles Supplementary, dated December 13, 2016(3)
(iv) Articles Supplementary, dated April 30, 2019(2)

(b)	By-laws(4)

(c)	The rights of security holders are defined in the Registrant’s Articles of Incorporation (Article FIFTH and Article SEVENTH) filed as Exhibit (a)(i) to this Registration Statement and the Registrant’s By-Laws (Article II and Article VI) filed as Exhibit (b) to this Registration Statement.

(d)	(i) Form of Investment Advisory Agreement(5)
(ii) Amendment to Investment Advisory Agreement(6)
(iii) Subadvisory Agreement with Cohen & Steers Asia Limited(7)
(iv) Subadvisory Agreement with Cohen & Steers UK Limited(7)

(e)	Distribution Agreement(8)

(f)	Not applicable

(g)	Form of Master Custodian Agreement(5)

(h)	(i) Amended and Restated Administration Agreement between the Fund and the Advisor(8)
(ii) Form of Administration Agreement between the Fund and State Street Bank and Trust Company(5)
(iii) Form of Transfer Agency and Service Agreement(5)
(iv) Amended Shareholder Services Plan(8)
(v) Amended Fee Waiver Agreement(*)

(i)	Opinion of Venable LLP(3)

(j)	Consent of Independent Registered Public Accounting Firm(*)

(k)	Not applicable

(l)	Form of Investment Representation Letter(5)

(m)	Amended Distribution and Service Plan(8)

(n)	Amended Multi-Class Plan(9)

(p)	Code of Ethics, amended July 2021(*)

(1)	Incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the Commission) on November 9, 2004 (Accession No. 0000950117-04-003873).
(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A filed with the Commission on May 1, 2019 (Accession No. 0001193125-19-133327).
(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to its Registration Statement on Form N-1A filed with the Commission on March 31, 2017 (Accession No.0001193125-17-106776).
(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A filed with the Commission on June 28, 2010 (Accession No. 0001193125-10-148713).
(5)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A filed with the Commission on August 8, 2005 (Accession No. 0000950117-05-003146).
(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A filed with the Commission on June 28, 2016 (Accession No. 0001193125-16-634305).
(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A filed with the Commission on February 28, 2020 (Accession No. 0001193125-20-055553).
(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 to its Registration Statement on Form N-1A filed with the Commission on June 25, 2019 (Accession No. 0001193125-19-181332).
(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 36 to its Registration Statement on Form N-1A filed with the Commission on February 26, 2021 (Accession No. 0001193125-21-060936).

*	Filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 30. INDEMNIFICATION

    It is the Registrant’s policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article EIGHTH of Registrant’s Articles of Incorporation, filed as Exhibit (a)(i) to the Registrant’s Registration Statement filed on November 9, 2004, and Article VIII, of the Registrant’s By-Laws, filed as Exhibit (b) to Post-Effective Amendment No. 7 to its Registration Statement filed on June 28, 2010. The liability of the Registrant’s directors and officers is dealt with in Article EIGHTH of Registrant’s Articles of Incorporation. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s investment advisor (the “Advisor”), for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Agreement, filed as Exhibit (d)(i) to Pre-Effective Amendment No. 2 to the Registration Statement filed on August 8, 2005. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s administrator, for any loss suffered by the Registrant or its shareholders is set forth in Section 6 of the Amended and Restated Administration Agreement, filed as Exhibit (h)(i) to Post-Effective Amendment No. 32 to the Registration Statement filed on June 25, 2019. The liability of Cohen & Steers Securities, LLC, the Registrant’s distributor, for any loss suffered by the Registrant or its shareholders is set forth in Section 13 of the Distribution Agreement, filed as Exhibit (e) to the Post-effective Amendment No. 32 to the Registration Statement filed on June 25, 2019.

    Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTION OF INVESTMENT ADVISOR

    This information is set forth under the caption “Management of the Fund” in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement.

    The following is a list of the directors and officers of the Advisor. Unless otherwise indicated, none of the persons listed below has had other business connections of a substantial nature during the past two fiscal years other than as stated in the Prospectus forming Part A of this Registration Statement or in response to Item 32(b) below.

Name	Title	Other Business/Position Held/Dates

Joseph M. Harvey	President, Chief Executive Officer and Director	*
Adam M. Derechin	Executive Vice President, Chief Operating Officer and Director	*
Matthew S. Stadler	Executive Vice President and Chief Financial Officer	*
Francis C. Poli	Executive Vice President, General Counsel and Secretary	*
Jon Cheigh	Executive Vice President and Chief Investment Officer	*
Douglas R. Bond	Executive Vice President	*
Greg Bottjer	Executive Vice President	*
Daniel Charles	Executive Vice President	*
James Corl	Executive Vice President	*
James Giallanza	Executive Vice President	*
Robert Kuberski	Executive Vice President	*
Daniel Longmuir	Executive Vice President	*
Benjamin Morton	Executive Vice President	*
Matthew Pace	Executive Vice President	*
Christopher Parliman	Executive Vice President	*
William Scapell	Executive Vice President	*
Jeffrey Sharon	Executive Vice President	*
Jason Yablon	Executive Vice President	*
Paul Zettl	Executive Vice President	*
Gerios Rovers	Executive Director	*
Stephen Kenneally	Senior Vice President and Executive Director	*
William Alstrin	Senior Vice President	*
Christopher Barrett	Senior Vice President	*
Neil Bloom	Senior Vice President	*
Brandon Brown	Senior Vice President	*
Michelle Butler	Senior Vice President	*
Wai Ming Chan	Senior Vice President	*
Vince Childers	Senior Vice President	*
Kristen Choi	Senior Vice President	*
Colleen Cleary	Senior Vice President	*
Adam Collins	Senior Vice President	*
Emily Conte	Senior Vice President	*
David Conway	Senior Vice President	*
Brian Cordes	Senior Vice President	*
Edward Delt	Senior Vice President, Global Chief Compliance Officer	*

Dana DeVivo	Senior Vice President	*
Jerome Dorost	Senior Vice President	*
Elena Dulik	Senior Vice President and Chief Accounting Officer	*
Amy Duling	Senior Vice President	*
Austin Fagan	Senior Vice President	*
Michael Frank	Senior Vice President	*
Dane Garrood	Senior Vice President	*
Leonard Geiger	Senior Vice President	*
Marcia Glass	Senior Vice President	*
Michael Graveline	Senior Vice President	*
Khushbu Gupta	Senior Vice President	*
Daniel Hafford	Senior Vice President	*
Marc Haynes	Senior Vice President	*
Brian Heller	Senior Vice President	*
Andrew Humble	Senior Vice President	*
Khalid Husain	Senior Vice President	*
Takeshi Itai	Senior Vice President	*
Yigal Jhirad	Senior Vice President	*
Jason Johnson	Senior Vice President	*
Matthew Karcic	Senior Vice President	*
Damon Karras	Senior Vice President	*
Louisa Kasper	Senior Vice President	*
Mathew Kirschner	Senior Vice President	*
Nicholas Koutsoftas	Senior Vice President	*
Albert Laskaj	Senior Vice President	*
Wai Lim Leung	Senior Vice President	*
Mary Liftin	Senior Vice President	*
Michael Loftus	Senior Vice President	*
Kevin Lotti	Senior Vice President	*
James McAdams	Senior Vice President and Controller	*
Brian Meta	Senior Vice President	*
Sharanya Mitchell	Senior Vice President	*
Stephen Murphy	Senior Vice President and Deputy Chief Compliance Officer	*
Mary Ruth Newman	Senior Vice President	*
Michael Nolan	Senior Vice President	*
Diana Noto	Senior Vice President	*
Pretash Nuculaj	Senior Vice President	*
Jeffrey Palma	Senior Vice President	*
Ronald Pucillo	Senior Vice President	*
Rogier Quirijns	Senior Vice President	*
Christopher Rhine	Senior Vice President	*
Kevin Rochefort	Senior Vice President	*

Benjamin Ross	Senior Vice President	*
Christian Rusu	Senior Vice President	*
Evan Serton	Senior Vice President	*
Janine Seto-Moy	Senior Vice President	*
Alexander Shafran	Senior Vice President	*
James Shields	Senior Vice President	*
Mark Smith-Lyons	Senior Vice President	*
Rodrigo Soto	Senior Vice President	*
Kim Spellman	Senior Vice President	*
Hamid Tabib	Senior Vice President	*
Ted Valenti	Senior Vice President	*
Pascal Van Garderen	Senior Vice President	*
Jason Vinikoor	Senior Vice President	*
Charles Wenzel	Senior Vice President	*
Mirchiru Wisely	Senior Vice President	*
Elaine Zaharis-Nikas	Senior Vice President	*
Christopher Balisky	Vice President	*
Jonathan Beshel	Vice President	*
Christopher Boland	Vice President	*
Ryan Bolton	Vice President	*
Jillian Boyer	Vice President	*
Jonathan Brailey	Vice President	*
Gabriel Buerkle	Vice President	*
Andrew Burd	Vice President	*
Peter Burnside	Vice President	*
Brain Casey	Vice President	*
Thomas Cassidy	Vice President	*
Keith Caswell	Vice President	*
Catherine Cheng	Vice President	*
William Cheng	Vice President	*
Sean Cooney	Vice President	*
Alan Cooper	Vice President	*
Christian Corkery	Vice President	*
Gregory Crawford	Vice President	*
Thuy Quynh Dang	Vice President	*
Matthew Darwin	Vice President	*
Christopher DeNunzio	Vice President	*
Yan Lin Ding	Vice President	*
Siyu Dong	Vice President	*
David Driscoll	Vice President	*
Jessen Fahey	Vice President	*
Mary Kathleen Flores	Vice President	*
William Formosa	Vice President	*
David Fossella	Vice President	*
Steven Frank	Vice President	*

Celine Fung	Vice President	*
Kristin Garbarino	Vice President	*
Christopher Gasta	Vice President	*
John Geoghan	Vice President	*
Ryan Grealy	Vice President	*
Steven Frise	Vice President	*
Joseph Handelman	Vice President	*
Michael Hart	Vice President	*
Natalie Hedlund	Vice President	*
Elizabeth Heisler	Vice President	*
Christopher Jerejian	Vice President	*
Robert Kastoff	Vice President	*
Colin Keane	Vice President	*
Charlotte Keenan	Vice President	*
Robert Kennedy	Vice President	*
Michael King	Vice President	*
Stefanny Kisiel	Vice President	*
Harrison Klein	Vice President	*
Chi Yeung Ko	Vice President	*
Hin Fai Lam	Vice President	*
Kelly Lam	Vice President	*
Shirley Lam	Vice President	*
Alexander Laskey	Vice President	*
Wincheng Lin	Vice President	*
Sean Magrath	Vice President	*
Kristine Manzi	Vice President	*
Kevin McAvoy	Vice President	*
Matthew McAvoy	Vice President	*
Jamaal McDell	Vice President	*
Michael McGarry	Vice President	*
Raquel McLean	Vice President	*
Ryan McLean	Vice President	*
Humberto Medina	Vice President	*
Ryan Medlock	Vice President	*
Bennett Meier	Vice President	*
Myra Mercado	Vice President	*
Michele Meyer	Vice President	*
Marcel Miu	Vice President	*
Taylor Mizzi	Vice President	*
Margaret Mo	Vice President	*
David Moonasar	Vice President	*
John Muth	Vice President	*
Christopher Nelson	Vice President	*
Natalie Okorie	Vice President	*
Alex Overby	Vice President	*

Saagar Parikh	Vice President	*
Jimmy Parsard	Vice President	*
Christopher Pietretti	Vice President	*
Damien Porras	Vice President	*
Anthony Puma	Vice President	*
Stephen Quan	Vice President	*
Eldar Radovici	Vice President	*
Danielle Rizzaro	Vice President	*
Bobbi Lynn Roberts	Vice President	*
Boris Royzen	Vice President	*
Hideya Sakai	Vice President	*
Zarna Sanghvi	Vice President	*
Micharl Schell	Vice President	*
Arun Sharma	Vice President	*
Joshua Silverman	Vice President	*
Dany Smith	Vice President	*
Kevin Sutcliffe	Vice President	*
Faezeh Taghvaee	Vice President	*
Lorraine Tutovic	Vice President	*
Daniel Tyshovnytsky	Vice President	*
Regina Vaitzman	Vice President	*
Jan Willem Van Kranenburg	Vice President	*
Charlotte Villa	Vice President	*
Brendan Walters	Vice President	*
Kryshna Wright	Vice President	*
Jiyang Zhang	Vice President	*
Yue Zhang	Vice President	*

ITEM 32. PRINCIPAL UNDERWRITERS

    (a) Cohen & Steers Securities, LLC. is the principal underwriter for the Registrant. The names of each investment company (in addition to the Registrant) for which Cohen & Steers Securities, LLC acts as principal underwriter are:

    Cohen & Steers Institutional Realty Shares, Inc.

    Cohen & Steers International Realty Fund, Inc.

    Cohen & Steers Global Realty Shares, Inc.

    Cohen & Steers Real Assets Fund, Inc.

    Cohen & Steers Real Estate Securities Fund, Inc.

    Cohen & Steers Realty Shares, Inc.

    Cohen & Steers Global Infrastructure Fund, Inc.

    Cohen & Steers MLP & Energy Opportunity Fund, Inc.

    Cohen & Steers Low Duration Preferred and Income Fund, Inc.

    Cohen & Steers Preferred Securities and Income Fund, Inc.

    Cohen & Steers Preferred Securities and Income SMA Shares, Inc.

    (b) The following are directors and officers of Cohen & Steers Securities, LLC. The principal address of these persons is 280 Park Avenue, New York, NY 10017.

Name	Position and Offices with Distributor	Position and Offices with Registrant
Francis C. Poli	President, Chief Legal Officer and Director	Executive Vice President, General Counsel and Secretary
Matthew S. Stadler	Chief Financial Officer and Treasurer	Executive Vice President and Chief Financial Officer
Stephen Murphy	Chief Compliance Officer	Chief Compliance Officer and Vice President
Robert H. Steers	Vice President	None
Dana A. DeVivo	Secretary	Senior Vice President
Adam M. Derechin	Vice President	Director
James McAdams	Assistant Treasurer	Senior Vice President
Brian Heller	Assistant Secretary	Senior Vice President and Corporate Counsel
Robert Kuberski	Vice President	None

    (c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Sub-Administrator and Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, NY 10017.

ITEM 34. MANAGEMENT SERVICES

    Not applicable.

ITEM 35. UNDERTAKINGS

    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of February, 2022.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

By:	/s/ JAMES GIALLANZA
JAMES GIALLANZA President and CEO

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

By: /s/ JAMES GIALLANZA	President and Chief Executive Officer (Principal Executive Officer)	February 28, 2022
(JAMES GIALLANZA)

By: /s/ ALBERT LASKAJ	Treasurer and Chief Financial Officer (Principal Financial Officer)	February 28, 2022
(ALBERT LASKAJ)

*	Chairman and Director	February 28, 2022
(JOSEPH M. HARVEY)

*	Director	February 28, 2022
(ADAM M. DERECHIN)

*	Director	February 28, 2022
(MICHAEL G. CLARK)

*	Director	February 28, 2022
(DEAN A. JUNKANS)

*	Director	February 28, 2022
(GEORGE GROSSMAN)

*	Director	February 28, 2022
(GERALD J. MAGINNIS)

*	Director	February 28, 2022
(JANE F. MAGPIONG)

*	Director	February 28, 2022
(DAPHNE L. RICHARDS)

*	Director	February 28, 2022
(RAMONA ROGERS-WINDSOR)

*By: /s/ DANA A. DEVIVO		February 28, 2022
Dana A. DeVivo ATTORNEY-IN-FACT